Exhibit 99.2

                     ACADIA REALTY TRUST

             QUARTERLY SUPPLEMENTAL DISCLOSURE
                      December 31, 2006

                 Table of Contents
                 -----------------
                                                     Page                                                          Page
                                                     ----                                                          ----

                Section I - Overview                                  Section III - Joint Venture Information


Important Notes                                          2       Overview - Fund I                                   30

Company Information                                      3       Overview - Fund II                                  31

Portfolio Snapshot                                       4       Overview - RCP Venture                              32

Organizational Chart                                     5       Fund I Properties - Detail                          33

Executive Management Team                                6       Top 5 Fund I Tenants                                34

         Section II - Financial Information                      Fund I - Current Valuation                          35

Market Capitalization                                    7       Kroger/Safeway Locations                            36

Shareholder Information                                  8       Fund II Properties - Detail                         37

Operating Statements - Consolidated                      9       Fund II - New York Urban/Infill Projects            38

Operating Statements - Joint Venture Activity           11
                                                                     Section IV - Parent Portfolio Information
Operating Statements - Activity by Source               16
                                                                 Properties - Overview                               39
Operating Statements - Current v. Historical            18
                                                                 Properties by Region - Summary                      42
Net Operating Income - Same Property Performance        19
                                                                 Properties by State - Summary                       43
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")          20       Properties - Detail                                 44

Capital Expenditures                                    21       Leasing Production                                  47

Consolidated Balance Sheets                             22       Top 10 Tenants - Consolidated                       48

Pro-rata Consolidated Balance Sheet                     23

Selected Operating Ratios                               24       Anchor Tenant Detail                                49

Debt Analysis - Summary                                 25       Anchor Lease Expirations - Next 3 Years             54

Debt Analysis - Detail                                  26       Lease Expirations                                   55

Debt Maturity Schedule                                  28       Property Demographics                               60

Unencumbered Properties                                 29       Residential Properties                              61


     Visit acadiarealty.com for current news as well as additional property details and financial information

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                Important Notes
--------------------------------------------------------------------------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal repayments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                               Company Information
                               -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 72 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters      1311 Mamaroneck Avenue                 Investor Relations          Jon Grisham
                            Suite 260                                                          Vice President
                            White Plains, NY 10605                                             (914) 288-8142
                                                                                               jgrisham@acadiarealty.com

New York Stock Exchange     Symbol AKR                             Web Site                    www.acadiarealty.com


Analyst Coverage            Banc of America Securities                    Citigroup - Smith Barney
                            Ross Nussbaum - (212) 847-5668                Jonathan Litt - (212) 816-0231
                            ross.nussbaum@bofasecurities.com              jonathan.litt@citigroup.com
                            Christine McElroy - (212) 847-5658            Ambika Goel - (212) 816-6981
                            christine.m.mcelroy@bofasecurities.com        Ambika.goel@citigroup.com

                            J.P. Morgan Securities, Inc.                  Ryan Beck & Co.
                            Michael W. Mueller, CFA (212) 622-6689        Sheila McGrath - (973) 549-4084
                            michael.w.mueller@jpmorgan.com                sheila.mcgrath@ryanbeck.com
                            Joseph Dazio, CFA - (212) 622-6416
                            joseph.c.dazio@jpmorgan.com

                            Bank of Montreal                              RBC Capital Markets
                            Paul Adornato, CFA - (212) 885-4170           Rich Moore, CFA - (216) 378-7625
                            paul.adornato@bmo.com                         rich.moore@rbccm.com


                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                               Portfolio Snapshot
                               ------------------


[GRAPHIC OMITTED]

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                              Organizational Chart
                              --------------------


[GRAPHIC OMITTED]

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                            Executive Management Team
                           --------------------------

Kenneth F. Bernstein   Chief Executive Officer     Mr. Bernstein is responsible for strategic planning as well as overseeing the day
                               and President       to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc.
                                                   from 1990 until the creation of Acadia Realty Trust through the merger of RD
                                                   Capital with Mark Centers Trust in August of 1998. Prior to joining RD Capital,
                                                   Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the
                                                   University of Vermont and his Juris Doctorate from Boston University School of
                                                   Law. He is an active member of the International Council of Shopping Centers
                                                   (ICSC), National Association of ReaL Estate Investment Trusts (NAREIT), Urban
                                                   Land Institute (ULU), and the Real Estate Roundtable. Mr. Bernstein is also a member of the Young President's Organization (YPO), where he is chairman of the
                                                   Real Estate Network. He is a member of the Board of Trustees of BRT Realty
                                                   (NYSE: BRT).

Joel Braun              Executive Vice President,  Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                        Chief Investment Officer   properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and
                                                   Finance for Rosenshein Associates, a regional shopping center developer based in
                                                   New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr.
                                                   Braun holds a Bachelor's in Business Administration from Boston University and a
                                                   Master's Degree in Planning from John Hopkins University.

Joseph Hogan             Senior Vice President,    Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                        Director of Construction   (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover
                                                   Construction Company, a subsidiary of Konover & Associates located in West
                                                   Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Robert Masters, Esq.     Senior Vice President,    Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API
                            General Counsel,       Asset Management for over five years, Senior Vice President Deputy General
                           Corporate Secretary     Counsel for European American Bank from 1985 to 1990, and Vice President and
                                                   Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his
                                                   Bachelor of Arts from the City University of New York and his J.D. from New York
                                                   University Law School. Mr. Masters is also a member of the New York State Bar.

Joseph M. Napolitano,    Senior Vice President,    Mr. Napolitano is responsible for overseeing the company's internal operations.
CPM                      Director of Operations    Previously, he held the position of Senior Vice President, Director of Property
                                                   Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen
                                                   Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a
                                                   Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from
                                                   Adelphi University, Garden City, NY; and is a Certified Property Manager by the
                                                   Institute of Property Management (IREM). Mr. Napolitano is also a member of the
                                                   New York State Association of Realtors (NYSAR) International Council of Shopping
                                                   Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the
                                                   Building Owners and Managers Institute (BOMI).

Michael Nelsen           Senior Vice President,    Mr. Nelsen oversees all the financial activities and asset management functions.
                         Chief Financial Officer   Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of
                                                   Real Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified
                                                   Public Accountant since 1971.

Joseph Povinelli         Senior Vice President,    Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
                           Director of Leasing     Since 1987 Mr. Povinelli had served as regional real estate representative for
                                                   Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York,
                                                   responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr.
                                                   Povinelli received a Bachelor of Science degree in Finance and Economics from
                                                   C.W. Post College of Long Island University.

Robert Scholem           Senior Vice President,    Mr. Scholem has been the Director of Property Management since 2003 and a Senior
                          Director of Property     Vice President since August, 2005. Prior to joining the Company in 1998, Mr.
                               Management          Scholem was employed at Rosen Associates Management Corp. as a Senior Property
                                                   Manager overseeing a national portfolio of community shopping centers, and
                                                   Staller Associates, Inc. as an Operations Manager responsible for community shopping centers, office, and industrial buildings on Long Island, New York. Mr.
                                                   Scholem holds a Bachelor's in Business Administration from Guilford College,
                                                   Greensboro, NC; and is a Certified Property Manager (CPM(R)) by the Institute of
                                                   Real Estate Management. Mr. Scholem is also a licensed Salesperson by the State of New York as well as a member of LI Board of Realtors & CIREI, and is a
                                                   Certified Shopping Center Manager (CSM) by the International Council of Shopping
                                                   Centers.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                           Total Market Capitalization
                           ---------------------------
                 (including pro-rata share of joint venture debt)




                                                                                  Percent of                 Percent of
                              (amounts in thousands)                                Total                  Total Market
                                                                                    Equity                Capitalization
                                                                                  -----------             --------------

Equity Capitalization
---------------------
Total Common Shares Outstanding                                                         97.5%     31,773
Common Operating Partnership ("OP") Units                                                2.0%        642
                                                                                              -----------
Combined Common Shares and OP Units                                                               32,415

Market Price at December 31, 2006                                                                 $25.02
                                                                                              -----------

Equity Capitalization - Common Shares and OP Units                                              $811,023

Preferred OP Units - at cost (1)                                                         0.5%      4,188
                                                                                  ----------- -----------

                           Total Equity Capitalization                                 100.0%    815,211           65.7%
                                                                                  =========== =========== ==============

Debt Capitalization
-------------------
Consolidated debt                                                                                445,215
Adjustment to reflect pro-rata share of debt                                                     (19,580)
                                                                                              -----------

                            Total Debt Capitalization                                            425,635           34.3%
                                                                                              ----------- --------------

                           Total Market Capitalization                                        $1,240,846          100.0%
                                                                                              =========== ==============




           Weighted Average Outstanding Common Shares and O.P. Units
           ---------------------------------------------------------

                                                                                    Common
                                                                                    Shares    O.P. Units      Total
                                                                                  ----------- ----------- --------------

============================================================================================= =========== ==============
Basic
Quarter ended December 31, 2006                                                   32,514,803     642,272     33,157,075
Year-to-date December 31, 2006                                                    32,501,602     647,223     33,148,825
Fully Diluted (3)
Quarter ended December 31, 2006                                                   33,186,718     642,272     33,828,990
Year-to-date December 31, 2006                                                    33,152,996     647,223     33,800,219
============================================================================================= =========== ==============

Basic
Quarter ended December 31, 2005                                                   32,017,316     653,360     32,670,676
Year-to-date December 31, 2005                                                    31,948,610     615,160     32,563,770
Fully Diluted (3)
Quarter ended December 31, 2005                                                   32,293,926     653,360     32,947,286
Year-to-date December 31, 2005                                                    32,214,231     615,160     32,829,391

(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes 4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of 337,079 Preferred OP Units is dilutive for EPS and is included in the fully diluted amounts above for the quarter and year ending December 31, 2006. They were anti-dilutive for EPS for the quarter and year ended December 31, 2005. For the purposes of calculating FFO for 2005 on a fully diluted basis, 429,879 and 476,279 have been added for the quarter and year ended December 31, 2005, respectively.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)




                         10 Largest Institutional/Non-Retail Shareholders (1)                           Percent of Out-
                                                                                            Common      standing Common
Shareholder                                                                               Shares Held        Shares
------------------------------------------------------------------------                --------------- ----------------

Wellington Management                                                                            3,872             12.2%
Third Avenue Management                                                                          2,459              7.7%
Yale University                                                                                  2,154              6.8%
Morgan Stanley                                                                                   1,867              5.9%
Vanguard Group                                                                                   1,627              5.1%
Barclay's Global Investors                                                                       1,581              5.0%
Cliffwood Partners                                                                               1,569              4.9%
Redding K G & Associated LLC                                                                     1,532              4.8%
Principal Financial Group                                                                        1,097              3.5%
Urdang                                                                                             911              2.9%
                                                                                        --------------- ----------------

Total of 10 Largest Institutional Shareholders                                                  18,669             58.8%
                                                                                        =============== ================

Total of all Institutional Shareholders                                                         29,815             93.8%
                                                                                        =============== ================


                              Operating Partnership
                                Unit Information
                                ----------------

                                                                                           Percent
                                                                                           of Total
                                                                                          O.P. Units
                                                                                        ---------------

Managment O.P. Unit Holders                                                        338            52.6%
Other O.P. Unit Holders                                                            304            47.4%
                                                                        --------------- ---------------

Total O.P. Units                                                                   642           100.0%
                                                                        =============== ===============


(1)  Based on most recent Schedule 13F filing

                               ACADIA REALTY TRUST

                   Statements of Operations - Consolidated (1)
          -------------------------------------------------------------
                        Current Quarter and Year-to-Date
                   ------------------------------------------
                                 (in thousands)



                                                    Year to Date                             Current Quarter
                                                      Year                                      3 months
                                                ended December 31,                           ended December 31,
                                                      2006                                          2006
                                           -----------------------------------------------------------------------------

                                             Wholly          Discontinued           Wholly          Discontinued
                                             Owned     JV's   operations   Total     Owned    JV's   Operations  Total
                                           --------- -------- ---------- --------- -------- -------- ---------- --------

PROPERTY REVENUES
Minimum rents                              $ 49,924  $18,747    $ 5,812  $ 74,483  $12,984  $ 3,464    $ 1,055  $17,503
Percentage rents                                620      222         57       899      200       21          4      225
Expense reimbursements                       12,908    2,959      2,420    18,287    3,261      859        512    4,632
Other property income                         1,009      158        129     1,296      421       (5)        72      488
                                           --------- -------- ---------- --------- -------- -------- ---------- --------
                                             64,461   22,086      8,418    94,965   16,866    4,339      1,643   22,848
                                           --------- -------- ---------- --------- -------- -------- ---------- --------

PROPERTY EXPENSES
Property operating                           12,789    2,431      2,415    17,635    3,752      802        708    5,262
Real estate taxes                             8,076    2,257      1,857    12,190    2,183      586        322    3,091
                                           --------- -------- ---------- --------- -------- -------- ---------- --------
                                             20,865    4,688      4,272    29,825    5,935    1,388      1,030    8,353
                                           --------- -------- ---------- --------- -------- -------- ---------- --------

NET OPERATING INCOME - PROPERTIES            43,596   17,398      4,146    65,140   10,931    2,951        613   14,495


OTHER INCOME (EXPENSE)
General and administrative                  (10,162)       -          -   (10,162)  (2,215)       -          -   (2,215)
Property related home office expenses        (9,239)    (298)         -    (9,537)  (1,809)     (72)         -   (1,881)
Equity in earnings of unconsolidated
 properties                                       -       22          -        22        -     (190)         -     (190)
Lease termination income                          -        -          -         -        -        -          -        -
Interest income                               7,786      544         16     8,346    2,169      166         16    2,351
Asset and property management income (2)     11,594        -          -    11,594    2,769        -          -    2,769
Promote Fee (3)                                 355        -          -       355       97        -          -       97
Property management expense                    (130)      (7)      (135)     (272)     (13)      (2)       (52)     (67)
Straight-line rent income                       823      620         32     1,475      492    1,463         (7)   1,948
Straight-line rents written off                (113)       -          -      (113)    (113)       -          -     (113)
FAS 141 Rent                                   (427)     (15)         -      (442)    (282)       6          -     (276)
Abandoned project costs                           -     (136)         -      (136)       -     (136)         -     (136)
Hurricane related income (expenses)               -        -          -         -        -        -          -        -
Provision for Income Taxes                      437      (47)         -       390      548        4          -      552
Other income (expense) (5)                      499      173          -       672      507        -          -      507
                                           --------- -------- ---------- --------- -------- -------- ---------- --------

EBIDTA                                       45,019   18,254      4,059    67,332   13,081    4,190        570   17,841

Depreciation and amortization               (15,916)  (7,903)      (541)  (24,360)  (4,655)  (2,075)       820   (5,910)
FAS 141 Amortization                           (670)    (162)         -      (832)    (117)     (38)         -     (155)
Interest expense                            (15,715)  (6,975)      (815)  (23,505)  (4,414)  (1,856)      (149)  (6,419)
Loan defeasance (net of reimbursement)        1,141   (1,467)         -      (326)       -        -          -        -
FAS 141 Interest                                 85      757          -       842       23       15          -       38
Impairment of real estate                         -        -          -         -        -        -          -        -
Gain on sale of properties                        -        -     20,974    20,974        -        -     20,974   20,974
Gain (loss) on sale of properties -
 Mervyns( 1)                                      -      314          -       314        -       (1)         -       (1)
Income taxes on gain on property sale -
 Mervyns                                          -        -          -         -        -        -          -        -
                                           --------- -------- ---------- --------- -------- -------- ---------- --------

Income before minority interest              13,944    2,818     23,677    40,439    3,918      235     22,215   26,368

Minority interest - OP                         (287)     (58)      (458)     (803)     (82)      (4)      (430)    (516)
Minority interest                              (251)    (372)         -      (623)     (67)     (95)         -     (162)
                                           --------- -------- ---------- --------- -------- -------- ---------- --------

NET INCOME                                 $ 13,406  $ 2,388    $23,219  $ 39,013  $ 3,769  $   136    $21,785  $25,690
                                           ========= ======== ========== ========= ======== ======== ========== ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Detail as follows:


                                                                                       4th      3rd      2nd      1st
                                                                              YTD     Quarter  Quarter  Quarter  Quarter
                                                                            -------- -------- -------- -------- --------

Asset management fee Fund I                                                 $     -   $    -   $    -   $ (108)  $  108
Asset management fee Fund II                                                  3,600      900      900      900      900
Property management/Leasing/Construction/legal fees - Fund I (4)                300       27       90      144       39
Property management/Construction/legal fees - Fund II                         2,064      470    1,027      289      278
Klaff related fees                                                            4,014      856    1,115      985    1,058
Other fees                                                                    1,616      516      624      296      180
                                                                            -------- -------- -------- -------- --------
                                                                            $11,594   $2,769   $3,756   $2,506   $2,563
 Priority distributions - Fund I                                                942      374      352      216        -
                                                                            -------- -------- -------- -------- --------

 Total Management fees and priority distributions                           $12,536   $3,143   $4,108   $2,722   $2,563
                                                                            ======== ======== ======== ======== ========

(3) Represents amounts distributed to the Company in excess of its pro-rata share as a result of the performance of the Mervyn's investment.

(4) Includes approximately $1,100 of construction activity reclassified from G&A to construction fee revenue.

(5) $507 for the quarter ended December 31, 2006 represents income from termination and settlement of interest rate swaps.

                               ACADIA REALTY TRUST

                   Statements of Operations - Consolidated (1)
                   -------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)



                                Previous Quarters

                          3 months                              3 months                              3 months
                    ended September 30,                      ended June 30,                        ended March 31,
                           2006                                  2006                                  2006
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- ------------------

                  Wholly          Discontinued          Wholly          Discontinued          Wholly         Discontinued
                  Owned    JV's   Operations  Total     Owned    JV's   Operations  Total     Owned    JV's   Operations  Total
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- ---------- --------

PROPERTY
 REVENUES
Minimum rents   $12,399  $ 4,026  $   1,603  $18,028  $12,290  $ 5,911  $   1,582  $19,783  $12,251  $ 5,346  $   1,572 $19,169
Percentage
 rents              113      191         11      315      122        1         29      152      185        9         13     207
Expense
 reimbursements   3,340      811        498    4,649    3,045      580        665    4,290    3,262      709        745   4,716
Other property
 income             190      146          3      339      207        1         23      231      191       16         31     238
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- --------- ---------
                 16,042    5,174      2,115   23,331   15,664    6,493      2,299   24,456   15,889    6,080      2,361  24,330
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- --------- ---------

PROPERTY
 EXPENSES
Property
 operating        3,096      589        603    4,288    2,839      502        511    3,852    3,102      538        593   4,233
Real estate
 taxes            2,068      587        393    3,048    1,831      453        589    2,873    1,994      631        553   3,178
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- --------- ---------
                  5,164    1,176        996    7,336    4,670      955      1,100    6,725    5,096    1,169      1,146   7,411
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- --------- ---------

NET OPERATING
 INCOME -
 PROPERTIES      10,878    3,998      1,119   15,995   10,994    5,538      1,199   17,731   10,793    4,911      1,215  16,919


OTHER INCOME
 (EXPENSE)
General and
 administrative  (2,897)       -          -   (2,897)  (2,357)       -          -   (2,357)  (2,693)       -          -  (2,693)
Property
 related home
 office
 expenses        (2,675)    (102)         -   (2,777)  (2,238)     (63)         -   (2,301)  (2,517)     (61)         -  (2,578)
Equity in
 earnings of
 unconsolidated
 properties           -       42          -       42        -      (46)         -      (46)       -      216          -     216
Lease
 termination
 income               -        -          -        -        -        -          -        -        -        -          -       -
Interest income   2,094      141          -    2,235    1,860      134          -    1,994    1,663      103          -   1,766
Asset and
 property
 management
 income (2)       3,756        -          -    3,756    2,506        -          -    2,506    2,563        -          -   2,563
Promote Fee (3)       -        -          -        -        -        -          -        -      258        -          -     258
Property
 management
 expense            (14)     128        (57)      57      (39)     105        (15)      51      (64)    (238)       (11)   (313)
Straight-line
 rent income         25      820         18      863      192   (1,130)         9     (929)     114     (533)        12    (407)
Straight-line
 rents written
 off                  -        -          -        -        -        -          -        -        -        -          -       -
FAS 141 Rent       (124)      (8)         -     (132)     (68)      (8)         -      (76)      47       (5)         -      42
Abandoned
 project costs        -        -          -        -        -        -          -        -        -        -          -       -
Hurricane
 related income
 (expenses)           -        -          -        -        -        -          -        -        -        -          -       -
Provision for
 Income Taxes       664      (16)         -      648     (356)      (5)         -     (361)    (419)     (30)         -    (449)
Other income
 (expense) (5)        -        -          -        -       (8)     173          -      165        -        -          -       -
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- ---------- --------

EBIDTA           11,707    5,003      1,080   17,790   10,486    4,698      1,193   16,377    9,745    4,363      1,216  15,324

Depreciation
 and
 amortization    (3,836)  (1,923)      (462)  (6,221)  (3,721)  (1,984)      (448)  (6,153)  (3,704)  (1,921)      (451) (6,076)
FAS 141
 Amortization      (242)     (41)         -     (283)    (157)     (41)         -     (198)    (154)     (42)         -    (196)
Interest
 expense         (3,951)  (1,827)      (237)  (6,015)  (3,812)  (1,744)      (225)  (5,781)  (3,538)  (1,548)      (204) (5,290)
Loan defeasance
 (net of
 reimbursement)       -        -          -        -        -        -          -        -    1,141   (1,467)         -    (326)
FAS 141
 Interest            23       15          -       38       23       15          -       38       16      712          -     728
Impairment of
 real estate          -        -          -        -        -        -          -        -        -        -          -       -
Gain on sale of
 properties           -        -          -        -        -        -          -        -        -        -          -       -
Gain (loss) on
 sale of
 properties -
 Mervyns( 1)          -     (934)         -     (934)       -      785          -      785        -      464          -     464
Income taxes on
 gain on
 property sale -
 Mervyns              -        -          -        -        -        -          -        -        -        -          -       -
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- ---------- --------

Income before
 minority
 interest         3,701      293        381    4,375    2,819    1,729        520    5,068    3,506      561        561   4,628

Minority
 interest - OP      (78)      (4)        (7)     (89)     (63)     (31)       (10)    (104)     (64)     (19)       (11)    (94)
Minority
 interest           (62)    (102)         -     (164)     (34)     (82)         -     (116)     (88)     (93)         -    (181)
                -------- -------- ---------- -------- -------- -------- ---------- -------- -------- -------- ---------- --------

NET INCOME      $ 3,561  $   187  $     374  $ 4,122  $ 2,722  $ 1,616  $     510  $ 4,848  $ 3,354  $   449  $     550 $ 4,353
                ======== ======== ========== ======== ======== ======== ========== ======== ======== ======== ========= =========

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)



                                                                                        Year-to-Date

                                                                                         Year
                                                                                 ended December 31,
                                                                                        2006
                                                     -------- -------- -------- ------- ------ -------- ------- -------
                                                              AKR Pro-
                                                                rata
                                                               share     AKR
                                                                 and   Brandywine       AKR Pro-        AKR Pro-
                                                                20%             Mervyns rata             rata   Mervyns
                                                      Fund I   Promote Promote     I     share Fund II   share     II
                                                     -------- -------- -------- ------- ------ -------- ------- -------

PROPERTY REVENUES
Minimum rents                                        $10,864  $ 4,104  $ 6,760   $   -   $  -  $ 8,641  $1,731  $    -
Percentage rents                                           4        2        2       -      -      569     114       -
Expense reimbursements                                   907      343      564       -      -    1,233     247       -
Other property income                                    141       53       88       -      -       14       3       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------
                                                      11,916    4,502    7,414       -      -   10,457   2,095       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------

PROPERTY EXPENSES
Property operating                                       706      267      439       -      -    1,829     366       -
Real estate taxes                                        878      331      547       -      -    1,693     339       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------
                                                       1,584      598      986       -      -    3,522     705       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------

NET OPERATING INCOME - PROPERTIES                     10,332    3,904    6,428       -      -    6,935   1,390       -


OTHER INCOME (EXPENSE)
General and administrative                                 -        -        -       -      -        -       -       -
Property related home office expenses                   (211)     (81)    (130)   (131)   (50)    (181)    (36)     (6)
Equity in earnings of unconsolidated properties           95       20       15     263     13     (377)    (76)    263
Lease termination income                                   -        -        -       -      -        -       -       -
Interest income                                          423      160      263      54     19      216      43      57
Asset and property management income                       -        -        -       -      -        -       -       -
Promote Fee                                                -        -        -    (332)     -        -       -       -
Asset and property management expense( 2)                 (7)      (3)      (4)      -      -   (4,880)      -       -
Straight-line rent income                                483      182      301       -      -        2       -       -
Straight-line rents written off                            -        -        -       -      -        -       -       -
FAS 141 Rent                                              (3)      (1)      (2)      -      -     (814)   (163)      -
Abandoned project costs                                    -        -        -       -      -     (679)   (136)      -
Hurricane related expenses                                 -        -        -       -      -        -       -       -
Provision for income taxes                               (43)     (16)     (27)     (7)    (3)      (1)      -      (9)
Other income                                               -        -        -       -      -        -       -       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------

EBIDTA                                                11,069    4,165    6,844    (153)   (21)     221   1,022     305

Depreciation and amortization (3)                     (6,425)  (2,429)  (3,996)      -      -   (2,685)   (537)      -
FAS 141 Amortization                                      (1)       -       (1)      -      -     (809)   (161)      -
Interest expense                                      (2,515)    (890)  (1,565)    (12)    (5)  (4,683)   (936)    (12)
Loan defeasance                                            -        -        -       -      -        -       -       -
FAS 141 Interest                                          60       24       36       -      -        -       -       -
Impairment of real estate                                  -        -        -       -      -        -       -       -
Gain on sale of properties                                 -        -        -       -      -        -       -       -
Gain (loss) on sale of properties - Mervyn's               -        -        -     843    145        -       -     843
Income taxes on gain on property sale - Mervyn's           -        -        -       -      -        -       -       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------

Income before minority interest                        2,188      870    1,318     678    119   (7,956)   (612)  1,136

Minority interest - OP                                     -      (18)     (27)      -     (1)       -      13       -
Minority interest                                       (390)    (148)    (242)      -      -       92      18       -
                                                     -------- -------- -------- ------- ------ -------- ------- -------

NET INCOME                                           $ 1,798  $   704  $ 1,049   $ 678   $118  $(7,864) $ (581) $1,136
                                                     ======== ======== ======== ======= ====== ======== ======= =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)


                                                                                      Year-to-Date

                                                                                         Year
                                                                                 ended December 31,
                                                                                        2006


                                                               AKR Pro-          AKR Pro-            AKR Pro-  AKR Pro-
                                                               rata   Brandywine  rata                rata
                                                                share     JV       share  Crossroads   share   rataTotal
                                                              ------- ---------- -------- ---------- -------- ----------

PROPERTY REVENUES
Minimum rents                                                   $  -    $14,261  $ 3,169    $ 6,085  $ 2,983    $18,747
Percentage rents                                                   -        441       98         12        6        222
Expense reimbursements                                             -      2,320      516      2,630    1,289      2,959
Other property income                                              -          8        1         28       13        158
                                                              ------- ---------- -------- ---------- -------- ----------
                                                                   -     17,030    3,784      8,755    4,291     22,086
                                                              ------- ---------- -------- ---------- -------- ----------

PROPERTY EXPENSES
Property operating                                                 -      2,990      664      1,418      695      2,431
Real estate taxes                                                  -        930      207      1,702      833      2,257
                                                              ------- ---------- -------- ---------- -------- ----------
                                                                   -      3,920      871      3,120    1,528      4,688
                                                              ------- ---------- -------- ---------- -------- ----------

NET OPERATING INCOME - PROPERTIES                                  -     13,110    2,913      5,635    2,763     17,398


OTHER INCOME (EXPENSE)
General and administrative                                         -          -        -          -        -          -
Property related home office expenses                             (1)         -        -          -        -       (298)
Equity in earnings of unconsolidated properties                   50          -        -          -        -         22
Lease termination income                                           -          -        -          -        -          -
Interest income                                                   11         72       16         66       32        544
Asset and property management income                               -          -        -          -        -          -
Promote Fee                                                        -          -        -          -        -          -
Asset and property management expense( 2)                          -       (880)       -          -        -         (7)
Straight-line rent income                                          -        546      121         33       16        620
Straight-line rents written off                                    -          -        -          -        -          -
FAS 141 Rent                                                       -        677      151          -        -        (15)
Abandoned project costs                                            -          -        -          -        -       (136)
Hurricane related expenses                                         -          -        -          -        -          -
Provision for income taxes                                        (1)         -        -          -        -        (47)
Other income                                                       -          -        -        354      173        173
                                                              ------- ---------- -------- ---------- -------- ----------

EBIDTA                                                            59     13,525    3,201      6,088    2,984     18,254

Depreciation and amortization (3)                                  -     (2,947)    (655)      (581)    (286)    (7,903)
FAS 141 Amortization                                               -          -        -          -        -       (162)
Interest expense                                                  (2)    (8,601)  (1,869)    (3,485)  (1,708)    (6,975)
Loan defeasance                                                    -     (6,604)  (1,467)         -        -     (1,467)
FAS 141 Interest                                                   -      3,138      697          -        -        757
Impairment of real estate                                          -          -        -          -        -          -
Gain on sale of properties                                         -          -        -          -        -          -
Gain (loss) on sale of properties - Mervyn's                     169          -        -          -        -        314
Income taxes on gain on property sale - Mervyn's                   -          -        -          -        -          -
                                                              ------- ---------- -------- ---------- -------- ----------

Income before minority interest                                  226     (1,489)     (93)     2,022      990      2,818

Minority interest - OP                                            (5)         -        -          -      (20)       (58)
Minority interest                                                  -          -        -          -        -       (372)
                                                              ------- ---------- -------- ---------- -------- ----------

NET INCOME                                                      $221    $(1,489) $   (93)   $ 2,022  $   970    $ 2,388
                                                              ======= ========== ======== ========== ======== ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)


                                                                                  Current Quarter

                                                                                         3 months
                                                                                   ended December 31,
                                                                                             2006
                                                    --------- -------- -------- ------- ------ -------- ------ -------
                                                              AKR Pro-
                                                                rata     AKR
                                                               share
                                                                 and   Brandywine       AKR Pro-        AKR Pro-
                                                                20%             Mervyns rata            rata   Mervyns
                                                      Fund I   Promote Promote     I     share Fund II   share    II
                                                     -------- -------- -------- ------- ------ -------- ------ -------

PROPERTY REVENUES
Minimum rents                                        $ 1,514   $  572  $   942   $   -  $   -  $ 2,168  $ 434   $   -
Percentage rents                                           4        2        2       -      -        -      -       -
Expense reimbursements                                   293      111      182       -      -      348     70       -
Other property income                                      2        1        1       -      -      (39)    (8)      -
                                                     -------- -------- -------- ------- ------ -------- ------ -------
                                                       1,813      686    1,127       -      -    2,477    496       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

PROPERTY EXPENSES
Property operating                                       208       79      129       -      -      435     87       -
Real estate taxes                                        230       87      143       -      -      449     90       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------
                                                         438      166      272       -      -      884    177       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

NET OPERATING INCOME - PROPERTIES                      1,375      520      855       -      -    1,593    319       -


OTHER INCOME (EXPENSE)
General and administrative                                 -        -                -      -        -      -       -
Property related home office expenses                    (36)     (14)     (22)   (126)   (48)      61     12      (1)
Equity in earnings of unconsolidated properties          (28)     (11)     (32)   (201)   (76)    (148)   (30)   (201)
Lease termination income                                   -        -        -       -      -        -      -       -
Interest income                                          126       48       78      22      8       66     13      24
Asset and property management income                       -        -        -       -      -        -      -       -
Promote Fee                                                -        -        -       -      -        -      -       -
Asset and property management expense( 2)                 (2)      (1)      (1)      -      -   (1,208)     -       -
Straight-line rent income                              1,441      544      897       -      -      (54)   (11)      -
Straight-line rents written off                            -        -        -       -      -        -      -       -
FAS 141 Rent                                              (3)      (1)      (2)      -      -     (142)   (28)      -
Abandoned project costs                                    -        -        -       -      -     (679)  (136)      -
Hurricane related expenses                                 -        -        -       -      -        -      -       -
Provision for income taxes                                 4        2        2       1      -       (1)     -      (1)
Other income                                               -        -        -       -      -        -      -       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

EBIDTA                                                 2,877    1,087    1,775    (304)  (116)    (512)   139    (179)

Depreciation and amortization (3)                     (1,677)    (634)  (1,043)      -      -     (821)  (164)      -
FAS 141 Amortization                                      (1)       -       (1)      -      -     (187)   (37)      -
Interest expense                                        (658)    (234)    (409)      -      -   (1,087)  (217)      -
Loan defeasance                                            -        -        -       -      -        -      -       -
FAS 141 Interest                                          15        6        9       -      -        -      -       -
Impairment of real estate                                  -        -        -       -      -        -      -       -
Gain on sale of properties                                 -        -        -       -      -        -      -       -
Gain (loss) on sale of properties - Mervyn's               -        -        -       -     (1)       -      -       -
Income taxes on gain on property sale - Mervyn's           -        -        -       -      -        -      -       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

Income before minority interest                          556      225      331    (304)  (117)  (2,607)  (279)   (179)

Minority interest - OP                                     -       (5)      (7)      -      2        -      6       -
Minority interest                                       (103)     (39)     (64)      -      -       41      8       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

NET INCOME                                           $   453   $  181  $   260   $(304) $(115) $(2,566) $(265)  $(179)
                                                     ======== ======== ======== ======= ====== ======== ====== =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)





                                                                                       Current Quarter

                                                                                         3 months
                                                                                    ended December 31,
                                                                                             2006
                                                                   AKR                                 AKR
                                                                   Pro-             AKR Pro-            Pro-  AKR Pro-
                                                                  rata   Brandywine rata               rata
                                                                   share     JV      share Crossroads  share   rataTotal
                                                                 ------- ---------- ------ ---------- ------- ----------

PROPERTY REVENUES
Minimum rents                                                      $  -      3,486  $ 775     $1,512  $  741    $ 3,464
Percentage rents                                                      -         77     17          -       -         21
Expense reimbursements                                                -        579    129        749     367        859
Other property income                                                 -          5      1          1       -         (5)
                                                                 ------- ---------- ------ ---------- ------- ----------
                                                                      -      4,147    922      2,262   1,108      4,339
                                                                 ------- ---------- ------ ---------- ------- ----------

PROPERTY EXPENSES
Property operating                                                    -        717    159        710     348        802
Real estate taxes                                                     -        244     54        433     212        586
                                                                 ------- ---------- ------ ---------- ------- ----------
                                                                      -        961    213      1,143     560      1,388
                                                                 ------- ---------- ------ ---------- ------- ----------

NET OPERATING INCOME - PROPERTIES                                     -      3,186    709      1,119     548      2,951


OTHER INCOME (EXPENSE)
General and administrative                                            -          -      -          -       -          -
Property related home office expenses                                 -          -      -          -       -        (72)
Equity in earnings of unconsolidated properties                     (41)         -      -          -       -       (190)
Lease termination income                                              -          -      -          -       -          -
Interest income                                                       5         17      4         20      10        166
Asset and property management income                                  -          -      -          -       -          -
Promote Fee                                                           -          -      -          -       -          -
Asset and property management expense( 2)                             -       (219)     -          -       -         (2)
Straight-line rent income                                             -        125     28         11       5      1,463
Straight-line rents written off                                       -          -      -          -       -          -
FAS 141 Rent                                                          -        165     37          -       -          6
Abandoned project costs                                               -          -      -          -       -       (136)
Hurricane related expenses                                            -          -      -          -       -          -
Provision for income taxes                                            -          -      -          -       -          4
Other income                                                          -          -      -          -       -          -
                                                                 ------- ---------- ------ ---------- ------- ----------

EBIDTA                                                              (36)     3,274    778      1,150     563      4,190

Depreciation and amortization (3)                                     -       (733)  (163)      (144)    (71)    (2,075)
FAS 141 Amortization                                                  -          -      -          -       -        (38)
Interest expense                                                      -     (2,546)  (566)      (878)   (430)    (1,856)
Loan defeasance                                                       -          -      -          -       -          -
FAS 141 Interest                                                      -          -      -          -       -         15
Impairment of real estate                                             -          -      -          -       -          -
Gain on sale of properties                                            -          -      -          -       -          -
Gain (loss) on sale of properties - Mervyn's                          -          -      -          -       -         (1)
Income taxes on gain on property sale - Mervyn's                      -          -      -          -       -          -
                                                                 ------- ---------- ------ ---------- ------- ----------

Income before minority interest                                     (36)        (5)    49        128      62        235

Minority interest - OP                                                1          -      -          -      (1)        (4)
Minority interest                                                     -          -      -          -       -        (95)
                                                                 ------- ---------- ------ ---------- ------- ----------

NET INCOME                                                         $(35)   $    (5) $  49     $  128  $   61    $   136
                                                                 ======= ========== ====== ========== ======= ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)




                                                                                Previous Quarter

                                                                                   3 months
                                                                               ended September 30,
                                                                                        2006
                                                 -- -------- -------- ------- -------- ------ -------- ------ --------
                                                             AKR Pro-
                                                               rata     AKR
                                                              share
                                                                and   Brandywine       AKR Pro-        AKR Pro-
                                                               20%            Mervyns  rata            rata   Mervyns
                                                     Fund I   Promote Promote     I     share Fund II   share    II
                                                    -------- -------- ------- -------- ------ -------- ------ --------

PROPERTY REVENUES
Minimum rents                                       $ 2,042   $  771  $1,271  $     -  $   -  $ 2,180  $ 436  $     -
Percentage rents                                          -        -       -        -      -      564    113        -
Expense reimbursements                                  347      131     216        -      -      209     42        -
Other property income                                   133       50      83        -      -       44      9        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------
                                                      2,522      952   1,570        -      -    2,997    600        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------

PROPERTY EXPENSES
Property operating                                      204       77     127        -      -      459     92        -
Real estate taxes                                       236       89     147        -      -      428     86        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------
                                                        440      166     274        -      -      887    178        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------

NET OPERATING INCOME - PROPERTIES                     2,082      786   1,296        -      -    2,110    422        -


OTHER INCOME (EXPENSE)
General and administrative                                -        -                -      -        -      -        -
Property related home office expenses                   (73)     (28)    (45)      (4)    (2)    (132)   (26)      (4)
Equity in earnings of unconsolidated properties          33       12       6       57     22      (38)    (8)      57
Lease termination income                                  -        -       -        -      -        -      -        -
Interest income                                         100       38      62       24      9       85     17       24
Asset and property management income                      -        -       -        -      -        -      -        -
Promote Fee                                               -        -       -        -      -        -      -        -
Asset and property management expense( 2)               128       48      80        -      -   (1,229)     -        -
Straight-line rent income                               786      297     489        -      -       (8)    (2)       -
Straight-line rents written off                           -        -       -        -      -        -      -        -
FAS 141 Rent                                              -        -       -        -      -     (224)   (45)       -
Abandoned project costs                                   -        -       -        -      -        -      -        -
Hurricane related expenses                                -        -       -        -      -        -      -        -
Provision for income taxes                              (13)      (5)     (8)      (6)    (2)       -      -       (6)
Other income                                              -        -       -        -      -        -      -        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------

EBIDTA                                                3,043    1,148   1,880       71     27      564    358       71

Depreciation and amortization (3)                    (1,569)    (593)   (976)       -      -     (626)  (125)       -
FAS 141 Amortization                                      -        -       -        -      -     (207)   (41)       -
Interest expense                                       (617)    (218)   (384)     (12)    (5)  (1,103)  (221)     (12)
Loan defeasance                                           -        -       -        -      -        -      -        -
FAS 141 Interest                                         15        6       9        -      -        -      -        -
Impairment of real estate                                 -        -       -        -      -        -      -        -
Gain on sale of properties                                -        -       -        -      -        -      -        -
Gain (loss) on sale of properties - Mervyn's              -        -       -   (1,615)  (611)       -      -   (1,615)
Income taxes on gain on property sale - Mervyn's          -        -       -        -      -        -      -        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------

Income before minority interest                         872      343     529   (1,556)  (589)  (1,372)   (29)  (1,556)

Minority interest - OP                                    -       (7)    (11)       -     12        -      1        -
Minority interest                                      (104)     (39)    (65)       -      -       10      2        -
                                                    -------- -------- ------- -------- ------ -------- ------ --------

NET INCOME                                          $   768   $  297  $  453  $(1,556) $(577) $(1,362) $ (26) $(1,556)
                                                    ======== ======== ======= ======== ====== ======== ====== ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)





                                                                                Previous Quarter

                                                                                   3 months
                                                                               ended September 30,
                                                                                        2006
                                                                 ------- ---------- ------ ---------- ------- ----------

                                                                                                       AKR
                                                                  AKR Pro-          AKR Pro-            Pro-  AKR Pro-
                                                                  rata   Brandywine rata               rata
                                                                   share     JV      share Crossroads  share   rataTotal
                                                                 ------- ---------- ------ ---------- ------- ----------

PROPERTY REVENUES
Minimum rents                                                     $   -      3,591  $ 798     $1,530  $  750    $ 4,026
Percentage rents                                                      -        322     72         12       6        191
Expense reimbursements                                                -        539    120        616     302        811
Other property income                                                 -          2      -          8       4        146
                                                                 ------- ---------- ------ ---------- ------- ----------
                                                                      -      4,454    990      2,166   1,062      5,174
                                                                 ------- ---------- ------ ---------- ------- ----------

PROPERTY EXPENSES
Property operating                                                    -        797    177        236     116        589
Real estate taxes                                                     -        238     53        433     212        587
                                                                 ------- ---------- ------ ---------- ------- ----------
                                                                      -      1,035    230        669     328      1,176
                                                                 ------- ---------- ------ ---------- ------- ----------

NET OPERATING INCOME - PROPERTIES                                     -      3,419    760      1,497     734      3,998


OTHER INCOME (EXPENSE)
General and administrative                                            -          -      -          -       -          -
Property related home office expenses                                (1)         -      -          -       -       (102)
Equity in earnings of unconsolidated properties                      10          -      -          -       -         42
Lease termination income                                              -          -      -          -       -          -
Interest income                                                       5         24      5         11       5        141
Asset and property management income                                  -          -      -          -       -          -
Promote Fee                                                           -          -      -          -       -          -
Asset and property management expense( 2)                             -       (226)     -          -       -        128
Straight-line rent income                                             -        123     27         18       9        820
Straight-line rents written off                                       -          -      -          -       -          -
FAS 141 Rent                                                          -        165     37          -       -         (8)
Abandoned project costs                                               -          -      -          -       -          -
Hurricane related expenses                                            -          -      -          -       -          -
Provision for income taxes                                           (1)         -      -          -       -        (16)
Other income                                                          -          -      -          -       -          -
                                                                 ------- ---------- ------ ---------- ------- ----------

EBIDTA                                                               13      3,505    829      1,526     748      5,003

Depreciation and amortization (3)                                     -       (706)  (157)      (146)    (72)    (1,923)
FAS 141 Amortization                                                  -          -      -          -       -        (41)
Interest expense                                                     (2)    (2,547)  (566)      (879)   (431)    (1,827)
Loan defeasance                                                       -          -      -          -       -          -
FAS 141 Interest                                                      -          -      -          -       -         15
Impairment of real estate                                             -          -      -          -       -          -
Gain on sale of properties                                            -          -      -          -       -          -
Gain (loss) on sale of properties - Mervyn's                       (323)         -      -          -       -       (934)
Income taxes on gain on property sale - Mervyn's                      -          -      -          -       -          -
                                                                 ------- ---------- ------ ---------- ------- ----------

Income before minority interest                                    (312)       252    106        501     245        293

Minority interest - OP                                                6          -      -          -      (5)        (4)
Minority interest                                                     -          -      -          -       -       (102)
                                                                 ------- ---------- ------ ---------- ------- ----------

NET INCOME                                                        $(306)   $   252  $ 106     $  501  $  240    $   187
                                                                 ======= ========== ====== ========== ======= ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)



                                                                                Previous Quarter

                                                                                     3 months
                                                                                  ended June 30,
                                                                                       2006
                                                    --------- -------- -------- ------- ------ -------- ------ -------
                                                              AKR Pro-
                                                                rata     AKR
                                                               share
                                                                 and   Brandywine       AKR Pro-        AKR Pro-
                                                                20%             Mervyns rata            rata   Mervyns
                                                      Fund I   Promote Promote     I     share Fund II   share    II
                                                     -------- -------- -------- ------- ------ -------- ------ -------

PROPERTY REVENUES
Minimum rents                                        $ 3,963   $1,497  $ 2,466  $    -   $  -  $ 1,976  $ 395  $    -
Percentage rents                                           -        -        -       -      -        5      1       -
Expense reimbursements                                    76       29       47       -      -      252     50       -
Other property income                                     (3)      (1)      (2)      -      -        1      -       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------
                                                       4,036    1,525    2,511       -      -    2,234    446       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

PROPERTY EXPENSES
Property operating                                       152       57       95       -      -      386     77       -
Real estate taxes                                        115       43       72       -      -      407     81       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------
                                                         267      100      167       -      -      793    158       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

NET OPERATING INCOME - PROPERTIES                      3,769    1,425    2,344       -      -    1,441    288       -


OTHER INCOME (EXPENSE)
General and administrative                                 -        -                -      -        -      -       -
Property related home office expenses                    (50)     (19)     (31)     (1)     -      (64)   (13)     (1)
Equity in earnings of unconsolidated properties           71       27       29    (152)   (57)     (69)   (14)   (152)
Lease termination income                                   -        -        -       -      -        -      -       -
Interest income                                          109       41       68       2      1       57     11       2
Asset and property management income                       -        -        -       -      -        -      -       -
Promote Fee                                                -        -        -       -      -        -      -       -
Asset and property management expense( 2)                105       40       65       -      -   (1,238)     -       -
Straight-line rent income                             (1,180)    (446)    (734)      -      -       60     12       -
Straight-line rents written off                            -        -        -       -      -        -      -       -
FAS 141 Rent                                               -        -        -       -      -     (224)   (45)      -
Abandoned project costs                                    -        -        -       -      -        -      -       -
Hurricane related expenses                                 -        -        -       -      -        -      -       -
Provision for income taxes                                (4)      (2)      (2)     (2)    (1)       -      -      (2)
Other income                                               -        -        -       -      -        -      -       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

EBIDTA                                                 2,820    1,066    1,739    (153)   (57)     (37)   239    (153)

Depreciation and amortization (3)                     (1,608)    (608)  (1,000)      -      -     (643)  (129)      -
FAS 141 Amortization                                       -        -        -       -      -     (207)   (41)      -
Interest expense                                        (612)    (216)    (381)      -      -   (1,421)  (284)      -
Loan defeasance                                            -        -        -       -      -        -      -       -
FAS 141 Interest                                          15        6        9       -      -        -      -       -
Impairment of real estate                                  -        -        -       -      -        -      -       -
Gain on sale of properties                                 -        -        -       -      -        -      -       -
Gain (loss) on sale of properties - Mervyn's               -        -        -   1,359    513        -      -   1,359
Income taxes on gain on property sale - Mervyn's           -        -        -       -      -        -      -       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

Income before minority interest                          615      248      367   1,206    456   (2,308)  (215)  1,206

Minority interest - OP                                     -       (5)      (7)      -     (9)       -      4       -
Minority interest                                        (89)     (34)     (55)      -      -       35      7       -
                                                     -------- -------- -------- ------- ------ -------- ------ -------

NET INCOME                                           $   526   $  209  $   305  $1,206   $447  $(2,273) $(204) $1,206
                                                     ======== ======== ======== ======= ====== ======== ====== =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)



                                                                                Previous Quarter

                                                                                     3 months
                                                                                  ended June 30,
                                                                                       2006
                                                                 ------- ---------- ------ ---------- ------- ----------

                                                                                                       AKR
                                                                  AKR Pro-          AKR Pro-            Pro-  AKR Pro-
                                                                  rata   Brandywine rata               rata
                                                                   share     JV      share Crossroads  share   rataTotal
                                                                 ------- ---------- ------ ---------- ------- ----------

PROPERTY REVENUES
Minimum rents                                                      $  -      3,615  $ 803     $1,529  $  750    $ 5,911
Percentage rents                                                      -          -      -          -       -          1
Expense reimbursements                                                -        648    144        633     310        580
Other property income                                                 -          1      -          9       4          1
                                                                 ------- ---------- ------ ---------- ------- ----------
                                                                      -      4,264    947      2,171   1,064      6,493
                                                                 ------- ---------- ------ ---------- ------- ----------

PROPERTY EXPENSES
Property operating                                                    -        697    155        241     118        502
Real estate taxes                                                     -        224     50        423     207        453
                                                                 ------- ---------- ------ ---------- ------- ----------
                                                                      -        921    205        664     325        955
                                                                 ------- ---------- ------ ---------- ------- ----------

NET OPERATING INCOME - PROPERTIES                                     -      3,343    742      1,507     739      5,538


OTHER INCOME (EXPENSE)
General and administrative                                            -          -      -          -       -          -
Property related home office expenses                                 -          -      -          -       -        (63)
Equity in earnings of unconsolidated properties                     (31)         -      -          -       -        (46)
Lease termination income                                              -          -      -          -       -          -
Interest income                                                       -         26      6         15       7        134
Asset and property management income                                  -          -      -          -       -          -
Promote Fee                                                           -          -      -          -       -          -
Asset and property management expense( 2)                             -       (225)     -          -       -        105
Straight-line rent income                                             -        136     30         17       8     (1,130)
Straight-line rents written off                                       -          -      -          -       -          -
FAS 141 Rent                                                          -        165     37          -       -         (8)
Abandoned project costs                                               -          -      -          -       -          -
Hurricane related expenses                                            -          -      -          -       -          -
Provision for income taxes                                            -          -      -          -       -         (5)
Other income                                                          -          -      -        354     173        173
                                                                 ------- ---------- ------ ---------- ------- ----------

EBIDTA                                                              (31)     3,445    815      1,893     927      4,698

Depreciation and amortization (3)                                     -       (784)  (174)      (148)    (73)    (1,984)
FAS 141 Amortization                                                  -          -      -          -       -        (41)
Interest expense                                                      -     (1,965)  (437)      (869)   (426)    (1,744)
Loan defeasance                                                       -          -      -          -       -          -
FAS 141 Interest                                                      -          -      -          -       -         15
Impairment of real estate                                             -          -      -          -       -          -
Gain on sale of properties                                            -          -      -          -       -          -
Gain (loss) on sale of properties - Mervyn's                        272          -      -          -       -        785
Income taxes on gain on property sale - Mervyn's                      -          -      -          -       -          -
                                                                 ------- ---------- ------ ---------- ------- ----------

Income before minority interest                                     241        696    204        876     428      1,729

Minority interest - OP                                               (5)         -      -          -      (9)       (31)
Minority interest                                                     -          -      -          -       -        (82)
                                                                 ------- ---------- ------ ---------- ------- ----------

NET INCOME                                                         $236    $   696  $ 204     $  876  $  419    $ 1,616
                                                                 ======= ========== ====== ========== ======= ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)




                                                                                Previous Quarter

                                                                                    3 months
                                                                                 ended March 31,
                                                                                      2006
                                                    ---------- -------- ------- ------- ------ -------- ------ -------
                                                               AKR Pro-
                                                                 rata     AKR
                                                                share
                                                                  and   Brandywine      AKR Pro-        AKR Pro-
                                                                 20%            Mervyns rata            rata   Mervyns
                                                       Fund I   Promote Promote    I     share Fund II   share    II
                                                      -------- -------- ------- ------- ------ -------- ------ -------

PROPERTY REVENUES
Minimum rents                                         $ 3,345   $1,264  $2,081  $    -   $  -  $ 2,317  $ 466  $    -
Percentage rents                                            -        -       -       -      -        -      -       -
Expense reimbursements                                    191       72     119       -      -      424     85       -
Other property income                                       9        3       6       -      -        8      2       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------
                                                        3,545    1,339   2,206       -      -    2,749    553       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------

PROPERTY EXPENSES
Property operating                                        142       54      88       -      -      549    110       -
Real estate taxes                                         297      112     185       -      -      409     82       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------
                                                          439      166     273       -      -      958    192       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------

NET OPERATING INCOME - PROPERTIES                       3,106    1,173   1,933       -      -    1,791    361       -


OTHER INCOME (EXPENSE)
General and administrative                                  -        -               -      -        -      -       -
Property related home office expenses                     (52)     (20)    (32)      -      -      (46)    (9)      -
Equity in earnings of unconsolidated properties            19       (8)     12     559    124     (122)   (24)    559
Lease termination income                                    -        -       -       -      -        -      -       -
Interest income                                            88       33      55       6      1        8      2       7
Asset and property management income                        -        -       -       -      -        -      -       -
Promote Fee                                                 -        -       -    (332)     -        -      -       -
Asset and property management expense( 2)                (238)     (90)   (148)      -      -   (1,205)     -       -
Straight-line rent income                                (564)    (213)   (351)      -      -        4      1       -
Straight-line rents written off                             -        -       -       -      -        -      -       -
FAS 141 Rent                                                -        -       -       -      -     (224)   (45)      -
Abandoned project costs                                     -        -       -       -      -        -      -       -
Hurricane related expenses                                  -        -       -       -      -        -      -       -
Provision for income taxes                                (30)     (11)    (19)      -      -        -      -       -
Other income                                                -        -       -       -      -        -      -       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------

EBIDTA                                                  2,329      864   1,450     233    125      206    286     566

Depreciation and amortization (3)                      (1,571)    (594)   (977)      -      -     (595)  (119)      -
FAS 141 Amortization                                        -        -       -       -      -     (208)   (42)      -
Interest expense                                         (628)    (222)   (391)      -      -   (1,072)  (214)      -
Loan defeasance                                             -        -       -       -      -        -      -       -
FAS 141 Interest                                           15        6       9       -      -        -      -       -
Impairment of real estate                                   -        -       -       -      -        -      -       -
Gain on sale of properties                                  -        -       -       -      -        -      -       -
Gain (loss) on sale of properties - Mervyn's                -        -       -   1,099    244        -      -   1,099
Income taxes on gain on property sale - Mervyn's            -        -       -       -      -        -      -       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------

Income before minority interest                           145       54      91   1,332    369   (1,669)   (89)  1,665

Minority interest - OP                                      -       (1)     (2)      -     (6)       -      2       -
Minority interest                                         (94)     (36)    (58)      -      -        6      1       -
                                                      -------- -------- ------- ------- ------ -------- ------ -------

NET INCOME                                            $    51   $   17  $   31  $1,332   $363  $(1,663) $ (86) $1,665
                                                      ======== ======== ======= ======= ====== ======== ====== =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)





                                                                                Previous Quarter

                                                                                    3 months
                                                                                 ended March 31,
                                                                                      2006
                                                               ------- ---------- -------- ---------- ------- ----------

                                                                                                       AKR
                                                                AKR Pro-          AKR Pro-              Pro-  AKR Pro-
                                                                rata   Brandywine  rata                rata    rataTotal
                                                                 share     JV       share  Crossroads  share
                                                               ------- ---------- -------- ---------- ------- ----------

PROPERTY REVENUES
Minimum rents                                                    $  -      3,569  $   793     $1,514  $  742    $ 5,346
Percentage rents                                                    -         42        9          -       -          9
Expense reimbursements                                              -        554      123        632     310        709
Other property income                                               -          -        -         10       5         16
                                                               ------- ---------- -------- ---------- ------- ----------
                                                                    -      4,165      925      2,156   1,057      6,080
                                                               ------- ---------- -------- ---------- ------- ----------

PROPERTY EXPENSES
Property operating                                                  -        779      173        231     113        538
Real estate taxes                                                   -        224       50        413     202        631
                                                               ------- ---------- -------- ---------- ------- ----------
                                                                    -      1,003      223        644     315      1,169
                                                               ------- ---------- -------- ---------- ------- ----------

NET OPERATING INCOME - PROPERTIES                                   -      3,162      702      1,512     742      4,911


OTHER INCOME (EXPENSE)
General and administrative                                          -          -        -          -       -          -
Property related home office expenses                               -          -        -          -       -        (61)
Equity in earnings of unconsolidated properties                   112          -        -          -       -        216
Lease termination income                                            -          -        -          -       -          -
Interest income                                                     1          5        1         20      10        103
Asset and property management income                                -          -        -          -       -          -
Promote Fee                                                         -          -        -          -       -          -
Asset and property management expense( 2)                           -       (210)       -          -       -       (238)
Straight-line rent income                                           -        162       36        (13)     (6)      (533)
Straight-line rents written off                                     -          -        -          -       -          -
FAS 141 Rent                                                        -        182       40          -       -         (5)
Abandoned project costs                                             -          -        -          -       -          -
Hurricane related expenses                                          -          -        -          -       -          -
Provision for income taxes                                          -          -        -          -       -        (30)
Other income                                                        -          -        -          -       -          -
                                                               ------- ---------- -------- ---------- ------- ----------

EBIDTA                                                            113      3,301      779      1,519     746      4,363

Depreciation and amortization (3)                                   -       (724)    (161)      (143)    (70)    (1,921)
FAS 141 Amortization                                                -          -        -          -       -        (42)
Interest expense                                                    -     (1,543)    (300)      (859)   (421)    (1,548)
Loan defeasance                                                     -     (6,604)  (1,467)         -       -     (1,467)
FAS 141 Interest                                                    -      3,138      697          -       -        712
Impairment of real estate                                           -          -        -          -       -          -
Gain on sale of properties                                          -          -        -          -       -          -
Gain (loss) on sale of properties - Mervyn's                      220          -        -          -       -        464
Income taxes on gain on property sale - Mervyn's                    -          -        -          -       -          -
                                                               ------- ---------- -------- ---------- ------- ----------

Income before minority interest                                   333     (2,432)    (452)       517     255        561

Minority interest - OP                                             (7)         -        -          -      (5)       (19)
Minority interest                                                   -          -        -          -       -        (93)
                                                               ------- ---------- -------- ---------- ------- ----------

NET INCOME                                                       $326    $(2,432) $  (452)    $  517  $  250    $   449
                                                               ======= ========== ======== ========== ======= ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


                Statements of Operations - Activity by Source (1)
                -------------------------------------------------
                                 (in thousands)



                                                         Year-to-Date                        Current Quarter

                                                             Year                                 3 months
                                                        ended December 31,                     ended December 31,
                                                             2006                                  2006
                                              --------- -------- --------- --------- -------- ------- --------- --------

                                               Retail    Multi-  Corporate   Total    Retail  Multi-  Corporate  Total
                                                         Family                                Family
                                              --------- -------- --------- --------- -------- ------- --------- --------

PROPERTY REVENUES
Minimum rents                                 $ 67,183  $ 7,300  $      -  $ 74,483  $15,732  $1,771   $     -  $17,503
Percentage rents                                   899        -         -       899      225       -         -      225
Expense reimbursements                          18,287        -         -    18,287    4,632       -         -    4,632
Other property income                              904      392         -     1,296      424      64         -      488
                                              --------- -------- --------- --------- -------- ------- --------- --------
                                                87,273    7,692         -    94,965   21,013   1,835         -   22,848
                                              --------- -------- --------- --------- -------- ------- --------- --------

PROPERTY EXPENSES
Property operating                              13,689    3,946         -    17,635    4,174   1,088         -    5,262
Real estate taxes                               11,775      415         -    12,190    2,990     101         -    3,091
                                              --------- -------- --------- --------- -------- ------- --------- --------
                                                25,464    4,361         -    29,825    7,164   1,189         -    8,353
                                              --------- -------- --------- --------- -------- ------- --------- --------

NET OPERATING INCOME - PROPERTIES               61,809    3,331         -    65,140   13,849     646         -   14,495


OTHER INCOME (EXPENSE)
General and administrative                           -        -   (10,162)  (10,162)       -       -    (2,215)  (2,215)
Property related home office expenses                -        -    (9,537)   (9,537)       -       -    (1,881)  (1,881)
Equity in earnings of Fund I unconsolidated
 properties                                         21        -         -        21     (190)      -         -     (190)
Lease termination income                             -        -         -         -        -       -         -        -
Interest income                                      -       19     8,327     8,346        -       6     2,345    2,351
Asset and property management income                 -        -    11,594    11,594        -       -     2,769    2,769
Promote Fee                                        355        -         -       355       97       -         -       97
Other property management fees                    (125)    (147)        -      (272)     (32)    (35)        -      (67)
Straight-line rent income                        1,475        -         -     1,475    1,948       -         -    1,948
Straight-line rents written off                   (113)       -         -      (113)    (113)      -         -     (113)
FAS 141 Rent                                      (442)       -         -      (442)    (276)      -         -     (276)
Abandoned project costs                           (136)       -         -      (136)    (136)      -         -     (136)
Hurricane related expenses                           -        -         -         -        -       -         -        -
Provision for income taxes                         390        -         -       390      552       -         -      552
Other income                                       672        -         -       672      507       -         -      507
                                              --------- -------- --------- --------- -------- ------- --------- --------

EBIDTA                                          63,906    3,203       222    67,331   16,206     617     1,018   17,841

Depreciation and amortization                  (22,382)  (1,510)     (468)  (24,360)  (5,416)   (377)     (117)  (5,910)
FAS 141 Amortization                              (831)       -         -      (831)    (155)      -         -     (155)
Interest expense                               (22,054)  (1,451)        -   (23,505)  (6,062)   (357)        -   (6,419)
Loan defeasance                                   (326)       -         -      (326)       -       -         -        -
FAS 141 Interest                                   842        -         -       842       38       -         -       38
Impairment of real estate                            -        -         -         -        -       -         -        -
Gain on sale of properties                      20,974        -         -    20,974   20,974       -         -   20,974
Gain (loss) on sale of properties - Mervyn's       314        -         -       314       (1)      -         -       (1)
Income taxes on gain on property sale -
 Mervyn's                                            -        -         -         -        -       -         -        -
                                              --------- -------- --------- --------- -------- ------- --------- --------

Income before minority interest                 40,443      242      (246)   40,439   25,584    (117)      901   26,368

Minority interest - OP                            (802)      (6)        5      (803)    (500)      2       (18)    (516)
Minority interest                                 (623)       -         -      (623)    (162)      -         -     (162)
                                              --------- -------- --------- --------- -------- ------- --------- --------

NET INCOME                                    $ 39,018  $   236  $   (241) $ 39,013  $24,922  $ (115)  $   883  $25,690
                                              ========= ======== ========= ========= ======== ======= ========= ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

               Statements of Operations - Activity by Source (1)
               -------------------------------------------------
                                 (in thousands)



                                                                      Previous Quarters

                           3 months                            3 months                                3 months
                         ended September 30,               ended June 30,                        ended March 31,
                         2006                                  2006                                   2006
               --------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

                          Multi-                              Multi-                              Multi-
                 Retail   Family Corporate  Total    Retail   Family Corporate  Total    Retail   Family Corporate  Total
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

PROPERTY
 REVENUES
Minimum rents   $16,246  $1,782  $      -  $18,028  $17,941  $1,842  $      -  $19,783  $17,264  $1,905  $      -  $19,169
Percentage
 rents              315       -         -      315      152       -         -      152      207       -         -      207
Expense
 reimbursements   4,649       -         -    4,649    4,290       -         -    4,290    4,716       -         -    4,716
Other property
 income             256      83         -      339      113     118         -      231      111     127         -      238
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------
                 21,466   1,865         -   23,331   22,496   1,960         -   24,456   22,298   2,032         -   24,330
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

PROPERTY
 EXPENSES
Property
 operating        3,231   1,057         -    4,288    2,951     901         -    3,852    3,333     900         -    4,233
Real estate
 taxes            2,949      99         -    3,048    2,773     100         -    2,873    3,063     115         -    3,178
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------
                  6,180   1,156         -    7,336    5,724   1,001         -    6,725    6,396   1,015         -    7,411
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES      15,286     709         -   15,995   16,772     959         -   17,731   15,902   1,017         -   16,919


OTHER INCOME
 (EXPENSE)
General and
 administrative       -       -    (2,897)  (2,897)       -       -    (2,357)  (2,357)       -       -    (2,693)  (2,693)
Property
 related home
 office
 expenses             -       -    (2,777)  (2,777)       -       -    (2,301)  (2,301)       -       -    (2,578)  (2,578)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties          42       -         -       42      (46)      -         -      (46)     215       -         -      215
Lease
 termination
 income               -       -         -        -        -       -         -        -        -       -         -        -
Interest income       -       5     2,230    2,235        -       4     1,990    1,994        -       4     1,762    1,766
Asset and
 property
 management
 income               -       -     3,756    3,756        -       -     2,506    2,506        -       -     2,563    2,563
Promote Fee           -       -         -        -        -       -         -        -      258       -         -      258
Other property
 management
 fees                98     (41)        -       57       82     (31)        -       51     (273)    (40)        -     (313)
Straight-line
 rent income        863       -         -      863     (929)      -         -     (929)    (407)      -         -     (407)
Straight-line
 rents written
 off                  -       -         -        -        -       -         -        -        -       -         -        -
FAS 141 Rent       (132)      -         -     (132)     (76)      -         -      (76)      42       -         -       42
Abandoned
 project costs        -       -         -        -        -       -         -        -        -       -         -        -
Hurricane
 related
 expenses             -       -         -        -        -       -         -        -        -       -         -        -
Provision for
 income taxes       648       -         -      648     (361)      -         -     (361)    (449)      -         -     (449)
Other income          -       -         -        -      165       -         -      165        -       -         -        -
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

EBIDTA           16,805     673       312   17,790   15,607     932      (162)  16,377   15,288     981      (946)  15,323

Depreciation
 and
 amortization    (5,724)   (380)     (117)  (6,221)  (5,659)   (377)     (117)  (6,153)  (5,583)   (376)     (117)  (6,076)
FAS 141
 Amortization      (283)      -         -     (283)    (198)      -         -     (198)    (195)      -         -     (195)
Interest
 expense         (5,650)   (365)        -   (6,015)  (5,406)   (375)        -   (5,781)  (4,936)   (354)        -   (5,290)
Loan defeasance       -       -         -        -        -       -         -        -     (326)      -         -     (326)
FAS 141
 Interest            38       -         -       38       38       -         -       38      728       -         -      728
Impairment of
 real estate          -       -         -        -        -       -         -        -        -       -         -        -
Gain on sale of
 properties           -       -         -        -        -       -         -        -        -       -         -        -
Gain (loss) on
 sale of
 properties -
 Mervyn's          (934)      -         -     (934)     785       -         -      785      464       -         -      464
Income taxes on
 gain on
 property sale -
 Mervyn's             -       -         -        -        -       -         -        -        -       -         -        -
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

Income before
 minority
 interest         4,252     (72)      195    4,375    5,167     180      (279)   5,068    5,440     251    (1,063)   4,628

Minority
 interest - OP      (86)      1        (4)     (89)    (106)     (4)        6     (104)    (110)     (5)       21      (94)
Minority
 interest          (164)      -         -     (164)    (116)      -         -     (116)    (181)      -         -     (181)
                -------- ------- --------- -------- -------- ------- --------- -------- -------- ------- --------- --------

NET INCOME      $ 4,002  $  (71) $    191  $ 4,122  $ 4,945  $  176  $   (273) $ 4,848  $ 5,149  $  246  $ (1,042) $ 4,353
                ======== ======= ========= ======== ======== ======= ========= ======== ======== ======= ========= ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Current v. Historical (1)
              ----------------------------------------------------
                                 (in thousands)



                                                  Current Quarter                               Historical Quarter

                                                       3 months                              3 months
                                                      ended December 31,                   ended December 31,
                                                          2006                                  2005
                                             -------- -------- ---------- -------- -------- ------------------ --------

                                              Wholly           Discontinued          Wholly          Discontinued
                                               Owned  JV's (2) Operations  Total     Owned  JV's (2) Operations  Total
                                             -------- -------- ---------- -------- -------- ------- ----------- --------

PROPERTY REVENUES
Minimum rents                                $12,984  $ 3,464    $ 1,055  $17,503  $11,895  $ 1,894    $1,540  $15,329
Percentage rents                                 200       21          4      225      293       44         9      346
Expense reimbursements                         3,261      859        512    4,632    3,149      544       665    4,358
Other property income                            421       (5)        72      488       80        7      (152)     (65)
                                             -------- -------- ---------- -------- -------- ------------------ --------
                                              16,866    4,339      1,643   22,848   15,417    2,489     2,062   19,968
                                             -------- -------- ---------- -------- -------- ------------------ --------

PROPERTY EXPENSES
Property operating                             3,752      802        708    5,262    3,443      208       635    4,286
Real estate taxes                              2,183      586        322    3,091    1,890      247       559    2,696
                                             -------- -------- ---------- -------- -------- ------------------ --------
                                               5,935    1,388      1,030    8,353    5,333      455     1,194    6,982
                                             -------- -------- ---------- -------- -------- ------------------ --------

NET OPERATING INCOME - PROPERTIES             10,931    2,951        613   14,495   10,084    2,034       868   12,986


OTHER INCOME (EXPENSE)
General and administrative                    (2,215)       -          -   (2,215)  (3,208)       -         -   (3,208)
Property related home office expenses         (1,809)     (72)         -   (1,881)  (1,920)     (39)        -   (1,959)
Equity in earnings of Fund I unconsolidated
 properties                                        -     (190)         -     (190)       -       76         -       76
Lease termination income                           -        -          -        -        -        -         -        -
Interest income                                2,169      166         16    2,351    1,119       37         -    1,156
Asset and property management income           2,769        -          -    2,769    2,780        -         -    2,780
Promote Fee                                       97        -          -       97      979        -         -      979
Property management expense                      (13)      (2)       (52)     (67)       6        -       (61)     (55)
Straight-line rent income                        492    1,463         (7)   1,948      184      339        10      533
Straight-line rents written off                 (113)       -          -     (113)       -        -         -        -
FAS 141 Rent                                    (282)       6          -     (276)    (122)     (19)        -     (141)
Abandoned project costs                            -     (136)         -     (136)       -        -         -        -
Hurricane related expenses                         -        -          -        -        -        -         -        -
Provision for income taxes                       548        4          -      552      261        -         -      261
Other income (expense)                           507        -          -      507      (96)     527         -      431
                                             -------- -------- ---------- -------- -------- ------------------ --------

EBIDTA                                        13,081    4,190        570   17,841   10,067    2,955       817   13,839

Depreciation and amortization                 (4,655)  (2,075)       820   (5,910)  (3,958)    (802)     (434)  (5,194)
FAS 141 Amortization                            (117)     (38)         -     (155)     (22)     (28)        -      (50)
Interest expense                              (4,414)  (1,856)      (149)  (6,419)  (3,115)  (1,001)     (195)  (4,311)
Loan defeasance                                    -        -          -        -        -        -         -        -
FAS 141 Interest                                  23       15          -       38        -       29         -       29
Impairment of real estate                          -        -          -        -        -        -         -        -
Gain on sale of properties                         -        -     20,974   20,974        -        -         -        -
(Loss) gain on sale of properties                  -       (1)         -       (1)       -        -         -        -
Gain (loss) on sale of properties (Mervyns)        -        -          -        -        -    1,293         -    1,293
Income taxes on gain on sale (Mervyn's)            -        -          -        -     (783)       -         -     (783)
                                             -------- -------- ---------- -------- -------- ------------------ --------

Income before minority interest                3,918      235     22,215   26,368    2,189    2,446       188    4,823

Minority interest - OP                           (82)      (4)      (430)    (516)     (41)     (48)       (8)     (97)
Minority interest                                (67)     (95)         -     (162)    (102)     (13)        -     (115)
                                             -------- -------- ---------- -------- -------- ------------------ --------

NET INCOME                                   $ 3,769  $   136    $21,785  $25,690  $ 2,046  $ 2,385    $  180  $ 4,611
                                             ======== ======== ========== ======== ======== ================== ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                               ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


              Statements of Operations - Current v. Historical (1)
              ----------------------------------------------------
                                 (in thousands)


                                              Current Year-to-Date                         Historical Year-to-Date

                                                         Period                                 Period
                                                       ended December 31,                     ended December 31,
                                                            2006                                   2005
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

                                           Wholly            Discontinued                  Wholly   Discontinued
                                            Owned   JV's (2) Operations  Total     Owned   JV's (2) Operations   Total
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

PROPERTY REVENUES
Minimum rents                             $ 49,924  $18,747    $ 5,812 $ 74,483  $ 46,325  $ 9,159    $ 6,449  $ 61,933
Percentage rents                               620      222         57      899       680      249         62       991
Expense reimbursements                      12,908    2,959      2,420   18,287    11,089    2,110      3,039    16,238
Other property income                        1,009      158        129    1,296       643       36       (117)      562
                                         ---------- -------- ------------------- --------- -------- ---------- ---------
                                            64,461   22,086      8,418   94,965    58,737   11,554      9,433    79,724
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

PROPERTY EXPENSES
Property operating                          12,789    2,431      2,415   17,635    12,007    1,448      2,524    15,979
Real estate taxes                            8,076    2,257      1,857   12,190     7,061    1,312      2,330    10,703
                                         ---------- -------- ------------------- --------- -------- ---------- ---------
                                            20,865    4,688      4,272   29,825    19,068    2,760      4,854    26,682
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

NET OPERATING INCOME - PROPERTIES           43,596   17,398      4,146   65,140    39,669    8,794      4,579    53,042


OTHER INCOME (EXPENSE)
General and administrative                 (10,162)       -          -  (10,162)   (8,008)       -          -    (8,008)
Property related home office expenses       (9,239)    (298)         -   (9,537)   (7,386)     (95)         -    (7,481)
Equity in earnings of Fund I
 unconsolidated properties                       -       22          -       22         -      279          -       279
Lease termination income                         -        -          -        -         -        -          -         -
Interest income                              7,786      544         16    8,346     3,576      102          3     3,681
Asset and property management income        11,594        -          -   11,594    10,513        -          -    10,513
Promote Fee                                    355        -          -      355       979        -          -       979
Property management expense                   (130)      (7)      (135)    (272)       24        -       (245)     (221)
Straight-line rent income                      823      620         32    1,475       548      158         (2)      704
Straight-line rents written off               (113)       -          -     (113)      (17)       -          -       (17)
FAS 141 Rent                                  (427)     (15)         -     (442)     (217)      20          -      (197)
Abandoned project costs                          -     (136)         -     (136)        -      (86)         -       (86)
Hurricane related expenses                       -        -          -        -       479        -          -       479
Provision for income taxes                     437      (47)         -      390       170        -          -       170
Other income (expense)                         499      173          -      672      (175)     734          -       559
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

EBIDTA                                      45,019   18,254      4,059   67,332    40,155    9,906      4,335    54,396

Depreciation and amortization              (15,916)  (7,903)      (541) (24,360)  (14,943)  (3,000)    (1,840)  (19,783)
FAS 141 Amortization                          (670)    (162)         -     (832)      (70)    (144)         -      (214)
Interest expense                           (15,715)  (6,975)      (815) (23,505)  (10,751)  (3,592)      (672)  (15,015)
Loan defeasance                              1,141   (1,467)         -     (326)        -        -          -         -
FAS 141 Interest                                85      757          -      842         -      116          -       116
Impairment of real estate                        -        -          -        -         -        -          -         -
Gain on sale of properties                       -        -     20,974   20,974         -        -       (820)     (820)
(Loss) gain on sale of properties                                                       -        -          -         -
Gain (loss) on sale of properties
 (Mervyns)                                       -      314          -      314         -    4,991          -     4,991
Income taxes on gain on sale (Mervyn's)          -        -          -        -    (2,318)       -          -    (2,318)
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

Income before minority interest             13,944    2,818     23,677   40,439    12,073    8,277      1,003    21,353

Minority interest - OP                        (287)     (58)      (458)    (803)     (230)    (163)       (20)     (413)
Minority interest                             (251)    (372)         -     (623)     (265)     (49)         -      (314)
                                         ---------- -------- ------------------- --------- -------- ---------- ---------

NET INCOME                                $ 13,406  $ 2,388    $23,219 $ 39,013  $ 11,578  $ 8,065    $   983  $ 20,626
                                         ========== ======== =================== ========= ======== ========== =========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

           Net Operating Income (NOI) - Same Property Performance (1)
           ----------------------------------------------------------
                                 (in thousands)


                                                                        Growth in
                                                                            Same                          Growth in Same
                                                                       Property NOI
                                                                             -                            Property NOI -
                                                                        Continuing                         Continuing
                                                                         Operations                         Operations
                                                                                      Current  Historical
                                                   Current  Historical   Favorable      Year-   Year-to-    Favorable
                                           Notes:   Quarter   Quarter   (unfavorable)  to-Date    Date     (unfavorable)
                                          -------- -------- ---------- -------------- -------- ---------- --------------


                                                   3 months 3 months                   Year
                                                     ended     ended                    ended  Year ended
      Reconciliation of total NOI to same          December December                  December December
                             property NOI:            31,       31,                      31,       31,
                                                    2006      2005                     2006      2005
                                                   -------- ----------                -------- ----------

NOI - Wholly-owned properties                  (2) $11,544    $10,952                 $47,742    $44,114
NOI - Consolidated and unconsolidated
 joint ventures                                      2,951      2,034                  17,398      8,794
Adjustment to reflect 2006 increase in
 Fund I ownership percentage                   (3)    (709)       222                  (5,971)     1,996
                                                   -------- ----------                -------- ----------

                Total NOI                           13,786     13,208                  59,169     54,904

NOI - Properties Acquired                             (994)       (39)                 (4,710)      (537)
NOI - Property sold or held for sale                  (613)      (868)                 (4,146)    (4,579)
NOI - Redevelopment Properties                           -        (38)                    (37)       (43)
                                                   -------- ----------                -------- ----------

                                                   $12,179    $12,263          -0.7%  $50,276    $49,745            1.1%
                                                   ======== ========== =============  ======== ========== ==============


     Same property NOI by portfolio component and
                                revenues/expenses:

                                                    Retail Properties                  Retail Properties

                                          Revenues $16,888    $16,482           2.5%  $64,993    $63,862            1.8%
                                          Expenses   5,356      5,097          -5.1%   18,054     17,682           -2.1%
                                                   -------- ---------- -------------  -------- ---------- --------------
                                                    11,532     11,385           1.3%   46,939     46,180            1.6%
                                                   -------- ---------- -------------  -------- ---------- --------------

                                                      Residential                        Residential
                                                      Properties (2                      Properties (2
                                                       properties)                        properties)

                                          Revenues   1,835      2,003          -8.4%    7,692      7,680            0.2%
                                          Expenses   1,189      1,125          -5.7%    4,361      4,115           -6.0%
                                                   -------- ---------- -------------  -------- ---------- --------------
                                                       646        878         -26.4%    3,331      3,565           -6.6%
                                                   -------- ---------- -------------  -------- ---------- --------------

                                                   $12,178    $12,263          -0.7%  $50,270    $49,745            1.1%
                                                   ======== ========== =============  ======== ========== ==============

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) The Company experienced a $427,000 decrease in NOI at its Bloomfield Hills, MI property for the year ended December 31, (2006) as a result of re-tenanting activities. This represents a 0.9% adverse impact on same-store retail NOI for the year.

(3) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)] as compared with 22% for 2005. 2005 NOI has been adjusted to this same ownership interest to provide a comparable NOI for the purposes of evaluating same-property performance. 2006 NOI from Fund I has been decreased from 100% down to 38% for comparability.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006



     Funds from Operations ("FFO")( 1)                           2006                                      2005
--------------------------------------------       ---------------------------------------         ---------------------

                                                   --------- --------- --------- -------- --------
                                                    Current   Current  Previous  Previous Previous Historic     Historic
                                                   Year-to-                                        Year-to-
                                                      Date    Quarter   Quarter  Quarter  Quarter    Date       Quarter

                                                     Year    3 months  3 months  3 months 3 months  Year        3 months
                                                     ended      ended     ended    ended    ended    ended        ended
                                                                                           March   December     December
                                                   December  December  September June 30,   31,      31,          31,
       Funds from operations ("FFO"):        Notes  31, 2006  31, 2006  30, 2006   2006     2006     2005         2005
--------------------------------------------       --------- --------- --------- -------- -------- --------     --------

Net Income                                         $ 39,013  $ 25,690   $ 4,122  $ 4,848  $ 4,353  $20,626      $ 4,611
Add back:
Depreciation of real estate and amortization of leasing
 costs:
  (net of minority interest share)
     Wholly owned and consolidated subsidiaries      20,206     4,950     4,928    5,294    5,034   16,676        4,377
     Unconsolidated subsidiaries                      1,806       559       397      438      412      746          188
Income attributable to Operating Partnership
 units                                         (2)      803       516        89      104       94      416           80
Loss (gain) on sale of properties                   (21,875)  (21,437)      394     (460)    (372)  (2,622)        (509)
                                                   --------- --------- --------- -------- -------- --------     --------
                                 FFO - Basic         39,953    10,278     9,930   10,224    9,521   35,842        8,747
Distributions on Preferred OP Units                     255        67        63       63       62      333           79
                                                   --------- --------- --------- -------- -------- --------     --------
                               FFO - Diluted       $ 40,208  $ 10,345   $ 9,993  $10,287  $ 9,583  $36,175      $ 8,826
                                                   ========= ========= ========= ======== ======== ========     ========

     Adjusted Funds from operations ("AFFO"):
--------------------------------------------------
Diluted FFO                                        $ 40,208  $ 10,345   $ 9,993  $10,287  $ 9,583  $36,175      $ 8,826
Straight line rent, net                              (1,475)   (1,948)     (863)     929      407     (687)        (533)
Non real-estate depreciation                            468       117       117      117      117      451          118
Amortization of finance costs                           895       270       193      213      219    1,017          319
Amortization of cost of management contracts          1,518       783       272      230      233    1,360          435
Tenant improvements                                  (1,817)     (601)     (466)    (430)    (320)  (2,068)        (795)
Leasing commissions                                    (894)     (287)     (202)    (295)    (110)    (718)        (141)
Capital expenditures                                 (3,190)     (365)     (736)  (1,422)    (667)  (1,595)        (301)
                                                   --------- --------- --------- -------- -------- --------     --------

                                        AFFO       $ 35,713  $  8,314   $ 8,308  $ 9,629  $ 9,462  $33,935      $ 7,928
                                                   ========= ========= ========= ======== ======== ========     ========

     Funds Available for Distribution ("FAD")
--------------------------------------------------
AFFO                                               $ 35,713  $  8,314   $ 8,308  $ 9,629  $ 9,462  $33,935      $ 7,928
Scheduled prinicpal repayments                       (4,066)   (1,071)   (1,027)    (979)    (989)  (2,642)        (713)
                                                   --------- --------- --------- -------- -------- --------     --------

                                         FAD       $ 31,647  $  7,243   $ 7,281  $ 8,650  $ 8,473  $31,293      $ 7,215
                                                   ========= ========= ========= ======== ======== ========     ========

        Total weighted average shares and OP Units:
Basic                                                33,149    33,157    33,156   33,161   33,122   32,564       32,671
                                                   ========= ========= ========= ======== ======== ========     ========
Diluted                                              33,800    33,829    33,815   33,799   33,757   33,306       33,377
                                                   ========= ========= ========= ======== ======== ========     ========

               FFO per share:
FFO per share - Basic                          (3) $   1.21  $   0.31   $  0.30  $  0.31  $  0.29  $  1.10      $  0.27
                                                   ========= ========= ========= ======== ======== ========     ========
FFO per share - Diluted                        (3) $   1.19  $   0.31   $  0.30  $  0.30  $  0.28  $  1.09      $  0.26
                                                   ========= ========= ========= ======== ======== ========     ========

 AFFO per share - Basic                        (3) $   1.07  $   0.25   $  0.25  $  0.29  $  0.28  $  1.03      $  0.24
                                                   ========= ========= ========= ======== ======== ========     ========
 AFFO per share - Diluted                      (3) $   1.06  $   0.25   $  0.25  $  0.28  $  0.28  $  1.02      $  0.24
                                                   ========= ========= ========= ======== ======== ========     ========

 FAD per share - Basic                         (3) $   0.95  $   0.22   $  0.22  $  0.26  $  0.25  $  0.95      $  0.22
                                                   ========= ========= ========= ======== ======== ========     ========
 FAD per share - Diluted                       (3) $   0.94  $   0.21   $  0.22  $  0.26  $  0.25  $  0.94      $  0.22
                                                   ========= ========= ========= ======== ======== ========     ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                              Capital Expenditures
                         -------------------------------



                                                                   Year-to-
                                                                     Date   Current            Previous         Previous
                                                                            Quarter            Quarters           Year
                                                                                     -------------------------- --------

                                                                                                          3
                                                                            3 months 3 months  3 months  months   Year
                                                                             ended     ended    ended    ended   ended
                                                                   December December                    March   December
                                                                     31,      31,    September June 30,   31,     31,
                                                                     2006     2006    30, 2006   2006     2006    2005
                                                                   -------- -------- --------- -------- ------- --------


                                   Leasing Commissions:            $   894  $   287    $  202   $  295  $  110   $  718
                                                                   -------- -------- --------- -------- ------- --------

                                   Tenant Improvements:              1,817      601       466      430     320    2,068
                                                                   -------- -------- --------- -------- ------- --------

                                   Capital Expenditures:
                                   Retail                            2,382      173       491    1,190     528      577
                                   Residential                         808      192       245      232     139    1,018
                                                                   -------- -------- --------- -------- ------- --------
                                                                     3,190      365       736    1,422     667    1,595
                                                                   -------- -------- --------- -------- ------- --------

                                   Redevelopments                   24,774   12,927     5,410    4,939   1,498    1,803
                                                                   -------- -------- --------- -------- ------- --------

                                   Total                           $30,675  $14,180    $6,814   $7,086  $2,595   $6,184
                                                                   ======== ======== ========= ======== ======= ========

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                           Consolidated Balance Sheets
                           ---------------------------
                                 (in thousands)


                                                                                            December 31,  December 31,
                                                                                                2006          2005
                                                                                            ------------ ---------------
ASSETS

Real estate
  Land                                                                                      $   152,930  $      141,320
  Buildings and improvements                                                                    497,638         564,779
  Construction in progress                                                                       26,670           3,808
                                                                                            ------------ ---------------
                                                                                                677,238         709,907
Less: accumulated depreciation                                                                 (142,071)       (127,820)
                                                                                            ------------ ---------------
  Net real estate                                                                               535,167         582,087

Cash and cash equivalents                                                                       139,571          90,475
Cash in escrow                                                                                    7,639           7,789
Restricted Cash                                                                                     549             548
Investments in and advances to unconsolidated affiliates                                         31,049          17,863
Investment in management contracts                                                                1,839           3,178
Preferred equity investment                                                                           -          19,000
Rents receivable, net of $2,343 and $2,174 allowance, respectively                                7,658           7,971
Straight-line rents receivable, net of $910 allowance                                             5,291           5,029
Notes Receivable                                                                                 38,322          15,733
Prepaid expenses                                                                                  1,865           4,980
Deferred charges, net                                                                            33,255          23,739
Other assets                                                                                     38,306          15,354
Acquired lease intangibles                                                                        6,734           8,119
Assets of discontinued operations                                                                     -          39,726
                                                                                            ------------ ---------------

                                                                                            $   847,245  $      841,591
                                                                                            ============ ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                                      $   447,402  $      411,000
Accounts payable and accrued expenses                                                            10,547          18,302
Dividends and distributions payable                                                               6,661           6,088
Share of losses in excess of investment in unconsolidated affiliates                             21,728          10,315
Interest rate swap payable                                                                            -             180
Other liabilities                                                                                 5,578          13,775
Liabilities of discontinued operations                                                                -          15,064
                                                                                            ------------ ---------------
  Total liabilities                                                                             491,916         474,724
                                                                                            ------------ ---------------

Minority interest in Operating Partnership                                                        8,673           9,204
Minority interests in partially owned affiliates                                                105,536         137,087
                                                                                            ------------ ---------------
  Total minority interests                                                                      114,209         146,291
                                                                                            ------------ ---------------

Shareholders' equity:
Common shares                                                                                        31              31
Additional paid-in capital                                                                      227,556         223,198
Accumulated other comprehensive income                                                             (234)            (12)
Earnings (Deficit)                                                                               13,767          (2,641)
                                                                                            ------------ ---------------
  Total shareholders' equity                                                                    241,120         220,576
                                                                                            ------------ ---------------

                                                                                            $   847,245  $      841,591
                                                                                            ============ ===============

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006
                       Pro-rata Consolidated Balance Sheet
                       -----------------------------------
                                 (in thousands)



                                                                  Consolidated   Minority      Company's      Pro-Rata
                                                                    Balance     Interest in   Interest in   Consolidated
                                                                     Sheet      Consolidated Unconsolidated   Balance
                                                                  As Reported
                                                                       (1)      Subsidiaries  Subsidiaries   Sheet (2)
                                                                  ------------- ------------ -------------- ------------
ASSETS

Real estate
  Land                                                              $ 152,930    $ (56,508)      $  7,136     $ 103,558
  Buildings and improvements                                          497,638     (101,335)        50,527       446,830
  Construction in progress                                             26,670      (20,890)           335         6,115
                                                                  ------------  -----------  -------------  ------------
                                                                      677,238     (178,733)        57,998       556,503
Less: accumulated depreciation                                       (142,071)      18,852         (6,192)     (129,411)
                                                                  ------------  -----------  -------------  ------------
  Net real estate                                                     535,167     (159,881)        51,806       427,092

Cash and cash equivalents                                             139,571       (7,013)           665       133,223
Cash in escrow                                                          7,639       (1,269)         1,031         7,401
Restricted Cash                                                           549          (23)             -           526
Investments in and advances to unconsolidated affiliates               31,049      (23,381)        (2,290)        5,378
Investment in management contracts                                      1,839            -              -         1,839
Preferred equity investment                                                 -            -              -             -
Rents receivable, net                                                   7,658       (1,429)           (54)        6,175
Straight-line rents receivable, net                                     5,291          983          1,111         7,385
Intercompany                                                                             -              -             -
Notes Receivable                                                       38,322       (1,543)             -        36,779
Prepaid expenses                                                        1,865         (553)           178         1,490
Deferred charges, net                                                  33,255      (13,085)           943        21,113
Other assets                                                           38,306         (619)           134        37,821
Acquired lease intangibles                                              6,734       (3,219)            47         3,562
Assets of discontinued operations                                           -            -              -             -
                                                                  ------------  -----------  -------------  ------------

Total Assets                                                        $ 847,245    $(211,032)      $ 53,571     $ 689,784
                                                                  ============  ===========  =============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                              $ 445,215      (93,008)        70,290     $ 422,497
Valuation of debt at acquisition, net of amortization                   2,187         (669)         1,555         3,073
Accounts payable and accrued expenses                                  10,547      (10,946)         1,025           626
Dividends and distributions payable                                     6,661            -              -         6,661
Due to related parties                                                                   -              -             -
Share of losses in excess of inv. in unconsolidated affiliates         21,728            -        (21,728)            -
Interest rate swap payable                                                  -            -            678           678
Other liabilities                                                       5,578       (2,772)         1,751         4,557
Liabilities of discontinued operations                                      -            -              -             -
                                                                  ------------  -----------  -------------  ------------
  Total liabilities                                                   491,916     (107,395)        53,571       438,092
                                                                  ------------  -----------  -------------  ------------

Minority interest in Operating Partnership                              8,673            -              -         8,673
Minority interests in partially owned affiliates                      105,536     (103,637)             -         1,899
                                                                  ------------  -----------  -------------  ------------
  Total minority interests                                            114,209     (103,637)             -        10,572
                                                                  ------------  -----------  -------------  ------------

Shareholders' equity:
Common shares                                                              31            -              -            31
Additional paid-in capital                                            227,556            -              -       227,556
Accumulated other comprehensive income                                   (234)           -              -          (234)
Deficit                                                                13,767            -              -        13,767
                                                                  ------------  -----------  -------------  ------------
  Total shareholders' equity                                          241,120            -              -       241,120
                                                                  ------------  -----------  -------------  ------------

Total Liabilities and Shareholders' Equity                          $ 847,245    $(211,032)      $ 53,571     $ 689,784
                                                                  ============  ===========  =============  ============

Notes
--------------------------------------

1 The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

2 The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                            Selected Operating Ratios
                            -------------------------


-------------------------------------------------------------------


                                                                           3 months ended          12 months ended
                                                                            December 31,            December 31,
                                                                           -------------            -----------
                                                                            2006         2005       2006        2005
                                                                         -----------   ---------  ---------   ---------
                          Coverage Ratios                             (1)
-------------------------------------------------------------------

                      Interest Coverage Ratio
EBIDTA                                                                (2)$   17,841    $ 13,839   $ 67,332    $ 54,396
Divided by Interest expense                                                   6,419       4,311     23,505      15,015
                                                                         -----------   ---------  ---------   ---------
                                                                               2.78  x     3.21 x     2.86  x     3.62 x

                    Fixed Charge Coverage Ratio
EBIDTA                                                                   $   17,841    $ 13,839   $ 67,332    $ 54,396
Divided by ( Interest expense                                                 6,419       4,311     23,505      15,015
                 + Preferred Dividends)                            (2)(3)        67          79        255         333
                                                                         -----------   ---------  ---------   ---------
                                                                               2.75  x     3.15 x     2.83  x     3.54 x

                    Debt Service Coverage Ratio
EBIDTA                                                                   $   17,841    $ 13,839   $ 67,332    $ 54,396
Divided by ( Interest expense                                                 6,419       4,311     23,505      15,015
                 + Principal Amortization)                            (4)     1,071         713      4,066       2,642
                                                                         -----------   ---------  ---------   ---------
                                                                               2.38  x     2.75 x     2.44  x     3.08 x

                           Payout Ratios
-------------------------------------------------------------------

                         FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                     $    6,661    $  6,008   $ 25,053    $ 22,749
FFO                                                                   (2)    10,345       8,826     40,208      36,175
                                                                         -----------   ---------  ---------   ---------
                                                                                 64%         68%        62%         63%

                         AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                     $    6,661    $  6,008   $ 25,053    $ 22,749
AFFO                                                                  (2)     8,314       7,928     35,713      33,935
                                                                         -----------   ---------  ---------   ---------
                                                                                 80%         76%        70%         67%
                         FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                     $    6,661    $  6,008   $ 25,053    $ 22,749
FAD                                                                   (2)     7,243       7,215     31,647      31,293
                                                                         -----------   ---------  ---------   ---------
                                                                                 92%         83%        79%         73%

                          Overhead Ratios
-------------------------------------------------------------------

                     G&A/Real Estate Revenues
General and Administrative expense                                       $    2,215    $  3,208   $ 10,162    $  8,008
Real Estate Revenues (Includes pro-rata JV)                                  22,848      19,968     94,965      79,724
                                                                         -----------   ---------  ---------   ---------
                                                                                 10%         16%        11%         10%

General and Administrative expense                                       $    2,215    $  3,208   $ 10,162    $  8,008
Real Estate Revenues (Includes 100% JV)                                      29,208      26,018    121,037     110,155
                                                                         -----------   ---------  ---------   ---------
                                                                                  8%         12%         8%          7%

                          Leverage Ratios
-------------------------------------------------------------------                               -----------

Debt/Total Market Capitalization
Debt                                                                  (4)$  425,635    $212,189
Total Market Capitalization                                               1,240,846     716,929
                                                                         -----------   ---------
                                                                                 34%         30%


Debt + Preferred Equity (Preferred O.P. Units)                           $  429,823    $313,446
Total Market Capitalization                                               1,240,846     958,976
                                                                         -----------   ---------
                                                                                 35%         33%

Notes:

(1) Quarterly results for 2006 and 2005 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

(2) 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during the first quarter of (2005.) This reversal was a non-recurring event. Excluding the effects of this transaction, the impact on the year-to-date 2005 ratios would be as follows:


                                           EBIDTA     FFO      AFFO
As reported                               $54,396   $36,175   $33,935
Adjustment                                   (479)     (479)     (479)
                                          --------  -------- ---------
Adjusted                                   53,917    35,696    33,456
                                          ========  ======== =========
Ratios                                       3.59        64%       68%
                                           (Fixed-           (Payouts)
                                           charge)

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                     Portfolio Debt - Consolidated Summary
            Reconciliation from GAAP Debt to Pro-Rata Share of Debt
                             (amounts in thousands)


                                          Acadia                       Add:            Less:          Acadia
                                       Consolidated                  Pro-rata        Minority        Pro-rata
                                           Debt                      Share of    Interest Share of   Share of
                                         Balance       % of Total Unconsolidated   Consolidated    Outstanding    % of Total
                                     As Reported (2)   Portfolio     Debt (3)        Debt (4)        Debt (5)   Portfolio (6)
                                     ---------------- ----------- -------------- ----------------- ------------ -------------
Mortgage Notes Payable
Fixed-Rate Debt (1)                         $351,042          79%        68,293           (40,288)    $379,047            89%
Variable-Rate Debt (1)                        94,173          21%         2,552           (50,137)      46,588            11%
                                     ---------------- ----------- -------------- ----------------- ------------ -------------

    Total                                   $445,215         100%       $70,845           (90,425)    $425,635           100%
                                     ---------------- ----------- -------------- ----------------- ------------ -------------

Weighted Average Interest Rate
Fixed-Rate Debt                                 5.32%                                                     5.30%
Variable-Rate Debt                              6.81%                                                     6.69%
                                     ----------------                                              ------------

    Total                                       5.65%                                                     5.45%
                                     ----------------                                              ------------

Notes

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2) Represents the Mortgage Notes Payable balance on a GAAP basis as reported in the Company's Form 10-Q.
(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.
(4) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(5) Represents the Company's theoretical pro-rata share of debt after adjustments discussed in Notes 3 and 4.
(6) An additional $21.3 million of variable-rate debt was paid down in January of 2007. Giving effect to this, the fixed-rate component is now 94%.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                        Debt Analysis - Consolidated Debt
                             (amounts in thousands)


                                                                       Principal   Acadia's                  Variable
                                                        % of Pro-rata  Balance at  Acadia's                 Rate as of
                        Ownership                         Share of    December 31, Pro-rata      Interest  December 31,  Maturity
Property     Notes   Entity  Percent Lender                Porfolio       2006       Share          Rate       2006       Date
-----------------------------------------------------------------------------------------------------------------------------------

Fixed-Rate
 Debt
------------

Acadia
 Realty                              Various Security
 Trust           1   Acadia   100.0%  Holders                            $100,000  $100,000           3.75%             12/20/2011
Merrillville                         SunAmerica Life
 Plaza               Acadia   100.0%  Insurance Co.                        12,665    12,665           6.46%               7/1/2007
GHT                                  Bank of America,
 Apartments          Acadia   100.0%  N.A.                                 10,457    10,457           7.55%               1/1/2011
Colony                               Bank of America,
 Apartments          Acadia   100.0%  N.A.                                  5,229     5,229           7.55%               1/1/2011
239
 Greenwich                           RBS Greenwich
 Avenue              Acadia    75.0%  Capital                              15,672    11,754           5.19%               6/1/2013
New Loudon                           RBS Greenwich
 Center              Acadia   100.0%  Capital                              14,940    14,940           5.64%               9/6/2014
Crescent                             RBS Greenwich
 Plaza               Acadia   100.0%  Capital                              17,600    17,600           4.98%               9/6/2015
Pacesetter
 Park
 Shopping                            RBS Greenwich
 Center              Acadia   100.0%  Capital                              12,500    12,500           5.12%              11/6/2015
Elmwood Park
 Shopping                            Bear Stearns
 Center              Acadia   100.0% Commercial Mortgage, Inc.             34,600    34,600           5.53%               1/1/2016
Gateway
 Shopping                            Bear Stearns Commercial
 Center              Acadia   100.0% Mortgage, Inc.                        20,500    20,500           5.44%               3/1/2016
Clark-                               Lasalle Bank
 Diversey                             National
                     Acadia   100.0%  Association                           3,781     3,781           8.50%              4/11/2028
Boonton                              GMAC Commercial
                     Acadia    60.0% Mortgage Corporation                   8,565     5,139           6.40%              11/1/2032
Chestnut                             Column Financial,
 Hill                Acadia   100.0%  Inc.                                  9,997     9,997           5.45%              6/11/2013
Walnut Hill                          Merrill Lynch
 Plaza                                Mortgage Lending,
                     Acadia   100.0%  Inc.                                 23,500    23,500           6.06%              8/29/2016
4650
 Broadway
 Avenue          2   Fund II   19.2% Bank of China                         19,000     3,648           5.26%               9/1/2007
Kroger                               Cortlandt Deposit
 Portfolio       3    Fund I   28.3%  Corporation                           7,425     2,104           6.62%               2/1/2009
Safeway                              Cortlandt Deposit
 Portfolio       3    Fund I   28.3%  Corporation                           7,339     2,080           6.51%              1/15/2009
Amherst                              The Ohio National Life
 Marketplace          Fund I   37.8% Insurance Company                      4,526     1,710           8.20%               6/1/2022
Sheffield                            Canada Life
 Crossing             Fund I   37.8%  Insurance Company                     6,744     2,548           8.00%               1/1/2023

Interest                             Bank of America,
 rate swaps      4   Acadia           N.A.                                 16,002    16,002           6.28%            Various
                                                                      ------------ ---------       --------

Sub-Total
 Fixed-Rate
 Debt                                                             88%     351,042   310,754           5.21%
                                                                      ------------ ---------       --------

Variable-
 Rate Debt                                                                                    Current LIBOR       5.33%
------------


Bloomfield                           Bank of America,                                        Libor
 Town Square         Acadia   100.0%  N.A.                                                    +        125        6.58%  12/1/2010
Hobson West                          Bank of America,                                        Libor
 Plaza               Acadia   100.0%  N.A.                                                    +        125        6.58%  12/1/2010
Marketplace                          Bank of America,                                        Libor
 of Absecon          Acadia   100.0%  N.A.                                                    +        125        6.58%  12/1/2010
Village                              Bank of America,                                        Libor
 Apartments      5   Acadia   100.0%  N.A.                                      -         -   +        125        6.58%  12/1/2010
Abington                                                                                     Libor
 Towne                               Bank of America,                                         +
 Center              Acadia   100.0%  N.A.                                                             125        6.58%  12/1/2010
Methuen                                                                                      Libor
 Shopping                            Bank of America,                                         +
 Center              Acadia   100.0%  N.A.                                                             125        6.58%  12/1/2010
Town Line                            Bank of America,                                        Libor
 Plaza               Acadia   100.0%  N.A.                                                    +        140        6.73%  12/1/2010
Ledgewood                            Washington Mutual                                       Libor
 Mall                Acadia   100.0%  Bank, F.A.                           21,524    21,524   +        150        6.83%   4/1/2011
Branch Plaza                         Bank of America,                                        Libor
                     Acadia   100.0%  N.A.                                 16,000    16,000   +        130        6.63%  12/1/2011
Village                                                                                      Libor
 Commons                                                                                      +
 Shopping                            Bank of America,
 Center          6   Acadia   100.0%  N.A.                                  9,925     9,925            140        6.73%  6/29/2012
244-268                                                                                      Libor
 161st                Fund           RBS Greenwich                                            +
 Street          2      II     19.2%  Capital                              30,000     5,760            140        6.73%   4/1/2008
216th Street          Fund           Bank of America,                                        Libor
                 2      II     19.2%  N.A.                                  6,424     1,233   +        125        6.58% 12/31/2008
Liberty               Fund           PNC Bank, National                                      Libor
 Avenue          2      II     19.2%  Association                           5,363     1,030   +        165        6.98%  5/18/2009
Granville                                                                                    Libor
 Center               Fund I   37.8% Bank One, N.A.                         2,939     1,110   +        200        7.33%  10/5/2007
400 East                                                                                     Libor
 Fordham              Fund                                                                    +
 Road            2      II     19.2% Bank of China                         18,000     3,456            175        7.08%  11/1/2007
Acadia                                                                                       Libor
 Strategic                                                                                    +
 Opportunity
 Fund II,             Fund           Bank of America, N.A. / Bank of
 LLC             7      II     20.0%  New York                                  -         -             75        6.08%   3/1/2008

Interest                             Bank of America,
 rate swaps      4   Acadia           N.A.                                (16,002)  (16,002)
                                                                      ------------ ---------

Sub-Total                                                                                    Libor
 Variable-                                                                                    +
 Rate Debt                                                        12%      94,173    44,036            134        6.67%
                                                                      ------------ ---------               ------------

Total
Consolidated
Continuing
Operations Debt                                                  100%    $445,215  $354,790                       5.40%
                                                        ============= ============ =========               ============

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006
                 Debt Analysis - Unconsolidated Joint Ventures


                                                          % of Pro-    Principal                             Variable
                                                             rata     Balance at  Acadia's                  Rate as of
                        Ownership                         Share of     December   Pro-rata         Interest December 31,  Maturity
Fixed-Rate Debt       Entity   Percent Lender              Porfolio     31, 2006   Share             Rate       2006         Date
---------------     ---------- ------- ---------------- ------------- ----------- --------         --------------------------------

Acadia                                 UBS Warburg Real
 Brandywine         Brandywine         Estate Investments,
 Subsidiary          JV          22.2% Inc.                              $61,375  $13,639             5.99%               7/1/2016
Acadia                                 Bear Stearns
 Brandywine         Brandywine         Commercial Mortgage,
 Town Center         JV          22.2% Inc.                               31,550    7,011             5.99%               7/1/2016
Acadia Market                          Bear Stearns
 Square Shopping    Brandywine         Commercial Mortgage,
 Center              JV          22.2% Inc.                               24,375    5,417             5.99%               7/1/2016
Acadia                                 Bear Stearns
 Brandywine         Brandywine         Commercial Mortgage,
 Condominium         JV          22.2% Inc.                               22,650    5,033             5.99%               7/1/2016
Acadia                                 Bear Stearns
 Brandywine         Brandywine         Commercial Mortgage,
 Holdings            JV          22.2% Inc.                               26,250    5,833             5.99%               7/1/2016
Crossroads
 Shopping           Crossroads         JPMorgan Chase
 Center              JV          49.0%  Bank                              64,000   31,360             5.37%              12/1/2014
                                                                      ----------- --------

Sub-Total
 Fixed-Rate
 Debt                                                             96%    230,200   68,293             5.71%
                                                                      ----------- --------         --------


Variable-Rate
 Debt                                                                                       Current LIBOR          5.33%
---------------

Haygood
 Shopping                              JP Morgan Chase
 Center        8       Fund I    18.9%  Bank, N.A.                         8,040    1,519  Libor +     150         6.83% 8/23/2010
Sterling
 Heights
 Shopping                              JP Morgan Chase
 Center        8       Fund I    18.9%  Bank, N.A.                         5,471    1,033  Libor +     185         7.18% 8/23/2010
                                                                      ----------- --------

Sub-Total
 Variable-Rate
 Debt                                                              4%     13,511    2,552  Libor +     164         6.97%
                                                        ------------- ----------- --------                 -------------

Total
 Unconsolidated
 Debt                                                            100%   $243,711  $70,845                          5.75%
                                                        ============= =========== ========                 =============

Notes:
---------------

(1) Represents $100,000 of convertible notes issued in December 2006.
(2) Fund II is a 96% joint venture partner on this investment. As such, Fund II's pro-rata share of the above debt is 96% x 20%, or 19.2%.
(3) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such
    Fund I's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.
(4) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:



                       Notional principal    All-in Rate    Spread  Swap rate Forward Start Date   Maturity Date
                       ------------------- --------------- -------- --------- ------------------   -------------

                                  4,627              6.15%    1.44%     4.71%               n/a        1/1/2010
                                 11,375              6.34%    1.44%     4.90%               n/a       10/1/2011
                       -----------------   --------------- -------- ---------
                                $16,002              6.28%    1.44%     4.84%
                       =================   =============== ======== =========


The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

                                 $8,434              6.58%    1.44%     5.14%          6/1/2007        3/1/2012
                       -----------------   --------------- -------- ---------
                                 $8,434              6.58%    1.44%     5.14%
                       =================   =============== ======== =========


(5) This is a revolving facility for up to $75,000 with an additional $13,000 available based on certain income hurdles.
(6) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(7) This is a revolving facility for up to $70,000.
(8) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is
    50% x 37.78%, or 18.9%.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                             Future Debt Maturities
                   ------------------------------------------
                                 (in thousands)




                                                                     Weighted Average Interest Rate of Maturing Debt
                                                                     -----------------------------------------------



      Consolidated Debt
                               Scheduled
            Year              Amortization Maturities      Total     Total Debt  Fixed-Rate Debt Variable-Rate Debt
            ----              ------------ ----------- ------------- ----------- --------------- -------------------

            2007                    5,172      54,861        60,033        6.33%           5.73%               7.14%
            2008                    9,052      34,900        43,952        6.71%            n/a                6.71%
            2009                   10,629       2,544        13,173        6.98%            n/a                6.98%
            2010                    3,492      14,742        18,234        7.55%           7.55%                n/a
            2011                   21,290     114,764       136,054        4.15%           3.75%               6.83%
         Thereafter                24,848     148,921       173,769        5.70%           5.43%               6.80%
                              ------------ ----------- -------------
                                  $74,483    $370,732      $445,215
                              ============ =========== =============


   Unconsolidated Debt (1)



            2007                      409           -           409         n/a             n/a                 n/a
            2008                      433           -           433         n/a             n/a                 n/a
            2009                      470           -           470         n/a             n/a                 n/a
            2010                      487       2,525         3,012        6.97%            n/a                6.97%
            2011                      508           -           508         n/a             n/a                 n/a
         Thereafter                 1,695      64,318        66,013        5.73%           5.73%                n/a
                              ------------ ----------- -------------
                                   $4,002     $66,843       $70,845
                              ============ =========== =============



--------------------------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
             1st Quarter 2006         $11
             2nd Quarter 2006          25
             3rd Quarter 2006          29
             4th Quarter 2006          14
                              ------------

                 Year-to-Date         $79
                              ============



(1) The above amounts represent the Company's pro-rata share of unconsolidated joint venture mortgage debt.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                             Unencumbered Properties
                             -----------------------

                            Center                                  Location         GLA
                            ------                                  --------         ---

Blackman Plaza                                                  Wilkes-Barre, PA   125,264

Mad River Station                                               Dayton, OH         155,838

Mark Plaza                                                      Edwardsville, PA   216,401

Plaza 422                                                       Lebanon, PA        154,878

Route 6 Plaza                                                   Honesdale, PA      175,505
                                                                                 ----------

Total GLA of Unencumbered Properties                                               827,886
                                                                                 ==========

Total net operating income for the year ended December 31, 2006
  associated with unencumbered properties                                           $4,172
                                                                                 =========

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

          Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
          ------------------------------------------------------------

Item                       Notes  Description
------------------------------------------------------------------------------------------------------------------------

Date formed                       September 2001

Capital commitment                $90 million

Funding                           All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately
                                  2 million square feet of properties in Fund I.
Partnership structure

       Equity Contribution:       22.22% - Acadia
                                  77.78% - Four institutional investors (current significant shareholders in Acadia as well)

    Cash flow distribution:       22.22% - Acadia
                                  77.78% - Four institutional investors

                   Promote:       20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                  Remaining 80% is distributed to all the partners (including Acadia).

                                  In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC
                                  Properties. Acadia has retained its existing 22.2% interest. Due to this transaction,
                                  Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund
                                  I distributions.

Fees to Acadia                    Priority distribution fee equal to 1.5% of implied capital ($46.3 million which excludes Acadia's equity)

                                  Priority distribution fee equal to 4% of gross property revenues

                                  Market rate leasing fees

                                  Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

        Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
        ----------------------------------------------------------------



Item                       Notes  Description
-----------------------------------------------------------------------------------------------------------------------

Date formed                       June 15, 2004

Capital commitment                $300 million

Funding                           $97.8 million funded through December 31, 2006

Partnership structure

       Equity Contribution:       20% - Acadia
                                  80% - Six institutional investors (Three are current
                                                   shareholders in Acadia as well)

    Cash flow distribution:       20% - Acadia
                                  80% - Six institutional investors

                   Promote:       20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                                  Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                    Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes
                                  Acadia's $60 million)


                                  Property management fee equal to 4% of gross property revenues

                                  Market rate leasing fees

                                  Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

            Retailer Controlled Property ("RCP") Venture - Overview
            -------------------------------------------------------


*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***



Item                       Notes  Description
-----------------------------------------------------------------------------------------------------------------------

Date formed                       January 2004

Targeted investments              The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments               Mervyns Department Stores - All capital has been returned
                                  Albertson's - $20.7 million
                                  ShopKo, Marsh Supermarkets and two Albertsons add-on investments, Newkirk and
                                  Camellia $4.1 million
Partnership structure

       Equity Contribution:       Up to $300 million of total equity

                                  Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                                  80% - Klaff Realty LP and Lubert-Adler

    Cash flow distribution:       20% - AKR Funds
                                  80% - Four institutional investors

                   Promote:       20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                  Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                    Property management fees

                                  Market rate leasing fees and construction/project management

                                  Disposition fees

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                         AKR Fund I Properties - Detail


------------------------------------------------------------------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------------------------------------
       Fund I's                                                                                               Annualized Base Rent
         Owner-                                                                                               per Occupied Square
           ship      Gross Leasable Area              Occupancy                Annualized Base Rent                    Foot
       -----------------------------------------------------------------------------------------------------------------------------
            %    Anchors    Shops     Total    Anchors  Shops   Total    Anchors       Shops       Total     Anchors  Shops   Total
       -----------------------------------------------------------------------------------------------------------------------------



  Midwest
-----------

Ohio
-----------

Amherst
 Market-
place      100%    76,737    3,208     79,945  100.00% 100.00% 100.00%    $828,830     $38,472     $867,302  $10.80  $11.99  $10.85
Granville
 Centre    100%    90,047   44,950    134,997   38.81%  50.74%  42.78%     402,085     232,518      634,603   11.51   10.19   10.99
Sheffield
 Crossing  100%    69,659   42,875    112,534  100.00%  85.17%  94.35%     761,278     392,363    1,153,641   10.93   10.74   10.87
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------
 Total -
  Midwest
   Region         236,443   91,033    327,476   76.70%  68.69%  74.47%   1,992,193     663,353    2,655,546   10.99   10.60   10.89
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------

   Mid-
  Atlantic
-----------

  Various
-----------
Kroger/
Safeway
Portfolio
(25 Prop-
erties)     75% 1,018,100        -  1,018,100  100.00%      -  100.00%   8,013,583           -    8,013,583    7.87       -    7.87
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------

 New York
-----------

Tarrytown
 Shopping
 Center
 (New York)100%    15,497   19,794     35,291  100.00%  73.44%  85.10%     475,000     432,836      907,836   30.65   29.78   30.23
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------


Subtotal -
  Fund I
 Operating
 Properties     1,270,040  110,827  1,380,867   95.66%  69.54%  93.57%  10,480,776   1,096,189   11,576,965    8.63   14.22    8.96
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------

Fund I
 Redevel-
opment
Properties
-----------

Sterling
 Heights
 Shopping
 Center
 (Michigan) 50%    90,400   64,435    154,835  100.00%  13.63%  64.06%     526,600      81,140      607,740    5.83    9.24    6.13
Hitchcock
 Plaza
 (South
 Carolina)  20%   146,507   85,876    232,383  100.00%  40.02%  77.83%   1,089,535     390,872    1,480,407    7.44   11.37    8.18
Pine Log
 Plaza
 (South
 Carolina)  20%    23,184   11,880     35,064  100.00%  47.14%  82.09%      69,552      36,800      106,352    3.00    6.57    3.69
Haygood
 Shopping
 Center
 (Virginia) 50%    95,303   83,032    178,335   68.50%  83.02%  75.26%     366,000   1,022,139    1,388,139    5.61   14.83   10.34
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------
Subtotal -
  Fund I
  Redevel-
  opment
Properties        355,394  245,223    600,617   91.55%  47.99%  73.77%   2,051,687   1,530,951    3,582,638    6.31   13.01    8.09
           ---- ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------

                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------
  Fund I
   Grand
    Total       1,625,434  356,050  1,981,484   94.76%  54.70%  87.56% $12,532,463  $2,627,140  $15,159,603   $8.14  $13.49   $8.74
                ---------- -------- ---------- ------- ------- ------- ------------ ----------- ------------ ------- ------- -------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                     FUND I
                 Top 5 Tenants - Ranked by Annualized Base Rent
                 ----------------------------------------------


                                                                                            Percentage of Total
                                                                                           Represented by Tenant
                                                                                           ---------------------
                                           Number of
                                           Stores in       Total     Annualized Base      Total        Annualized Base
 Ranking              Tenant              JV Portfolio      GLA         Rent (1)    Portfolio GLA( 2)      Rent (2)
 -------              ------              ------------      ---         --------    -----------------      --------


     1    Kroger (3)                                12       413,100     $3,009,641              30.7%             27.6%
     2    Safeway (4)                               13       350,475      3,000,547              26.0%             27.6%
     3    Giant Eagle                                2       135,896      1,484,408              10.1%             13.6%
     4    Walgreens                                  1        15,497        475,000               1.2%              4.4%
     5    Lifestyle Family Fitness Center            1        34,951        402,085               2.6%              3.7%
                                         -------------------------------------------------------------------------------

                       Total                        29       949,919     $8,371,680              70.6%             76.9%
                                         ===============================================================================

          (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

          (2) Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

          (3) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

          (4) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                               Fund I - Valuation
                               ------------------


                                                                                   Portfolio:
                                                                                                              Redevelopment
 Line                                                             Total               Ohio    Kroger/Safeway Properties( 1)
------                                                                    -------- ---------- -------------- ---------------


  1   Net Operating Income ("NOI") for the quarter
       ended December 31, 2006                                    $1,375                $529           $692            $154

      Adjustments:
  2   To reflect full quarter of consolidation of
       Tarrytown investment                                           63                   -              -              63
  3   Adjust Kroger/Safeway                        Note 1           (128)                  -           (128)              -

  4   NOI related to investements in               Note 2
       unconsolidated partnerships                                   544                                                544

  5   Adjustment for minority interests                             (413)                  -           (141)           (272)
                                                                 --------          ---------- -------------- ---------------

  6   Adjusted quarterly NOI                                       1,441                 529            423             489

  7   Annualized NOI                               Line 6 x 4      5,763               2,116          1,691           1,956

  8   Debt as of December 31, 2006                 Note 3         32,038              14,209         11,073           6,756

  9   Adjust for Kroger/Safeway and intercompany   Note 1
       debt                                                       (5,397)                  -        (11,073)          5,676
                                                                 --------          ---------- -------------- ---------------

 10   Adjusted debt                                               26,641              14,209              -          12,432

                                                                    6.00%    6.50%      7.00%          7.50%           8.00%
                                                                 -------- -------- ---------- -------------- ---------------

 11   Gross asset value                            Line 7 x cap
                                                    rate         $96,043  $88,655    $82,322        $76,834         $72,032

 12   Adjusted debt                                              (26,641) (26,641)   (26,641)       (26,641)        (26,641)

 13   Additional value of investment in Hitchcock                  7,000    7,000      7,000          7,000           7,000

 14   Remaining Equity and Accumulated Preferred
       Distribution in Fund I (5)                                      -        -          -              -               -
                                                                 -------- -------- ---------- -------------- ---------------

 15                                                               76,402   69,014     62,681         57,193          52,391

 16   Additional Mervyn's return (Original capital
       already returned)                                           7,600    7,600      7,600          7,600           7,600
                                                                 -------- -------- ---------- -------------- ---------------

 17   Total Value Subject to Promote                              84,002   76,614     70,281         64,793          59,991
                                                                 -------- -------- ---------- -------------- ---------------

 18   General Partner (Acadia) Promote on Fund I   x 20%
       assets                                                     16,800   15,323     14,056         12,959          11,998
                                                                 -------- -------- ---------- -------------- ---------------

 19   Remaining value to be allocated pro-rata to
       Fund I investors (including Acadia)                        67,201   61,291     56,225         51,834          47,993
                                                                 -------- -------- ---------- -------------- ---------------

 20   Acadia's share                               x 22.22%       14,932   13,619     12,493         11,518          10,664
                                                                 -------- -------- ---------- -------------- ---------------

 21   Value of Acadia's interest in remaining Fund Line 18 + 20
       I assets                                                   31,732   28,942     26,549         24,476          22,662

 22   Additional promote earned from Brandywine    Note 4
       recapitalization                                            7,500    7,500      7,500          7,500           7,500
                                                                 -------- -------- ---------- -------------- ---------------

 23   Total value to Acadia                                      $39,232  $36,442    $34,049        $31,976         $30,162
                                                                 ======== ======== ========== ============== ===============

 24   Original Acadia invested capital in Fund I                 $10,774  $10,774    $10,774        $10,774         $10,774
                                                                 ======== ======== ========== ============== ===============

                Recap of Acadia Promote
      ------------------------------------------------------------------- -------- -----------------------------------------

      20% General Partner (Acadia) Promote on Fund
       I assets                                                  $16,800  $15,323    $14,056        $12,959         $11,998
      20% General Partner (Acadia) Promote on
       Brandywine                                                  7,500    7,500      7,500          7,500           7,500
                                                                 -------- -------- ---------- -------------- ---------------
      Total promote                                              $24,300  $22,823    $21,556        $20,459         $19,498
                                                                 ======== ======== ========== ============== ===============
      Per share                                                    $0.73    $0.69      $0.65          $0.61           $0.59
                                                                 ======== ======== ========== ============== ===============

      ------------------------------------------------------------------- -------- -----------------------------------------

Notes:
------
  1   Adjusted for value based on projected net              3     See "Debt Analysis - Unconsolidated Debt (Joint
      renewal NOI upon completion of original                      Ventures)" in the December 31, 2006 Supplement.
      term in 2009                                                 Amounts adjusted for minority interests' pro-rata share
                                                                   of debt

  2   Included in "Equity in earnings of Fund I              4     This promote is to be paid from future Fund I cash flows
      unconsolidated properties" in the JV
      Statement of Operations in the December 31, 2006
      Supplement.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                            Kroger/Safeway Portfolio



                                [GRAPHIC OMITTED]


     Kroger locations                                 Safeway locations

         Cary, NC                                        Atlanta, TX
      Cincinnati, OH                                    Batesville, AR
        Conroe, TX                                        Benton, AR
      Great Bend, KS                                     Carthage, TX
       Hanrahan, LA                                    Little Rock, AR
     Indianapolis, IN                                    Longview, WA
        Irving, TX                                       Mustang, OK
        Pratt, KS                                        Roswell, NM
       Roanoke, VA                                       Ruidoso, NM
      Shreveport, LA                                    San Ramon, CA
  Wichita, KS (2 stores)                              Springerville, AZ
                                                          Tucson, AZ
                                                           Tulsa, OK






General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                       AKR Fund II Properties - Detail (2)

                                                                          --------------------------------------------------------
                                                                           Fund I's
                                                                          Ownership               Gross Leasable Area
                                                                                    ----------------------------------------------

                                                                              %     Anchors          Shops         Total
                                                                          --------------------------------------------------------

                                            Midwest

Illinois
Oakbrook                                                                     100%          112,000              -       112,000
                                                                                    ----------------------------------------------
                            Subtotal - Fund II Operating Properties                        112,000              -       112,000
                                                                                    ----------------------------------------------

                               Fund II Redevelopment Properties

400 East Fordham Road                                                        96%           100,703         16,652       117,355
Pelham Manor Shopping Center (1)                                             96%                 -        398,775       398,775
Sherman Avenue                                                               96%           134,773              -       134,773
161st Street                                                                 96%           137,334         86,277       223,611
                                                                                    ----------------------------------------------
                          Subtotal - Fund II Redevelopment Properties                      372,810        501,704       874,514
                                                                          --------------------------------------------------------
                                      Fund II Grand Total                                  484,810        501,704       986,514
                                                                                    ----------------------------------------------



                                                                          -------------------------------------------------------

                                                                                              Occupancy
                                                                          -------------------------------------------------------
                                                                           Anchors            Shops             Total
                                                                          -------------------------------------------------------

                                            Midwest
Illinois
Oakbrook                                                                        100.00%                 -            100.00%
                                                                          -------------------------------------------------------
                            Subtotal - Fund II Operating Properties             100.00%                 -            100.00%
                                                                          -------------------------------------------------------

                               Fund II Redevelopment Properties

400 East Fordham Road                                                           100.00%           100.00%            100.00%
Pelham Manor Shopping Center (1)                                                      -            29.34%             29.34%
Sherman Avenue                                                                  100.00%                 -            100.00%
161st Street                                                                    100.00%           100.00%            100.00%
                                                                          -------------------------------------------------------
                          Subtotal - Fund II Redevelopment Properties           100.00%            43.84%             67.78%
                                                                          -------------------------------------------------------

                                                                          -------------------------------------------------------
                                      Fund II Grand Total                       100.00%            43.84%             71.44%
                                                                          -------------------------------------------------------


                                                                          --------------------------------------------------------

                                                                                             Annualized Base Rent
                                                                          --------------------------------------------------------
                                                                                   Anchors           Shops            Total
                                                                          --------------------------------------------------------

                                            Midwest
Illinois
Oakbrook                                                                          $ 825,000               $ -       $ 825,000
                                                                          --------------------------------------------------------
                            Subtotal - Fund II Operating Properties                 825,000                 -         825,000
                                                                          --------------------------------------------------------

                               Fund II Redevelopment Properties

400 East Fordham Road                                                               275,000           379,880         654,880
Pelham Manor Shopping Center (1)                                                          -           804,000         804,000
Sherman Avenue                                                                    1,970,291                 -       1,970,291
161st Street                                                                      3,337,222         1,589,025       4,926,247
                                                                          --------------------------------------------------------
                          Subtotal - Fund II Redevelopment Properties             5,582,513         2,772,905       8,355,418
                                                                          --------------------------------------------------------

                                                                          --------------------------------------------------------
                                      Fund II Grand Total                       $ 6,407,513       $ 2,772,905     $ 9,180,418
                                                                          --------------------------------------------------------

                                                                          ------------------------------------------------
                                                                                      Annualized Base Rent
                                                                                     per Occupied Square Foot
                                                                          ------------------------------------------------
                                                                          ------------------------------------------------
                                                                               Anchors            Shops              Total
                                                                          ------------------------------------------------

                                            Midwest
Illinois
Oakbrook                                                                      $ 7.37                $ -            $ 7.37
                                                                          ------------------------------------------------
                            Subtotal - Fund II Operating Properties             7.37                  -              7.37
                                                                          ------------------------------------------------

                               Fund II Redevelopment Properties

400 East Fordham Road                                                           2.73              22.81              5.58
Pelham Manor Shopping Center (1)                                                   -               6.87              6.87
Sherman Avenue                                                                 14.62                  -             14.62
161st Street                                                                   24.30              18.42             22.03
                                                                          ------------------------------------------------
                          Subtotal - Fund II Redevelopment Properties          14.97              12.61             14.10
                                                                          ------------------------------------------------

                                                                          ------------------------------------------------
                                      Fund II Grand Total                    $ 13.22            $ 12.61           $ 13.03
                                                                          ------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The   redevelopment   plan  contemplates  the  demolition  of  the  current
     industrial/warehouse buildings and the construction of a retail center.

(2) Fund II has also invested in the Liberty and 216th Street projects, both of which are under "ground-up" construction.

                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

            Fund II - New York Urban/Infill Redevelopment Properties

                                                                                Total cost
                                                                                 (including    Estimated square Estimated
                                        Estimated start of       Estimated    acquisition cost,  footage upon   cost per
                             Property      construction         completion       in millions)     completion    square foot  Notes
                             --------      ------------         ----------       ------------     ----------   ------------  -----


 Liberty Avenue                        Construction commenced  1st half 2007         15.0         125,000             120     (1)
 216th Street                          Construction commenced  2nd half 2007         25.0          60,000             417
 Pelham Manor Shopping Center          Construction commenced  2nd half 2008         40.0         320,000             125     (1)
 161st Street                              1st half 2007       2nd half 2008         65.0         232,000             280
 400 East Fordham Road                 Construction commenced  1st half 2009        115.0         276,000             417
 Canarsie Plaza                            2nd half 2007       1st half 2009         60.0         323,000             186
 Sherman Avenue                            2nd half 2007       2nd half 2009         55.0         175,000             314
                                                                                     ----         -------             ---
                                                                                  $ 375.0       1,511,000           $ 248
                                                                                  =======       =========           =====




(1) The Fund acquired a ground lease interest at this property.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                       Retail Properties - Summary Listing

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Property Totals
                                                                                                             ---------------------
                                        Year                              Grocery Anchor     Other Anchor    Annualized Annualized
                                        Constructed(C)          Occupancy Current Lease and  Current Lease and  Base       Base
         Shopping Center    Location    Acquired(A)      GLA       %      Option Expiraton   Option Expiraton   Rent      Rent psf
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK REGION

              New York

Village Commons
   Shopping Center           Smithtown       1998 (A)     87,169     86%                      Daffy's          1,900,200     25.40
                                                                                              2008/2028
                                                                                              Walgreens
                                                                                              2021/--

Branch Shopping Plaza        Smithtown       1998 (A)    125,751    100%   Waldbaum's (A&P)   CVS 2010/--      2,443,759     19.43
                                                                                2013/2028

Amboy Shopping Center        Staten Island   2005 (A)     60,090  98.12%   Waldbaum's
                                                                           2028/--                             1,480,803     25.12
                                                                           Duane Reed
                                                                           2008/2018

Bartow Avenue                The Bronx       2005 (C)     14,694  51.00%   Sleepy's (2009)                       222,600     29.70

Pacesetter Park
   Shopping Center           Pomona          1999 (A)     96,698     98%   Stop & Shop
                                                                           (Ahold)                             1,167,206     12.28
                                                                           2020/2040
2914 Third Avenue            The Bronx       2006 (A)     43,500    100%                      Lot Stores
                                                                                              MTM              1,400,000     32.18
                                                                                              Dr. J's
              New Jersey                                                                      2021/-

Elmwood Park
    Shopping Center          Elmwood Park    1998 (A)    149,085    100%   Pathmark           Walgreen's       3,393,512     22.76
                                                                           2017/2052          2022/2062

Boonton                      Boonton         2006 (A)     62,908     98%   A&P 2024                            1,218,326     19.72

              Connecticut

239 Greenwich Avenue         Greenwich       1998 (A)     16,834    100%                      Restoration
                                                                                              Hardware
                                                                                              2015/2025        1,286,069     76.40

                                                                                              Coach
                                                                                              2016/2021
NEW ENGLAND REGION

              Connecticut

Town Line Plaza              Rocky Hill      1998 (A)    206,356    100%   Stop & Shop        Wal-mart
                                                                           2023/2063          (not owned)      1,654,844     15.17


              Massachusetts

Methuen Shopping Center      Methuen         1998 (A)    130,021     97%   DeMoulas Market    Wal-mart
                                                                           2015/2020          2011/2051          849,264      6.76


Crescent Plaza               Brockton        1984 (A)    218,141     99%   Shaw's             Home Depot
                                                                           2012/2042          2021/2056        1,680,397      7.80

              New York

New Loudon Center            Latham          1982 (A)    255,826    100%   Price Chopper      Marshalls
                                                                           2015/2035          2014/2029        1,713,664      6.70
                                                                                              Bon Ton
                                                                                              Department
                                                                                              Store
                                                                                              2014/2034
                                                                                              Raymor & Flanigan
                                                                                              Furniture
                                                                                              2019/2034

              Rhode Island

Walnut Hill Plaza            Woonsocket      1998 (A)    285,418     98%   Shaw's             Sears 2008/2033  2,393,163      8.59
                                                                           2013/2028
              Vermont

The Gateway Shopping Center  Burlington      1999 (A)    101,784     96%   Shaw's                              1,799,570     18.49
                                                                           2024/2053

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                       Retail Properties - Summary Listing

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Property Totals
                                                                                                             ---------------------
                                        Year                              Grocery Anchor     Other Anchor    Annualized Annualized
                                        Constructed(C)          Occupancy Current Lease and  Current Lease and  Base       Base
         Shopping Center    Location    Acquired(A)      GLA       %      Option Expiraton   Option Expiraton   Rent      Rent psf
----------------------------------------------------------------------------------------------------------------------------------
MIDWEST REGION

              Illinois

Hobson West Plaza             Naperville      1998 (A)     98,902     99%  Bobak's Market
                                                                           and
                                                                           Restaurant
                                                                           2007/2032                           1,199,287     12.26
                                                                           (specialty
                                                                           grocery)

Clark Diversey                Chicago         2006 (A)     19,265    100%                                        793,126     41.17

              Indiana

Merrillville Plaza            Merrillville    1998 (A)    235,678     96%                     TJ Maxx          2,624,008     11.58
                                                                                              2009/2014
                                                                                              JC Penney
                                                                                              2008/2018
                                                                                              OfficeMax
                                                                                              2008/2028
              Michigan

Bloomfield Town Square        Bloomfield
                              Hills          1998 (A)    232,366     87%   Costco             TJ Maxx2009/--   2,450,631     12.17
                                                                           (not owned)        Marshall's
                                                                                              2011/2026
                                                                                              Home Goods
                                                                                              2010/2025
              Ohio

Mad River Station             Dayton          1999 (A)    155,838     79%                     Babies "R" Us    1,487,280     12.10
                                                                                              2010/2020
                                                                                              Office Depot
                                                                                              2010/--
MID-ATLANTIC REGION

              New Jersey

Marketplace of Absecon        Absecon         1998 (A)    105,097     95%   Acme 2015/2055    Eckerd Drug
                                                                                              2020/2040        1,639,707     16.37



Ledgewood Mall                Ledgewood       1983 (A)    518,950     88%                     Wal-mart         4,235,902      9.22
                                                                                              2019/2049
                                                                                              Macy's
                                                                                              2010/2025
                                                                                              The Sports'
                                                                                              Authority
                                                                                              2007/2037
                                                                                              Circuit City
                                                                                              2020/2040
                                                                                              Marshalls
                                                                                              2014/2034
              Pennsylvania

Blackman Plaza                Wilkes-Barre    1968 (C)    125,264     93%                     Kmart 2009/2049    286,519      2.47

Mark Plaza                    Edwardsville    1968 (C)    216,401     97%   Redner's Markets  Kmart 2009/2049  1,038,471      4.95
                                                                            2018/2028

Plaza 422                     Lebanon         1972 (C)    154,878     69%                     Home Depot         444,020      4.14
                                                                                              2028/2058

Route 6 Mall                  Honesdale       1994 (C)    175,505     99%   Weis Markets      Kmart 2020/2070  1,089,983      6.28
                                                                            (not owned)

Chestnut Hill                 Philadelphia    2006 (A)     40,570    100%                     Borders 2010     1,292,372     31.86
                                                                                              Limited
                                                                                              Express 2009

Abington Towne Center         Abington        1998 (A)   216,355      98%                     TJ Maxx            865,034     15.85
                                                         -------                                                 -------     -----
                                                                                              2010/2020
                                                                                              Target (not owned

                                                       4,149,344                                              44,049,717   $ 12.09
                                                       =========                                              ==========   =======

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                       Retail Properties - Summary Listing

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Property Totals
                                                                                                             ---------------------
                                        Year                              Grocery Anchor     Other Anchor    Annualized Annualized
                                        Constructed(C)          Occupancy Current Lease and  Current Lease and  Base       Base
         Shopping Center    Location    Acquired(A)      GLA       %      Option Expiraton   Option Expiraton   Rent      Rent psf
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK REGION
JOINT VENTURE PROPERTIES

              New York

Crossroads Shopping Center    White Plains    1998        310,644     98%   Waldbaum's (A&P)   Kmart 2012/2032  $ 6,014,798 $19.86
(49% JV interest)                                                           2007/2032          B. Dalton 2012/207
                                                                                               Modell's 2009/2019

Tarrytown Shopping Center     Westchester     2004 (A)     35,291     85%                      Walgreen's Drug 2    907,836  30.23
(Fund I)

MID-ATLANTIC REGION

              Delaware

Brandywine Town Center (1)    Wilmington      2003 (A)    815,215     98%                                        12,142,001  15.20
(Brandywine JV)

Market Square Shopping Center Wilmington      2003 (A)    102,562     79%   Trader Joe's
                                                                            (specialty        TJ Maxx 2006/2016   1,565,215  19.36
                                                                            grocery)
(Brandywine JV)                                                             2013/2028

MIDWEST REGION

              Illinois

Acadia Oakbrook               Oakbrook        2005 (A)    112,000    100%                     Neiman Marcus 2011    825,000   7.37
                                                                                              /2029
              Ohio

Amherst Marketplace           Cleveland       2002 (A)     79,945    100%   Giant Eagle                             867,302  10.85
(Fund I)                                                                    2021/2041

Granville Centre              Columbus        2002 (A)    134,997     43%                     Lifestyle Family
                                                                                              2017/2027             634,603  10.99
(Fund I)

Sheffield Crossing            Cleveland       2002 (A)    112,534     94%   Giant Eagle                           1,153,641  10.87
(Fund I)                                                                    2022/2042

VARIOUS REGIONS

Kroger/Safeway Portfolio      various         2003 (A)  1,018,100    100%   25 Kroger and
                                                                            Safeway
                                                                            supermarkets                          8,013,583   7.87
(Fund I)                                                                    2009/2049

JV REDEVELOPMENTS

              Michigan

Sterling Heights
    Shopping Center           Detroit         2004 (A)    154,835     64%                     Burlington Coat
                                                                                              Factory 2024/--       607,740   6.13
(Fund I)
                              New York

400 East Fordham Road         Bronx           2004 (A)    117,355    100%                     Sears 2007/--         654,880   5.58
(Fund II)
161st Street                  Bronx           2005 (A)    223,611    100%                                         4,926,247  22.03
(Fund II)
Sherman Avenue                Manhattan       2005 (A)    134,773    100%                                         1,970,291  14.62
(Fund II)
Pelham Manor
  Shopping Plaza              Westchester/
                                 Bronx        2004 (A)    398,775     29%                                           804,000   6.87
(Fund II)

              Delaware

Naamans Rd.                   Wilmington      2006 (C)     19,932     45%                     Tweeters              296,967  33.00

              South Carolina

Hitchcock Plaza               Aiken           2004 (A)    232,383     78%                                         1,480,407   8.18
(Fund I)
Pine Log Plaza                Aiken           2004 (A)     35,064     82%                     Farmers Furniture     106,352   3.69
(Fund I)
              Virginia

Haygood Shopping Center       Virginia Beach  2004 (A)   178,335      75%   Farm Fresh 2026   Eckerd Drug 2009/   1,388,139  10.34
(Fund I)                                              ----------                                           --     ---------  ------
                                                       4,216,351                                                 44,359,002 $12.22
                                                      ==========                                                 ========== ======

(1) Does not include 50,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


                           Retail Properties by Region


                                    ---------------------------------------------------------------------------------------------

                                                 Gross Leasable Area                                   Occupancy
                                    ---------------------------------------------------------------------------------------------
      Wholly-Owned Properties
                                         Anchors (1)      Shops              Total        Anchors      Shops            Total
                                    ---------------------------------------------------------------------------------------------
          New York Region                   370,665        286,064            656,729      97.55%         94.97%          96.43%
            New England                     890,812        306,734          1,197,546      99.51%         95.50%          98.48%
              Midwest                       392,214        349,835            742,049      99.62%         79.22%          90.00%
            Mid-Atlantic                  1,189,888        363,132          1,553,020      97.94%         69.71%          91.34%
                                    ---------------------------------------------------------------------------------------------

                                    ---------------------------------------------------------------------------------------------
   Total Wholly-Owned Properties          2,843,579      1,305,765          4,149,344      98.61%         83.85%          93.97%
                                    ---------------------------------------------------------------------------------------------


                                    ---------------------------------------------------------------------------------------------
    Joint Venture Properties (2)
             Operating
              Midwest                       348,443         91,033            439,476      84.19%         68.69%          80.98%
            Mid-Atlantic                    826,881         90,896            917,777      98.00%         76.13%          95.84%
          New York Region                   215,678        130,257            345,935     100.00%         90.03%          96.25%
 Various (Kroger/Safeway Portfolio)       1,018,100              -          1,018,100     100.00%          0.00%         100.00%
                                    ---------------------------------------------------------------------------------------------


    Total - Operating Properties          2,409,102        312,186          2,721,288      97.03%         79.76%          95.05%
                                    ---------------------------------------------------------------------------------------------

    JV Redevelopment Properties
              Mid West                       90,400         64,435            154,835     100.00%         13.63%          64.06%
            Mid-Atlantic                    264,994        200,720            465,714      88.67%         58.74%          75.77%
          New York Region                   372,810        501,704            874,514     100.00%         43.84%          67.78%
                                    ---------------------------------------------------------------------------------------------

  Total - Redevelopment Properties          728,204        766,859          1,495,063      95.88%         45.20%          69.88%
                                    ---------------------------------------------------------------------------------------------



                                    ---------------------------------------------------------------------------------------------
   Total Joint Venture Properties         3,137,306      1,079,045          4,216,351      96.76%         55.20%          86.12%
                                    =============================================================================================



                                    --------------------------------------------------------------------------------------
                                                                                           Annualized Base Rent
                                                Annualized Base Rent                      per Occupied Square Foot
                                    --------------------------------------------------------------------------------------
      Wholly-Owned Properties
                                       Anchors           Shops          Total       Anchors           Shops        Totals
                                    -------------------------------------------------------------------------------------
          New York Region            $ 7,726,922    $ 6,785,553      $ 14,512,475  $ 21.37          $ 24.98      $ 22.92
            New England                6,646,268      3,444,634        10,090,902     8.42            11.76         9.33
              Midwest                  3,335,405      5,218,927         8,554,332     8.54            18.83        12.81
            Mid-Atlantic               7,378,702      3,513,306        10,892,008     7.32            13.88         8.64
                                    -------------------------------------------------------------------------------------

                                    -------------------------------------------------------------------------------------

   Total Wholly-Owned Properties    $ 25,087,297   $ 18,962,420      $ 44,049,717   $ 9.84          $ 17.32      $ 12.09
                                    -------------------------------------------------------------------------------------


                                    -------------------------------------------------------------------------------------

    Joint Venture Properties (2)
             Operating
              Midwest                  2,817,193        663,353         3,480,546   $ 9.60          $ 10.61       $ 9.78
            Mid-Atlantic              12,227,165      1,480,052        13,707,216    15.09            21.39        15.58
          New York Region              2,736,352      4,186,282         6,922,634    12.69            35.70        20.79
 Various (Kroger/Safeway Portfolio)    8,013,583              -         8,013,583     7.87                -         7.87
                                    -------------------------------------------------------------------------------------
    Total - Operating Properties      25,794,293      6,329,687        32,123,979    11.04            25.42        12.42
                                    -------------------------------------------------------------------------------------
    JV Redevelopment Properties
              Mid West                   526,600         81,140           607,740     5.83             9.24         6.13
            Mid-Atlantic               1,525,087      1,746,778         3,271,865     6.49            14.82         9.27
          New York Region              5,582,513      2,772,905         8,355,418    14.97            12.61        14.10
                                    -------------------------------------------------------------------------------------

  Total - Redevelopment Properties     7,634,200      4,600,823        12,235,023    10.93            13.27        11.71
                                    -------------------------------------------------------------------------------------

                                    -------------------------------------------------------------------------------------
   Total Joint Venture Properties   $ 33,428,493    $10,930,510       $44,359,002  $ 11.01          $ 18.35      $ 12.22
                                    =====================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


                      Retail Properties by State - Summary
            -------------------------------------------------------




                                -------------------------------------------------------------------- -----------------------

                                                                          Gross Leasable Area              Occupancy
                                                                   --------------------------------- ------------------------
    Wholly-Owned Properties
-------------------------------  Ownership Percent of   Number of
                                     %     base rent(1) properties  Anchors(2)   Shops       Total    Anchors  Shops   Total
                                ---------------------------------- --------------------------------- ------------------------



Connecticut                        100.0%          5.3%         2     179,993     43,197    223,190  100.00% 100.00% 100.00%
Illinois                           100.0%          3.6%         2      51,692     66,475    118,167  100.00%  98.41%  99.11%
Indiana                            100.0%          4.7%         1     145,266     90,412    235,678  100.00%  89.86%  96.11%
Massachusetts                      100.0%          4.5%         2     281,366     66,796    348,162   98.44%  96.07%  97.99%
Michigan                           100.0%          4.4%         1     126,960    105,406    232,366   98.83%  71.97%  86.65%
New Jersey                         100.0%         18.7%         4     541,073    294,967    836,040  100.00%  77.69%  92.13%
New York                           100.0%         18.4%         7     492,969    190,759    683,728   98.16%  93.05%  96.74%
Ohio                               100.0%          2.7%         1      68,296     87,542    155,838  100.00%  62.37%  78.86%
Pennsylvania                       100.0%          9.0%         6     760,888    168,085    928,973   96.78%  73.04%  92.49%
Rhode Island                       100.0%          4.3%         1     121,892    163,526    285,418  100.00%  95.89%  97.65%
Vermont                            100.0%          3.2%         1      73,184     28,600    101,784  100.00%  84.38%  95.61%
                                          -------------            --------------------------------- ------------------------

                                                                   --------------------------------- ------------------------
        Total - Wholly-Owned Properties           78.7%        28   2,843,579  1,305,765  4,149,344   98.61%  83.85%  93.97%
                                          ------------- ---------- --------------------------------- ------------------------



                                                                   --------------------------------- ------------------------
 Joint Venture Properties (3)
-------------------------------
Operating Properties
Illinois                            20.0%          0.3%         1     112,000          -    112,000  100.00%      -  100.00%
Ohio                                37.8%          1.8%         3     236,443     91,033    327,476   76.70%  68.69%  74.47%
Delaware                            22.2%          5.4%         2     826,881     90,896    917,777   98.00%  76.13%  95.84%
New York                            49.0%          5.3%         2     215,678    130,257    345,935  100.00%  90.03%  96.25%
Various (Kroger/Safeway
 Portfolio)                         28.3%          4.1%        25   1,018,100          -  1,018,100  100.00%   0.00% 100.00%
                                          -------------            --------------------------------- ------------------------
       Total - Operating Properties               16.8%             2,409,102    312,186  2,721,288   97.03%  79.76%  95.05%
                                          -------------            --------------------------------- ------------------------


JV Redevelopment Properties
Michigan                            18.9%          0.2%         1      90,400     64,435    154,835  100.00%  13.63%  64.06%
New York                         Various           3.5%         6     372,810    501,704    874,514  100.00%  43.84%  67.78%
Delaware                            22.2%          0.1%         1           -     19,932     19,932    0.00%  45.15%  45.15%
South Carolina                       7.6%          0.2%         2     169,691     97,756    267,447  100.00%  40.89%  78.39%
Virginia                            18.9%          0.5%         1      95,303     83,032    178,335   68.50%  83.02%  75.26%
                                          ------------- ---------- --------------------------------- ------------------------
      Total-Redevelopment Properties               4.5%               728,204    766,859  1,495,063   95.88%  45.20%  69.88%
                                          -------------            --------------------------------- ------------------------

                                                                   --------------------------------- ------------------------
      Total Joint Venture Properties              21.3%        44   3,137,306  1,079,045  4,216,351   96.76%  55.20%  86.12%
                                          ------------- ---------- ================================= ========================

                                                 100.0%        72
                                          ============= ==========

                                ----------------------------------


                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


                      Retail Properties by State - Summary
                -------------------------------------------------

                                                         -------------------------------------- ------------------------
                                                                                                  Annualized Base Rent
                                                                  Annualized Base Rent          per Occupied Square Foot
                                                         -------------------------------------- ------------------------
        Wholly-Owned Properties
        -----------------------
                                                           Anchors       Shops        Total     Anchors   Shops  Totals
                                                         -------------------------------------- ------------------------



Connecticut                                              $ 2,223,069  $   717,844  $ 2,940,913   $26.88  $16.62  $23.36
Illinois                                                     225,436    1,766,977    1,992,413     4.36   27.01   17.01
Indiana                                                    1,318,901    1,305,107    2,624,008     9.08   16.06   11.58
Massachusetts                                              1,855,550      674,111    2,529,661     6.70   10.50    7.41
Michigan                                                     988,349    1,462,282    2,450,631     7.88   19.28   12.17
New Jersey                                                 6,272,333    4,215,114   10,487,447    11.59   18.39   13.62
New York                                                   5,750,879    4,577,353   10,328,232    11.88   25.79   15.62
Ohio                                                         802,719      684,561    1,487,280    11.75   12.54   12.10
Pennsylvania                                               3,396,829    1,619,570    5,016,399     5.87   13.19    7.15
Rhode Island                                                 935,920    1,457,243    2,393,163     7.68    9.29    8.59
Vermont                                                    1,317,312      482,258    1,799,570    18.00   19.98   18.49
                                                         -------------------------------------- ------------------------

                                                         -------------------------------------- ------------------------
        Total - Wholly-Owned Properties                  $25,087,297  $18,962,420  $44,049,717   $ 9.84  $17.32  $12.09
                                                         -------------------------------------- ------------------------



                                                         -------------------------------------- ------------------------
        Joint Venture Properties (3)
        ----------------------------
Operating Properties
Illinois                                                 $   825,000  $         -  $   825,000   $ 7.37  $    -  $ 7.37
Ohio                                                       1,992,193      663,353    2,655,546    10.99   10.61   10.89
Delaware                                                  12,227,165    1,480,052   13,707,216    15.09   21.39   15.58
New York                                                   2,736,352    4,186,282    6,922,634    12.69   35.70   20.79
Various (Kroger/Safeway
 Portfolio)                                                8,013,583            -    8,013,583     7.87       -    7.87
                                                         -------------------------------------- ------------------------
        Total - Operating Properties                      25,794,293    6,329,687   32,123,979    11.04   25.42   12.42
                                                         -------------------------------------- ------------------------


JV Redevelopment Properties
Michigan                                                     526,600       81,140      607,740     5.83    9.24    6.13
New York                                                   5,582,513    2,772,905    8,355,418    14.97   12.61   14.10
Delaware                                                           -      296,967      296,967        -   33.00   33.00
South Carolina                                             1,159,087      427,672    1,586,759        -   10.70    7.57
Virginia                                                     366,000    1,022,139    1,388,139     5.61   14.83   10.34
                                                         -------------------------------------- ------------------------
        Total-Redevelopment Properties                     7,634,200    4,600,823   12,235,023    10.93   13.27   11.71
                                                         -------------------------------------- ------------------------

                                                         -------------------------------------- ------------------------
        Total Joint Venture Properties                   $33,428,493  $10,930,510  $44,359,002   $11.01  $18.35  $12.22
                                                         ====================================== ========================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
     Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.


(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.


                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006
                           Retail Properties - Detail
                           --------------------------

                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                                                                                                             Annualized Base Rent
                        Gross Leasable Area              Occupancy            Annualized Base Rent           per Occupied Square
                                                                                                                      Foot
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                    Anchors    Shops     Total    Anchors  Shops  Total    Anchors      Shops       Total     Anchors  Shops  Total
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
WHOLLY-OWNED
 PROPERTIES:

  New York Region
------------------

Connecticut
-----------
239 Greenwich
 Avenue( 1)           16,834         -    16,834  100.00%      -  100.00% $ 1,286,069 $         - $ 1,286,069  $76.40 $    - $76.40
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

New Jersey
-----------
Elmwood Park
 Shopping Center      62,610    86,475   149,085  100.00% 100.00% 100.00%   1,390,460   2,003,052   3,393,512   22.21  23.16  22.76
A & P Shopping
 Plaza (Boonton)      49,463    13,445    62,908  100.00%  91.63%  98.21%     900,000     318,326   1,218,326   18.20  25.84  19.72
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
 Total -
   New Jersey        112,073    99,920   211,993  100.00%  98.87%  99.47%   2,290,460   2,321,378   4,611,838   20.44  23.50  21.87
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

New York
--------------
Village Commons
 Shopping Center      25,192    61,977    87,169   64.01%  94.69%  85.82%     274,125   1,626,075   1,900,200   17.00  27.71  25.40
Branch Plaza          74,050    51,701   125,751  100.00% 100.00% 100.00%   1,101,989   1,341,770   2,443,759   14.88  25.95  19.43
Amboy Road            46,964    13,126    60,090  100.00%  91.39%  98.12%   1,012,015     468,788   1,480,803   21.55  39.08  25.12
Bartow Avenue              -    14,694    14,694       -   51.00%  51.00%           -     222,600     222,600       -  29.70  29.70
Pacesetter Park
 Shopping Center      52,052    44,646    96,698  100.00%  96.35%  98.31%     362,264     804,942   1,167,206    6.96  18.71  12.28
2914 Third
 Avenue               43,500         -    43,500  100.00%      -  100.00%   1,400,000           -   1,400,000   32.18      -  32.18
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
 Total -
   New York          241,758   186,144   427,902   96.25%  92.88%  94.78%   4,150,393   4,464,175   8,614,568   17.84  25.82  21.24
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

 Total -
   New York Region   370,665   286,064   656,729   97.55%  94.97%  96.43%   7,726,922   6,785,553  14,512,475   21.37  24.98  22.92
                   ------------------------------ ----------------------- ------------------------------------ ---------------------


 New England
--------------

Connecticut
--------------
Town Line
 Plaza( 2)           163,159    43,197   206,356  100.00% 100.00% 100.00%     937,000     717,844   1,654,844   14.23  16.62  15.17
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Massachusetts
--------------
Methuen Shopping
 Center              124,381     5,640   130,021   96.48% 100.00%  96.63%     736,464     112,800     849,264    6.14  20.00   6.76
Crescent Plaza       156,985    61,156   218,141  100.00%  95.71%  98.80%   1,119,086     561,311   1,680,397    7.13   9.59   7.80
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
   Total -
     Massachusetts   281,366    66,796   348,162   98.44%  96.07%  97.99%   1,855,550     674,111   2,529,661    6.70  10.50   7.41
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

New York
--------------
New Loudon
 Center              251,211     4,615   255,826  100.00% 100.00% 100.00%   1,600,486     113,178   1,713,664    6.37  24.52   6.70
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Rhode Island
--------------
Walnut Hill Plaza    121,892   163,526   285,418  100.00%  95.89%  97.65%     935,920   1,457,243   2,393,163    7.68   9.29   8.59
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Vermont
--------------
The Gateway
 Shopping Center      73,184    28,600   101,784  100.00%  84.38%  95.61%   1,317,312     482,258   1,799,570   18.00  19.98  18.49
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Total -
  New England Region 890,812   306,734 1,197,546   99.51%  95.50%  98.48%   6,646,268   3,444,634  10,090,902    8.42  11.76   9.33
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.


(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006
                           Retail Properties - Detail
                           --------------------------

                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                                                                                                             Annualized Base Rent
                        Gross Leasable Area              Occupancy            Annualized Base Rent           per Occupied Square
                                                                                                                      Foot
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                    Anchors    Shops     Total    Anchors  Shops  Total    Anchors      Shops       Total     Anchors  Shops  Total
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

WHOLLY-OWNED PROPERTIES
 (continued):


   Midwest
--------------
Illinois
--------------
Hobson West Plaza     51,692    47,210    98,902  100.00%  97.76%  98.93% $   225,436 $   973,851 $ 1,199,287  $ 4.36 $21.10 $12.26
Clark and
 Diversey                  -    19,265    19,265       -  100.00 %100.00%           -     793,126     793,126       -  41.17  41.17
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
   Total -
     Illinois         51,692    66,475   118,167  100.00%  98.41%  99.11%     225,436   1,766,977   1,992,413    4.36  27.01  17.01
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Indiana
--------------
Merrillville Plaza   145,266    90,412   235,678  100.00%  89.86%  96.11%   1,318,901   1,305,107   2,624,008    9.08  16.06  11.58

Michigan
--------------
Bloomfield
 Towne Square        126,960   105,406   232,366   98.83%  71.97%  86.65%     988,349   1,462,282   2,450,631    7.88  19.28  12.17

Ohio
--------------
Mad River Station(1)  68,296    87,542   155,838  100.00%  62.37%  78.86%     802,719     684,561   1,487,280   11.75  12.54  12.10
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

   Total -
     Midwest Region  392,214   349,835   742,049   99.62%  79.22%  90.00%   3,335,405   5,218,927   8,554,332    8.54  18.83  12.81
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

 Mid-Atlantic
--------------

New Jersey
--------------
Marketplace of
 Absecon              58,031    47,066   105,097  100.00%  89.51%  95.30%     984,014     655,693   1,639,707   16.96  15.56  16.37
Ledgewood Mall       370,969   147,981   518,950  100.00%  59.62%  88.49%   2,997,859   1,238,043   4,235,902    8.08  14.03   9.22
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
 Total -
   New Jersey        429,000   195,047   624,047  100.00%  66.83%  89.63%   3,981,873   1,893,736   5,875,609    9.28  14.53  10.50
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Pennsylvania
--------------

Blackman Plaza       112,051    13,213   125,264  100.00%  28.97%  92.51%     268,519      18,000     286,519    2.40   4.70   2.47
Mark Plaza           157,595    58,806   216,401  100.00%  88.79%  96.95%     652,095     386,376   1,038,471    4.14   7.40   4.95
Plaza 422            128,708    26,170   154,878   80.99%  11.46%  69.24%     407,520      36,500     444,020    3.91  12.17   4.14
Route 6 Plaza        146,498    29,007   175,505  100.00%  93.11%  98.86%     806,351     283,632   1,089,983    5.50  10.50   6.28
Chestnut Hill(2)      31,420     9,150    40,570  100.00% 100.00% 100.00%     992,344     300,028   1,292,372   31.58  32.79  31.86
Abington Towne
 Center (3)          184,616    31,739   216,355  100.00%  86.86%  98.07%     270,000     595,034     865,034   10.00  21.58  15.85
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                     760,888   168,085   928,973   96.78%  73.04%  92.49%   3,396,829   1,619,570   5,016,399    5.87  13.19   7.15
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

   Total -
     Mid-Atlantic
     Region        1,189,888   363,132 1,553,020   97.94%  69.71%  91.34%   7,378,702   3,513,306  10,892,008    7.32  13.88   8.64
                   ------------------------------ ----------------------- ------------------------------------ ---------------------


                   ------------------------------ ----------------------- ------------------------------------ ---------------------
  Total -
    Wholly-owned
    Properties     2,843,579 1,305,765 4,149,344   98.61%  83.85%  93.97% $25,087,297 $18,962,420 $44,049,717  $ 9.84 $17.32 $12.09

                   ------------------------------ ----------------------- ------------------------------------ ---------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.
(2) This consists of two separate buildings, both located on Germantown Avenue, in Chestnut Hill (Philadelphia).
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006
                           Retail Properties - Detail
                           --------------------------

                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                                                                                                             Annualized Base Rent
                        Gross Leasable Area              Occupancy            Annualized Base Rent           per Occupied Square
                                                                                                                      Foot
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
                    Anchors    Shops     Total    Anchors Shops  Total    Anchors      Shops       Total     Anchors Shops  Total
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

JOINT VENTURE
 PROPERTIES:  Acadia's
              interest
              --------
   Midwest
--------------
Illinois
--------------
Oakbrook (7)   20.0% 112,000         -   112,000  100.00%      -  100.00% $   825,000 $         - $   825,000  $ 7.37 $    - $ 7.37
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Ohio
--------------
Amherst
 Marketplace(1)37.8%  76,737     3,208    79,945  100.00% 100.00% 100.00%     828,830      38,472     867,302   10.80  11.99  10.85
Granville
 Centre (1)    37.8%  90,047    44,950   134,997   38.81%  50.74%  42.78%     402,085     232,518     634,603   11.51  10.19  10.99
Sheffield
 Crossing (1)  37.8%  69,659    42,875   112,534  100.00%  85.17%  94.35%     761,278     392,363   1,153,641   10.93  10.74  10.87
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
 Total - Ohio        236,443    91,033   327,476   76.70%  68.69%  74.47%   1,992,193     663,353   2,655,546   10.99  10.60  10.89
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

   Total -
   Midwest
    Region           348,443    91,033   439,476   84.19%  68.69%  80.98%   2,817,193     663,353   3,480,546    9.60  10.61   9.78
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

 Mid-Atlantic
--------------
Delaware
--------------
Brandywine
 Town Center  22.2%  788,031    27,184   815,215   97.90% 100.00%  97.97%  11,680,609     461,393  12,142,001   15.14  16.97  15.20
Market Square
 Shopping
 Center       22.2%   38,850    63,712   102,562  100.00%  65.94%  78.84%     546,556   1,018,659   1,565,215   14.07  24.25  19.36
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
   Total -
   Delaware          826,881    90,896   917,777   98.00%  76.13%  95.84%  12,227,165   1,480,052  13,707,216   15.09  21.39  15.58
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

  New York
    Region
--------------
New York
--------------
Crossroads
 Shopping
 Center       49.0%  200,181   110,463   310,644  100.00%  93.00%  97.51%   2,261,352   3,753,446   6,014,798   11.30  36.54  19.86
Tarrytown
 Shopping
 Center (New
 York) (3)    37.8%   15,497    19,794    35,291  100.00%  73.44%  85.10%     475,000     432,836     907,836   30.65  29.78  30.23
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
 Total -
   New York          215,678   130,257   345,935  100.00%  90.03%  96.25%   2,736,352   4,186,282   6,922,634   12.69  35.70  20.79
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

   Various
    Regions
--------------
Kroger/Safeway
 Portfolio (25
 Properties)
  (2)        28.3% 1,018,100         - 1,018,100  100.00%      -  100.00%   8,013,583           -   8,013,583    7.87      -   7.87
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

                   ------------------------------ ----------------------- ------------------------------------ ---------------------
  Total - Joint
    Venture
    Operating
    Properties     2,409,102   312,186 2,721,288   97.03%  79.76%  95.05%  25,794,293   6,329,687  32,123,979   11.04  25.42  12.42

                   ------------------------------ ----------------------- ------------------------------------ ---------------------
Joint Venture
  Redevelopment
  Properties
                   ------------------------------ ----------------------- ------------------------------------ ---------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (3)         18.9%    90,400    64,435   154,835  100.00%  13.63%  64.06%     526,600      81,140     607,740    5.83   9.24   6.13
400 East
 Fordham Road
 (New York)
 (4)         19.2%   100,703    16,652   117,355  100.00% 100.00% 100.00%     275,000     379,880     654,880    2.73  22.81   5.58
Pelham Manor
 Shopping
 Plaza (New
 York) (4)   19.2%         -   398,775   398,775       -   29.34%  29.34%           -     804,000     804,000       -   6.87   6.87
Sherman Avenue
 at Broadway
 (New York)
 (4)          19.2%  134,773         -   134,773  100.00%      -  100.00%   1,970,291           -   1,970,291   14.62      -  14.62
161st Street
 (New York)
 (4)          19.2%  137,334    86,277   223,611  100.00% 100.00% 100.00%   3,337,222   1,589,025   4,926,247   24.30  18.42  22.03
Liberty Avenue
 (New York)
 (5)          19.2%                            -                       -                                    -                     -
216th Street
 (New York)
 (5)          19.2%                            -                       -                                    -                     -
Naamans Rd
 (Delaware)   22.2%        -    19,932    19,932    0.00%  45.15%  45.15%           -     296,967     296,967       -  33.00  33.00
Hitchcock
 Plaza (South
 Carolina) (6) 7.6%  146,507    85,876   232,383  100.00%  40.02%  77.83%   1,089,535     390,872   1,480,407    7.44  11.37   8.18
Pine Log Plaza
 (South
 Carolina) (6) 7.6%   23,184    11,880    35,064  100.00%  47.14%  82.09%      69,552      36,800     106,352    3.00   6.57   3.69
Haygood
 Shopping
 Center
 (Virginia)
 (3)          18.9%   95,303    83,032   178,335   68.50%  83.02%  75.26%     366,000   1,022,139   1,388,139    5.61  14.83  10.34
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

     Total -
     Redevelopment
     Properties      728,204   766,859 1,495,063   95.88%  45.20%  69.88%   7,634,200   4,600,823  12,235,023   10.93  13.27  11.71
                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Total - Joint
Venture Properties 3,137,306 1,079,045 4,216,351   96.76%  55.20%  86.12% $33,428,493 $10,930,510 $44,359,002  $11.01 $18.35 $12.22
                   ============================== ======================= ==================================== =====================

                   ------------------------------ ----------------------- ------------------------------------ ---------------------

Wholly-owned and JV
 - Operating
   Properties(8)   3,531,462 1,421,959 4,953,422   98.19%  83.66%  94.02% $32,279,990 $21,544,616 $53,824,606  $ 9.31 $18.11 $11.56

                   ------------------------------ ----------------------- ------------------------------------ ---------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) Fund I property.                                               (5) Property is currently under construction.
(2) Fund I portfolio of 25 triple-net, anchor-only leases with     (6) Fund I owns a 20% interest in the property.
    Kroger and  Safeway supermarkets.                              (7) Fund II property.
(3) Fund I owns a 50% interest in these properties.                (8) Weighted based on ownership interest.
(4) Fund II has a 96% interest in the property.


                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                                ------------ ------------
                                                              3 months     3 months    3 months 3 months
                                                Year-to-Date    ended        ended       ended     ended   Year ended
            Leasing Production           Notes: December 31, December 31, September 30, June 30, March 31, December 31,
                                                    2006         2006         2006        2006     2006        2005
 -----------------------------------------      ------------ ------------ ------------- -------- --------- -------------


 New leases                                 (1)
 Number of new leases commencing                         18            4             5        8         1         28
 GLA                                                 73,273       19,260        23,915   26,469     3,629    219,770
 New base rent                                       $15.30       $16.31        $13.65   $14.72    $25.00     $11.20
 Previous base rent (and percentage rent)            $11.19       $11.30         $8.39   $12.43    $20.00     $11.71
 Percentage growth in base rent                        36.7%        44.3%         62.7%    18.4%     25.0%      -4.3%(3)
 Average cost per square foot                        $13.52        $3.85        $24.13   $10.07    $20.00     $11.57

 Renewal leases
 Number of renewal leases commencing                     47           13            17        2        15         52
 GLA expiring                                       287,107       52,811        69,242   55,580   109,474    348,354
 Renewal percentage                         (2)          71%          87%           84%      16%       83%        70%
 New base rent                                       $15.25       $14.67        $20.17   $19.28    $12.01     $12.14
 Expiring base rent (and percentage rent)            $13.60       $15.55        $15.01   $19.19    $11.17     $10.86
 Percentage growth in base rent                        12.2%        -5.7%         34.4%     0.5%      7.5%      11.8%
 Average cost per square foot                         $0.00        $0.00         $0.00    $0.00     $0.00      $0.00

 Total new and renewal Leases
 Number of new and renewal leases commencing             65           17            22       10        16         80
 GLA commencing                                     277,032       65,100        82,078   35,362    94,492    462,975
 New base rent                                       $15.27       $15.16        $18.27   $15.87    $12.51     $11.69
 Expiring base rent (and percentage rent)            $12.96       $14.29        $13.08   $14.13    $11.51     $11.26
 Percentage growth in base rent             (2)        17.8%         6.0%         39.7%    12.3%      8.7%       3.8%(3)
 Average cost per square foot                         $3.57        $1.14         $7.03    $7.54     $0.77      $5.49

                                                ------------ ------------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2)  Rent is presented on a cash basis. Rents have not been averaged over terms.
     Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006


                  Top Tenants - Ranked by Annualized Base Rent
                  --------------------------------------------


(Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                                      Percentage of Total
                                                                                                        Represented by
                                        Wholly-Owned      Joint Ventures (2)         Combined            Retail Tenant
                                    ---------------------- ------------------- ---------------------- --------------------
                     Number of                                                                                     Average  Average
                     stores in           Annualized          Annualized           Annualized   Total   Annualized  Sales    Gross
            Retail   combined   Total    Base       Total    Base        Total      Base      Portfolio   Base    (per sq. Occupancy
Ranking     Tenant   portfolio  GLA      Rent (1)   GLA      Rent (1)     GLA      Rent (1)    GLA( 3)    Rent(3)    ft.)   Cost (4)
------- ------------ ---------- -------  ---------- -------- ---------- ---------- ----------- --------- ---------- ------- --------

  1    Albertson's          4    220,625  $3,012,896        -         $-    220,625  $3,012,896     4.698%     5.8%
         -- Shaw's          3    175,801   2,358,192        -          -    175,801   2,358,192     3.744%     4.6%   416       3.1%
         -- Acme            1     44,824     654,704        -          -     44,824     654,704     0.955%     1.3%   270       7.3%

  2    A&P (Waldbaum's)     4    149,729   2,566,284   18,722    246,960    168,451   2,813,244     3.587%     5.4%
         -- A&P/Waldbaum's  4    149,729   2,566,284   18,722    246,960    168,451   2,813,244     3.587%     5.4%   351       5.8%

  3    T.J. Maxx            9    259,275   1,929,777    6,972     88,190    266,247   2,017,967     5.670%     3.9%
         -- T.J. Maxx       4     88,200     726,300    6,972     88,190     95,172     814,490     2.027%     1.6%   274       4.1%
         -- Marshalls       3    102,781     731,494        -          -    102,781     731,494     2.189%     1.4%   188       6.0%
         -- A.J. Wright's   1     28,648     164,726        -          -     28,648     164,726     0.610%     0.3%   131       6.7%
         -- Homegoods       1     39,646     307,257        -          -     39,646     307,257     0.844%     0.6%   153       6.3%

  4    Sears                6    390,270   1,355,279   68,690    330,263    458,960   1,685,542     9.774%     3.3%
         -- Kmart           4    329,570   1,097,279   49,355    277,463    378,925   1,374,742     8.069%     2.7%   198       4.0%
         -- Sears           2     60,700     258,000   19,335     52,800     80,035     310,800     1.704%     0.6%   215       2.8%

  5    Wal-Mart             2    210,114   1,515,409        -          -    210,114   1,515,409     4.475%     2.9%   293       3.6%

  6    Ahold                2    117,911   1,289,265        -          -    117,911   1,289,265     2.511%     2.5%
         -- Stop and Shop   2    117,911   1,289,265        -          -    117,911   1,289,265     2.511%     2.5%   353       3.6%

  7    Home Depot           2    211,003   1,009,646        -          -    211,003   1,009,646     4.493%     1.9%     -         -

  8    Pathmark             1     47,773     955,460        -          -     47,773     955,460     1.017%     1.8%     -         -

  9    Price Chopper        1     77,450     804,059        -          -     77,450     804,059     1.649%     1.6%   674       1.9%

  10   Restoration
        Hardware            1      9,220     697,200        -          -      9,220     697,200     0.196%     1.3%   495      16.6%

  11   Kroger(5)           12          -           -  156,069  1,137,042    156,069   1,137,042     3.324%     2.2%     -         -
  12   Safeway (6)         13          -           -  132,409  1,133,607    132,409   1,133,607     2.820%     2.2%     -         -
  13   Federated
        Department
        Stores (Macy's)     1     73,349     651,245        -          -     73,349     651,245     1.562%     1.3%   210       6.7%
  14   Sleepy's             5     35,745     621,409        -          -     35,745     621,409     0.761%     1.2%     -         -
  15   JC Penney            1     50,000     495,000        -          -     50,000     495,000     1.065%     1.0%   206       6.5%
  16   CVS                  4     28,600     473,888    3,967     53,156     32,567     527,044     0.694%     1.0%   495       4.4%
  17   Limited Brands -
        Express             1     12,882     510,344        -          -     12,882     510,344     0.274%     1.0%     -         -
  18   Payless
        Shoesource          9     26,225     465,990    1,524     43,273     27,749     509,263     0.591%     1.0%     -         -
  19   Borders Books        1     18,538     482,000        -          -     18,538     482,000     0.395%     0.9%     -         -
  20   Circuit City         1     33,294     449,469        -          -     33,294     449,469     0.709%     0.9%     -         -
                     ---------  --------  ---------- -------- ---------- ---------- ----------- --------- ---------- ------- -------

             Total         80  1,972,003  19,284,620  388,353  3,032,491  2,360,356  22,317,111    50.265%      43.1%
                     ========= =========  ========== ======== ========== ========== =========== ========= ==========

     (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

     (2) Includes Funds I, II, Crossroads Shopping Center and Brandywine joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

     (3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

     (4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

     (5)  Kroger has sub-leased 4 of these locations to supermarket  tenants,  2 locations to a  non-supermarket  tenant and ceased  operations  at one other location.

     (6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                  Anchor Detail

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Annual  Annual
                   Property/Tenant Name                                 Square           Lease         Base    Base
                     (Type of Center)                                   Footage         Expiration     Rent    Rent PSF  Options
---------------------------------------------------------------------------------------------------------------------------------

THE COMPANY  CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
New York Region
      Connecticut
          239 Greenwich Ave., Greenwich
                  Coach                                                     4,541      1/31/201      356,469      78.50 (1) 5 Year
                  Restoration Hardware                                     12,293      4/30/201      929,600      75.62 (2) 5 Years
                                                                       -----------             -------------------------
                                                       Property total      16,834                  1,286,069      76.40
                                                                       -----------             -------------------------
      New Jersey
          Elmwood Park Shopping Center, Elmwood Park
                  Walgreens                                                14,837      5/31/202      435,000      29.32 (8) 5 Year
                  Pathmark                                                 47,773     11/30/201      955,460      20.00 (7) 5 Year
                                                                       -----------             -------------------------
                                                       Property total      62,610                  1,390,460      22.21
                                                                       -----------             -------------------------

          A&P Shopping Plaza - Boonton
                  A&P                                                      49,463     10/26/202      900,000      18.20 (9) 5 Year
                                                                       -----------             -------------------------
                                                       Property total      49,463                    900,000      18.20
                                                                       -----------             -------------------------


      New York
          Village Commons Shopping Center
                  Daffy's                                                  16,125       1/7/200      274,125      17.00 (4) 5 Year
                                                                       -----------             -------------------------
                                                       Property total      16,125                    274,125      17.00
                                                                       -----------             -------------------------

          Branch Plaza
                  CVS                                                      11,050      5/31/201      181,026      16.38  -
                  A&P                                                      63,000     11/30/201      920,964      14.62 (3) 5 Year
                                                                       -----------             -------------------------
                                                      Property Total:      74,050                  1,101,990      14.88
                                                                       -----------             -------------------------

          Amboy Shopping Center
                  Waldbaum's (A&P)                                         37,266       7/6/202      745,320      20.00 -
                  Duane Reed                                                9,698      8/31/200      266,694      27.50 (2) 5 Year
                                                                       -----------             -------------------------
                                                       Property total      46,964                  1,012,014      21.55
                                                                       -----------             -------------------------

          Pacesetter Park Shopping Center, Pomona
                  Stop & Shop (Ahold)                                      52,052      8/31/202      362,264       6.96 (2) 10 Year
                                                                       -----------             -------------------------
                                                       Property total      52,052                    362,264       6.96
                                                                       -----------             -------------------------

          2914 Third Avenue
                  Lot Stores                                                9,000      MTM           700,000      77.78
                  Dr. J's                                                  33,500      1/31/202      700,000      20.90
                                                                       -----------             -------------------------
                                                       Property total      42,500                  1,400,000      32.94
                                                                       -----------             -------------------------


                                               Total: New York Region     360,598                  7,726,922      21.43
                                                                       -----------             -------------------------

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                  Anchor Detail

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Annual  Annual
                   Property/Tenant Name                                 Square           Lease         Base    Base
                     (Type of Center)                                   Footage         Expiration     Rent    Rent PSF  Options
---------------------------------------------------------------------------------------------------------------------------------

THE COMPANY  CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
New England

      Connecticut
          Town Line Plaza, Rocky Hill

                  Wal*Mart (1)                                             97,300   -         $          -   $      - REA Agreement
                  Super Stop & Shop (Ahold)                                65,859   11/30/202      937,000      14.23 (8) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     163,159                  937,000      14.23
                                                                       -----------           -------------------------

      Massachusetts
          Methuen Shopping Center, Methuen
                  Demoulas Super Markets                                   30,460    1/31/201      109,656       3.60 (1) 5 Year
                  Wal*Mart                                                 89,544    1/31/201      626,808       7.00 (8) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     120,004                  736,464       6.14
                                                                       -----------           -------------------------

          Crescent Plaza, Brockton
                  Home Depot                                              106,760   10/31/202      602,126       5.64 (7) 5 Year
                  Shaw's  (Albertsons)                                     50,225   12/31/201      516,960      10.29 (6) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     156,985                1,119,086       7.13
                                                                       -----------           -------------------------

      New York
          New Loudon Center, Latham
                  Bon Ton                                                  65,365     2/1/201      261,460       4.00 (4) 5 Year
                  Marshalls (TJX)                                          37,212    1/31/201      158,151       4.25 (3) 5 Year
                  Price Chopper                                            77,450    5/31/201      804,059      10.38 (4) 5 Year
                  A.C. Moore                                               21,520    4/30/200      221,226      10.28 (3) 5 Year
                  Raymours Furniture Co                                    49,664    4/30/201      155,591       3.13 (3) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     251,211                1,600,487       6.37
                                                                       -----------           -------------------------

      Rhode Island
          Walnut Hill Plaza, Woonsocket
                  Sears                                                    60,700    8/31/200      258,000       4.25 (5) 5 Year
                  CVS                                                       8,800    1/31/200      154,000      17.50 (1) 5 Year
                  Shaw's  (Albertsons)                                     52,392   12/31/201      523,920      10.00 (3) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     121,892                  935,920       7.68
                                                                       -----------           -------------------------

      Vermont
          Gateway Shopping Center
                  Shaw's (Albertsons)                                      73,184    3/31/202    1,317,311      18.00 (5) 5 Yr.
                                                                                                                          &(1)4 Yr.
                                                                       -----------           -------------------------
                                                       Property total      73,184                1,317,311      18.00
                                                                       -----------           -------------------------
                                                    Total : New England   886,435                6,646,268       8.42
                                                                       -----------           -------------------------
Midwest

      Illinois
          Hobson West Plaza, Naperville
                  Bobak's Market and Restaurant                            51,692   11/30/200      225,436       4.36 (5) 5 Year
                                                                       -----------           -------------------------
                                                       Property total      51,692                  225,436       4.36
                                                                       -----------           -------------------------
      Indiana
          Merrillville Plaza, Merrillville
                  JC Penney                                                50,000    1/31/200      495,000       9.90 (2) 5 Year
                  Officemax                                                26,157    7/31/200      222,335       8.50 (4) 5 Year
                  Pier I                                                    9,143    1/31/200      128,002      14.00 -
                  David's Bridal                                           13,266   11/19/201      190,765      14.38 (2) 5 Year
                  Toys R Us                                                21,500    1/31/201       87,500       4.07 (5) 5 Year
                  TJ Maxx (TJX)                                            25,200    1/31/200      195,300       7.75 (1) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     145,266                1,318,902       9.08
                                                                       -----------           -------------------------

(1)  This space is contiguous to the Company's  property and is not own
     Company.

                                    Page 55

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                  Anchor Detail

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Annual  Annual
                   Property/Tenant Name                                 Square           Lease         Base    Base
                     (Type of Center)                                   Footage         Expiration     Rent    Rent PSF  Options
---------------------------------------------------------------------------------------------------------------------------------

THE COMPANY  CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)


      Michigan
          Bloomfield Town Square, Bloomfield Hills
                  HomeGoods (TJX)                                          39,646    5/31/201      307,257       7.75 (3) 5 Year
                  Officemax                                                21,500    6/30/201      193,500       9.00 (3) 5 Year
                  Marshalls (TJX)                                          28,324    9/30/201      226,592       8.00 (3) 5 Year
                  TJ Maxx (TJX)                                            36,000    1/31/200      261,000       7.25 (1) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     125,470                  988,349       7.88
                                                                       -----------           -------------------------

      Ohio
          Mad River Station, Dayton
                  Babies 'R' Us                                            33,147    2/28/201      260,204       7.85 (2) 5 Year
                  Pier I                                                   10,111    2/28/201      227,037      22.45 -
                  Office Depot                                             25,038    8/31/201      315,477      12.60 -
                                                                       -----------           -------------------------
                                                       Property total      68,296                  802,718      11.75
                                                                       -----------           -------------------------

                                                       Total: Midwest     390,724                3,335,405       8.54
                                                                       -----------           -------------------------

Mid-Atlantic

      New Jersey
          Marketplace of Absecon, Absecon
                  Eckerd Drug (Brook's)                                    13,207    8/30/202      329,310      24.93 (4) 5 Year
                  Acme Markets (Albertson)                                 44,824    4/30/201      654,704      14.61 (8) 5 Year
                                                                       -----------           -------------------------
                                                       Property total      58,031                  984,014      16.96
                                                                       -----------           -------------------------

          Ledgewood Mall, Ledgewood
                  Circuit City                                             33,294    1/31/202      449,469      13.50 (4) 5 Year
                  Ashley Furniture                                         41,806   12/31/201      212,793       5.09 (2) 5 Year
                  Barnes & Noble                                           12,500    1/31/201      224,000      17.92 (5) 5 Year
                  Marshalls (TJX)                                          37,245    9/30/201      346,751       9.31 (4) 5 Year
                  The Sports Authority                                     52,205    5/31/200      225,000       4.31 (6) 5 Year
                  Macy's Department Store (Federated) (1)                  73,349    1/31/201      651,245       8.88 (3) 5 Year
                  Wal*Mart                                                120,570    3/31/201      888,601       7.37 (6) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     370,969                2,997,859       8.08
                                                                       -----------           -------------------------


      Pennsylvania

          Blackman Plaza, Wilkes-Barre
                  Eckerd Drug (Brook's)                                     7,095    7/31/201       63,855       9.00 -
                  Kmart                                                   104,956   10/31/200      204,664       1.95 (8) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     112,051                  268,519       2.40
                                                                       -----------           -------------------------

          Mark Plaza, Edwardsville
                  Kmart                                                   104,956   10/31/200      204,664       1.95 (8) 5 Year
                  Redner's Market                                          52,639    5/31/201      447,431       8.50 (2) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     157,595                  652,095       4.14
                                                                       -----------           -------------------------

          Plaza 422, Lebanon
                  Home Depot                                              104,243   12/31/202      407,520       3.91 (6) 5 Year
                                                                       -----------           --------------
                                                       Property total     104,243                  407,520       3.91
                                                                       -----------           -------------------------

          Route 6 Mall, Honesdale
                  Eckerd Drugs (Brook's)                                   11,840    1/31/201      118,400      10.00 (3) 5 Year
                  Fashion Bug                                              15,000    1/31/201            -          - -
                  Kmart                                                   119,658    4/30/202      687,951       5.75 (10) 5 Year
                                                                       -----------           -------------------------
                                                       Property total     146,498                  806,351       5.50
                                                                       -----------           -------------------------

          Abington Town Center, Abington
                  TJ Maxx (TJX)                                            27,000  11/30/2010 $    270,000    $ 10.00 (2) 5 Year
                  Target (1)                                              157,616  -                     -          - Condominium
                                                                                                                      Agreement
                                                                       -----------           -------------------------
                                                       Property total     184,616                  270,000      10.00
                                                                       -----------           -------------------------

          Chestnut Hill LLC
                  Express                                                  12,882  1/31/2009  $    510,344    $ 39.62
                  Borders Books                                            18,538  1/31/2010       482,000      26.00
                                                                       -----------           -------------------------
                                                       Property total      31,420                  992,344      77.03
                                                                       -----------           -------------------------
                                                 Total : Mid-Atlantic   1,165,423                7,378,702       7.32
                                                                       -----------           -------------------------


Total: Retail Anchor Properties - Wholly Owned Properties               2,803,180             $ 25,087,297     $ 9.84
                                                                       ===========           =========================


(1) Target  owns the portion of the main  building  (157,616 square feet) that their store is located in.

                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                  Anchor Detail

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Annual  Annual
                   Property/Tenant Name                                 Square           Lease         Base    Base
                     (Type of Center)                                   Footage         Expiration     Rent    Rent PSF  Options
---------------------------------------------------------------------------------------------------------------------------------

THE COMPANY  CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
Joint Venture Properties

New York Region

      New York
          Crossroads Shopping Center, White Plains (49% jv)
                  Kmart                                                 100,725    1/31/2012   $ 566,250     $ 5.62 (4) 5 Year
                  Waldbaum's (A&P)                                       38,208    2/31/2007     504,000      13.19 (5) 5 Year
                  B. Dalton (Barnes & Noble)                             12,430    5/28/2012     345,928      27.83 (2) 5 Year
                  Pier 1                                                  8,818    2/28/2007     278,825      31.62 (2) 5 Year
                  Pay Half                                               15,000    2/31/2006     372,600      24.84  -
                  Modell's                                               25,000    2/28/2009     193,750       7.75 (2) 5 Year
                                                                       ---------             -----------------------
                                                       Property total   200,181                2,261,353      11.30
                                                                       ---------             -----------------------

          400 East Fordham Road (Fund II)
                  Sears                                                 100,703    7/16/2007     275,000       2.73  -
                                                                       ---------             -----------------------

          Tarrytown Centre
                  Walgreen's                                             15,497    6/30/2080     475,000      30.65  -
                                                                       ---------             -----------------------

          Sherman Avenue
                  Pilot Garage                                           74,000    6/14/2007     375,000       5.07  -
                  City of New York                                       60,773                1,595,291      26.25  -
                                                                       ---------             -----------------------
                                                                        134,773                1,970,291      14.62
                                                                       ---------             -----------------------
          161st Street
                  City of New York                                      137,334    7/18/2011   3,337,222      24.30  -
                                                                       ---------             -----------------------
                                                                        137,334                3,337,222      24.30
                                                                       ---------             -----------------------

                                              Total : New York Region   588,488                8,318,866      14.14
                                                                       ---------             -----------------------

Mid-Atlantic Region

      Delaware
          Brandywine Town Center (Brandywine JV)
                  Michaels                                               24,876    2/28/2011     572,148      23.00 (3) 5 Year
                  Old Navy (The Gap)                                     24,631    4/30/2011     617,745      25.08 (1) 5 Year
                  Petsmart                                               23,963    6/30/2017     455,297      19.00 (5) 5 Year
                  Thomasville Furniture                                  18,893    1/30/2011     485,739      25.71 (10) 1 Year
                  World Market                                           20,310    1/31/2015     406,200      20.00  -
                  Access Group                                           76,458    5/31/2015   1,548,275      20.25 (2) 5 Year
                  Bed, Bath & Beyond                                     50,977    1/31/2014     868,426      17.04 (3) 5 Year
                  Dick's Sporting Goods                                  50,000    5/31/2013     700,000      14.00 (3) 5 Year
                  Lowe's Home Centers                                   140,000    8/31/2018   1,925,000      13.75 (6) 5 Year
                  Regal Cinemas                                          65,641     6/1/2017     861,210      13.12 (4) 5 Year
                  Target                                                138,000    1/31/2018     800,000       5.80 (4) 10 Year
                  Kincaid Furniture                                      14,535    3/31/2010     247,095      17.00 -
                  Transunion Settlement                                  39,714    3/31/2013     938,745      23.64 (5) 1 Year
                  The Bombay Company                                      8,965    1/31/2015     215,160      24.00 (2) 5 Year
                  Lane Home Furnishings                                  21,827    0/31/2015     409,693      18.77 (3) 5 Year
                  MJM Designer                                           25,000    9/30/2015     325,000      13.00 (3) 5 Year
                  Target                                                 27,716    1/31/2011     304,876      11.00 (6) 2 Year
                                                                                                                   &(6) 3 year
                                                                       ---------             -----------------------
                                                       Property total   771,506               11,680,609      15.14
                                                                       ---------             -----------------------

          Market Square Shopping Center (Brandywine JV)
                  Trader Joe's                                            7,675    1/31/2013     149,662      19.50 (3) 5 Year
                  TJ Maxx (TJX)                                          31,175    1/31/2011     396,894      12.73 (1) 5 Year
                                                                       ---------             -----------------------
                                                       Property total    38,850                  546,556      14.07
                                                                       ---------             -----------------------


                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                  Anchor Detail

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Annual  Annual
                   Property/Tenant Name                                 Square           Lease         Base    Base
                     (Type of Center)                                   Footage         Expiration     Rent    Rent PSF  Options
---------------------------------------------------------------------------------------------------------------------------------

THE COMPANY  CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
      Joint Venture Properties (continued)

      Mid-Atlantic Region (continued)

      Virginia
          Haygood Shopping Center (Fund I)
                  Farm Fresh                                             54,000    8/31/2026     337,500       6.25 (14) 5 Year
                  Eckerd Drugs (Brook's)                                 11,280    1/30/2009      28,500       2.53  -
                                                                       ---------             -----------------------
                                                       Property Total    65,280                  366,000       5.61
                                                                       ---------             -----------------------

                                         Total : Mid-Atlantic Region    875,636               12,593,165      14.38
                                                                       ---------             -----------------------

Midwest Region

      Illinois
          Acadia Oakbrook
                  Neiman Marcus                                         112,000    0/31/2011     825,000       7.37 (6) 5 Year
                                                                       ---------             -----------------------

      Ohio
          Amherst Marketplace (Fund I)
                  Riser Foods Company/Pharmacy                           10,500    3/31/2012     135,135      12.87 (3) 5 Year
                  Riser Foods Company/Supermarket                        66,237    9/30/2021     693,695      10.47 (4) 5 Year
                                                                       ---------             -----------------------
                                                       Property total    76,737                  828,830      10.80

          Granville Centre (Fund I)
                  Lifestyle Family Fitness, Inc.                         34,951    1/31/2017     402,085      11.50 (2) 5 Year
                                                                       ---------             -----------------------

          Sheffield Crossing (Fund I)
                  Revco Drug                                             10,500    5/31/2012     140,700      13.40 (3) 5 Year
                  Giant Eagle                                            59,159    5/31/2022     620,577      10.49 (4) 5 Year
                                                                                             -----------------------
                                                                       ---------
                                                       Property total    69,659                  761,277      10.93
                                                                       ---------             -----------------------

      Michigan
          Sterling Heights (Fund I)
                  Rite Aid                                               20,000    1/31/2026     245,000      12.25 (4) 5 Year
                  Burlington Coat Factory                                70,400    1/31/2024     281,600       4.00  -
                                                                       ---------             -----------------------
                                                       Property total    90,400                  526,600       5.83

                                                       Total: Midwest   383,747                3,343,792       8.71
                                                                       ---------             -----------------------
      Various

          Hitchcock
                  Club Fitness                                           35,153         2014     263,648       7.50
                  Steinmart Inc.                                         30,000         2016     190,500       6.35
                  Bed, Bath & Beyond                                     23,000         2017     172,500       7.50
                  Ross Dress for Less                                    30,039         2017     250,525       8.34
                  TJX Company                                            28,315         2016     212,362       7.50
                                                                       ---------             -----------------------
                                                       Property total   146,507                1,089,535       7.44

          Pine Log Plaza
                  Farmer's Furniture                                     23,184    3/31/2009      69,552       3.00

                  Kroger/Safeway (Fund I)                              1,018,100        2009   8,013,583       7.87
                                                                       ---------             -----------------------


                                              Total: Joint Venture
                                                        Properties     3,035,662              33,428,493      11.01
                                                                       =========             =======================



                               ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                     Anchor Lease Expirations - Next 3 Years



-------------------------------------------------------------------------------------------------------------
                                                         Gross Leased Area         Annualized Base Rent
                                                         -----------------   --------------------------------
                                                                   Percent                  Percent  Average
                                                           Square  of all                   of all     per
           Center                         Anchor          footage  anchors      Amount      anchors  Sq. Ft.
-------------------------------------------------------------------------------------------------------------

        Wholly Owned
        ------------
            2007
Ledgewood Mall                     The Sports Authority    52,205    2.05%       225,000     0.90%      4.31
Hobson West Plaza                  Bobak's                 51,692    2.03%       225,436     0.90%      4.36
                                                         ---------  ------   ------------   -------  --------

                                      Total 2007          103,897    4.08%       450,436     1.80%      4.34
                                                         ---------  ------   ------------   -------  --------
            2008
Village Commons Shopping Center    Daffy's Inc.            16,125    0.63%       274,125     1.09%     17.00
Merrillville Plaza                 JC Penny Co.            50,000    1.96%       495,000     1.97%      9.90
Merrillville Plaza                 Officemax Inc.          26,157    1.03%       222,335     0.89%      8.50
Amboy Shopping Center              Duane Reade              9,698    0.38%       266,695     1.06%     27.50
Walnut Hill Plaza                  Sears                   60,700    2.38%       258,000     1.03%      4.25
                                                         ---------  ------   ------------   -------  --------

                                      Total 2008          162,680    6.38%     1,516,155     6.04%      9.32
                                                         ---------  ------   ------------   -------  --------

            2009
Chestnut Hill                      Express                 12,882    0.51%       510,344     2.03%     39.62
Bloomfield Town Square             TJ Max                  36,000    1.41%       261,000     1.04%      7.25
Walnut Hill Plaza                  CVS                      8,800    0.35%       154,000     0.61%     17.50
Merrillville Plaza                 Pier I                   9,143    0.36%       128,002     0.51%     14.00
Merrillville Plaza                 TJ Max                  25,200    0.99%       195,300     0.78%      7.75
New Loudon Center                  AC Moore Arts & Crafts  21,520    0.84%       221,226     0.88%     10.28
Blackman Plaza                     Kmart                  104,956    4.12%       204,664     0.82%      1.95
Mark Plaza                         Kmart                  104,956    4.12%       204,664     0.82%      1.95
                                                         ---------  ------   ------------   -------  --------
                                      Total 2009          323,457   12.70%     1,879,200     7.49%    100.30
                                                         ---------  ------   ------------   -------  --------

                                    Total - Next 3 Years  590,034   23.16%   $ 3,845,791    15.33%   $  6.52
                                                         =========  ======   ============   =======  ========

   Crossroads Joint Venture
   ------------------------
            2007
Crossroads Shopping Center         Pier 1                   8,818    4.41%       278,825    12.33%     31.62
Crossroads Shopping Center         Waldbaum's              38,208   19.09%       504,000    22.29%     13.19
                                                         ---------  ------   ------------   -------  --------

                                      Total 2007           47,026   23.50%       782,825    34.62%     16.65
                                                         ---------  ------   ------------   -------  --------

            2008                                                -    0.00%             -     0.00%         -
                                                         ---------  ------   ------------   -------  --------

            2009
Crossroads Shopping Center         Modell's                25,000   12.49%       193,750     8.57%         -
                                                         ---------  ------   ------------   -------  --------

                                    Total - Next 3 Years   72,026   35.99%   $   976,575    43.19%   $ 13.56
                                                         =========  ======   ============   =======  ========

    Brandywine Joint Venture
    ------------------------
            2007                                                -    0.00%             -     0.00%         -
                                                         ---------  ------   ------------   -------  --------

            2008                                                -    0.00%             -     0.00%         -
                                                         ---------  ------   ------------   -------  --------

            2009                                                -    0.00%             -     0.00%         -
                                                         ---------  ------   ------------   -------  --------

                                    Total - Next 3 Years        -    0.00%   $         -     0.00%   $     -
                                                         =========  ======   ============   =======  ========

           Fund I
           ------
            2007                                                -    0.00%             -     0.00%         -
                                                         ---------  ------   ------------   -------  --------

            2008
Pine Log Plaza                     Farmer's Furniture      23,184    1.52%        69,552     0.55%      3.00
                                                         ---------  ------   ------------   -------  --------
                                      Total 2008           23,184       0         69,552     0.55%      3.00
                                                         ---------  ------   ------------   -------  --------

            2009
Haygood Shopping Center            Eckerd Drugs            11,280    0.74%        28,500     0.23%      2.53
                                                         ---------  ------   ------------   -------  --------

                                    Total - Next 3 Years   34,464    2.26%   $    98,052     0.78%   $  2.85
                                                         =========  ======   ============   =======  ========
          Fund II
          -------
            2007
Sherman Avenue                     Pilot Garage            74,000   15.26%       375,000     5.85%      5.07
400 East Fordham Road              Sears                  100,703   20.77%       275,000     4.28%      2.73
                                                         ---------  ------   ------------   -------  --------

                                      Total 2007          174,703   36.03%       650,000    10.13%      3.72
                                                         ---------  ------   ------------   -------  --------

            2008
Sherman Avenue                     New York City           60,773   12.54%     1,595,291    24.90%     26.25
                                                         ---------  ------   ------------   -------  --------

            2009                                                -    0.00%             -     0.00%         -
                                                         ---------  ------   ------------   -------  --------

                                    Total - Next 3 Years  235,476   48.57%   $ 2,245,291    35.03%   $  9.54
                                                         =========  ======   ============   =======  ========

1 Tenant pays rent based on percentage of sales

                             ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                                Lease Expirations
                                -----------------



                          ---------------------------------------------------------------------
                                       Gross Leased Area              Annualized Base Rent
                                       -----------------              --------------------
                          Number of               Percent                    Percent   Average
                            Leases     Square       of                          of       per
                           Expiring    Footage     Total         Amount       Total     Sq. Ft.
                          ---------------------------------------------------------------------

 Wholly-Owned Properties
Anchor Tenant Expirations


  Month to Month               1         11,449     0.45%    $     57,245      0.23%   $  5.00
       2007                    2        103,897     4.08%         450,436      1.80%      4.34
       2008                    5        162,680     6.38%       1,516,155      6.04%      9.32
       2009                    8        323,457    12.69%       1,879,200      7.49%      5.81
       2010                   13        345,962    13.59%       3,567,714     14.22%     10.31
       2011                    2         40,164     1.58%         344,992      1.38%      8.59
       2012                    2        139,769     5.48%       1,143,768      4.56%      8.18
       2013                    2        115,392     4.53%       1,444,884      5.76%     12.52
       2014                    4        161,322     6.33%         853,862      3.40%      5.29
       2015                    4        134,567     5.28%       2,388,363      9.52%     17.75
       2016                    3         26,636     1.05%         420,324      1.68%     15.78
       2017                    1         47,773     1.87%         955,460      3.81%     20.00
       2018                    1         52,639     2.07%         447,432      1.78%      8.50
       2019                    3        170,234     6.68%       1,044,191      4.16%      6.13
       2020                    4        218,211     8.56%       1,828,993      7.29%      8.38
       2021                    3        149,260     5.86%       2,002,126      7.98%     13.41
       2022                    1         14,837     0.58%         435,000      1.73%     29.32
       2023                    -              -     0.00%               -      0.00%         -
       2024                    3        188,506     7.40%       3,154,312     12.57%     16.73
       2028                    3        141,509     5.54%       1,152,840      4.60%      8.15

                          --------------------------------   ----------------------------------
Total Occupied                65      2,548,264   100.00%    $ 25,087,297    100.00%   $  9.84
                                                             ==================================

------------------------------------------------
Anchor GLA Owned by Tenants             254,916
Total Vacant                             40,399
                                     -----------

Total Square Feet                     2,843,579
                                     ===========
------------------------------------------------


 Wholly-Owned Properties
 Shop Tenant Expirations
  Month to Month              18         18,767     1.71%    $    303,561      1.60%   $ 16.18
       2007                   54        225,648    20.62%       3,270,720     17.26%     14.49
       2008                   50        158,889    14.51%       3,203,922     16.88%     20.16
       2009                   58        176,604    16.13%       3,054,547     16.11%     17.30
       2010                   43        137,889    12.59%       1,961,870     10.35%     14.23
       2011                   36        125,863    11.50%       2,330,088     12.29%     18.51
       2012                    7         25,924     2.37%         447,483      2.36%     17.26
       2013                   11         35,661     3.26%         761,263      4.01%     21.35
       2014                   13         54,467     4.97%       1,072,366      5.66%     19.69
       2015                   10         55,386     5.06%         973,999      5.14%     17.59
       2016                    8         38,550     3.52%         927,272      4.89%     24.05
       2018                    4          6,805     0.62%         275,795      1.45%     40.53
       2019                    1              -     0.00%          51,205      0.27%         -
       2020                    3          6,000     0.55%         142,500      0.75%     23.75
       2021                    1         26,170     2.39%         143,934      0.76%         -
       2022                    1          2,205     0.20%          41,895      0.22%     19.00

                          --------------------------------   ----------------------------------
Total Occupied               318      1,094,828   100.00%    $ 18,962,420    100.00%   $ 17.43
                                                             ==================================

------------------------------------------------
Total Vacant                            210,937
                                     -----------

Total Square Feet                     1,305,765
                                     ===========
------------------------------------------------

 Wholly-Owned Properties
 Total Tenant Expirations
  Month to Month              19     $   30,216     0.83%    $    360,806      0.82%   $ 11.94
       2007                   56        329,545     9.05%       3,721,156      8.45%     11.29
       2008                   55        321,569     8.83%       4,720,077     10.72%     14.68
       2009                   66        500,061    13.73%       4,933,747     11.20%      9.87
       2010                   56        483,851    13.28%       5,529,584     12.55%     11.43
       2011                   38        166,027     4.56%       2,675,080      6.07%     16.11
       2012                    9        165,693     4.55%       1,591,251      3.61%      9.60
       2013                   13        151,053     4.15%       2,206,147      5.01%     14.61
       2014                   17        215,789     5.92%       1,926,228      4.37%      8.93
       2015                   14        189,953     5.21%       3,362,362      7.63%     17.70
       2016                   11         65,186     1.79%       1,347,596      3.06%     20.67
       2017                    1         47,773     1.31%         955,460      2.17%     20.00
       2018                    5         59,444     1.63%         723,227      1.64%     12.17
       2019                    4        170,234     4.67%       1,095,396      2.49%      6.43
       2020                    7        224,211     6.15%       1,971,493      4.48%      8.79
       2021                    4        175,430     4.82%       2,146,060      4.87%     12.23
       2022                    2         17,042     0.47%         476,895      1.08%     27.98
       2023                    -              -     0.00%               -      0.00%         -
       2024                    3        188,506     5.17%       3,154,312      7.16%     16.73
       2028                    3        141,509     3.88%       1,152,840      2.62%      8.15
                          --------------------------------   ----------------------------------

Total Occupied               383    $ 3,643,092   100.00%    $ 44,049,717    100.00%   $ 12.12
                                                             ==================================

------------------------------------------------
Anchor GLA Owned by Tenants             254,916
Total Vacant                            251,336
                                     -----------

Total Square Feet                     4,149,344
                                     ===========
------------------------------------------------


Fund I
  Anchor Tenant Expirations

       2007                    -              -     0.00%    $          -      0.00%   #DIV/0!
       2009                   27      1,052,564    69.23%       8,111,635     64.73%      7.71
       2012                    2         21,000     1.38%         275,835      2.20%     13.14
       2014                    1         35,153     2.31%         263,648      2.10%      7.50
       2016                    2         58,315     3.84%         402,862      3.21%      6.91
       2017                    3         87,990     5.79%         825,110      6.58%      9.38
       2021                    2         66,237     4.36%         693,695      5.54%     10.47
       2022                    1         59,159     3.89%         620,578      4.95%     10.49
       2024                    1         70,400     4.63%         281,600      2.25%      4.00
       2026                    2         54,000     3.55%         582,500      4.65%     10.79
       2080                    1         15,497     1.02%         475,000      3.79%     30.65
                          --------------------------------   ----------------------------------
Total Occupied                42      1,520,315   100.00%    $ 12,532,463    100.00%   $  8.24

------------------------------------------------
Total Vacant                            105,119
                                     -----------

Total Square Feet                     1,625,434
                                     ===========
------------------------------------------------


Fund I
  Shop Tenant Expirations
  Month to Month              67         28,131    14.19%         262,427      9.99%   $  9.33
       2007                   14         24,219    12.22%         300,789     11.45%     12.42
       2008                   14         25,702    12.95%         295,630     11.25%     11.50
       2009                    7         17,221     8.69%         164,083      6.25%      9.53
       2010                    6         13,478     6.80%         219,850      8.37%     16.31
       2011                    9         18,788     9.48%         281,507     10.72%     14.98
       2012                    1          1,974     1.00%          35,532      1.35%     18.00
       2013                    2         13,120     6.62%         124,820      4.75%      9.51
       2014                    5         13,443     6.78%         314,979     11.99%     23.43
       2015                    2          2,798     1.41%          45,935      1.75%     16.42
       2016                    1          7,752     3.91%         111,230      4.23%     14.35
       2018                    1          6,957     3.51%          50,004      1.90%      7.19
       2019                    1          3,141     1.58%          42,000      1.60%     13.37
       2020                    1          5,157     2.60%         150,842      5.74%     29.25
       2021                    1         16,384     8.26%         192,512      7.33%     11.75
       2022                    1              -     0.00%          35,000      1.33%         -
                          --------------------------------   ----------------------------------
Total Occupied               133        198,265   100.00%    $  2,627,140    100.00%   $ 13.25

------------------------------------------------
Total Vacant                            157,785
                                     -----------

Total Square Feet                       356,050
                                     ===========
------------------------------------------------

Fund I
  Total Tenant Expirations
  Month to Month              67         28,131     1.64%    $    262,427      1.73%   $  9.33
       2007                   14         24,219     1.41%         300,789      1.98%     12.42
       2008                   14         25,702     1.50%         295,630      1.95%     11.50
       2009                   34      1,069,785    62.26%       8,275,718     54.60%      7.74
       2010                    6         13,478     0.78%         219,850      1.45%     16.31
       2011                    9         18,788     1.09%         281,507      1.86%     14.98
       2012                    3         22,974     1.34%         311,367      2.05%     13.55
       2013                    2         13,120     0.76%         124,820      0.82%      9.51
       2014                    6         48,596     2.83%         578,627      3.82%     11.91
       2015                    2          2,798     0.16%          45,935      0.30%     16.42
       2016                    3         66,067     3.84%         514,092      3.39%      7.78
       2017                    3         87,990     5.12%         825,110      5.44%      9.38
       2018                    1          6,957     0.40%          50,004      0.33%      7.19
       2019                    1          3,141     0.18%          42,000      0.28%     13.37
       2020                    1          5,157     0.30%         150,842      1.00%     29.25
       2021                    3         82,621     4.81%         886,207      5.85%     10.73
       2022                    1         59,159     3.44%         620,578      4.09%     10.49
       2024                    1         70,400     4.10%         281,600      1.86%      4.00
       2026                    2         54,000     3.14%         582,500      3.84%     10.79
       2050                    1         15,497     0.90%         475,000      3.13%     30.65
       2080                    1              -     0.00%          35,000      0.23%   #DIV/0!
                          --------------------------------   ----------------------------------

  Total Occupied             175      1,718,580   100.00%    $ 15,159,603    100.00%   $  8.82

------------------------------------------------
  Total Vacant                          262,904
                                     -----------

  Total Square Feet                   1,981,484
                                     ===========
------------------------------------------------


Fund II
  Anchor Tenant Expirations
       2007                    2        100,703    20.77%         650,000     10.14%      6.45
       2008                    1        134,773    27.80%       1,595,291     24.90%     11.84
       2011                    2        249,334    51.43%       4,162,222     64.96%     16.69
                          --------------------------------   ----------------------------------
  Total Occupied               5        484,810   100.00%    $  6,407,513    100.00%   $ 13.22

------------------------------------------------
  Total Vacant                                -
                                     -----------

  Total Square Feet                     484,810
                                     ===========
------------------------------------------------


Fund II
  Shop Tenant Expirations
  Month to Month               6         31,544    13.30%    $    620,467     22.38%   $ 19.67
       2007                    8        190,188    80.22%       1,844,346     66.51%      9.70
       2009                    1          1,314     0.55%          21,600      0.78%     16.44
       2010                    2          7,012     2.96%         115,280      4.16%     16.44
       2011                    1          7,046     2.97%         171,212      6.17%     24.30
                          --------------------------------   ----------------------------------
  Total Occupied              18        237,104   100.00%    $  2,772,905    100.00%   $ 11.69

------------------------------------------------
  Total Vacant                          264,600
                                     -----------

  Total Square Feet                     501,704
                                     ===========
------------------------------------------------


Fund II
  Total Tenant Expirations
  Month to Month               6         31,544     4.37%    $    620,467      6.76%   $ 19.67
       2007                   10        290,891    40.30%       2,494,346     27.17%      8.57
       2008                    1        134,773    18.67%       1,595,291     17.37%     11.84
       2009                    1          1,314     0.18%          21,600      0.24%     16.44
       2010                    2          7,012     0.97%         115,280      1.26%     16.44
       2011                    3        256,380    35.51%       4,333,434     47.20%     16.90
                          --------------------------------   ----------------------------------
  Total Occupied              23        721,914   100.00%    $  9,180,418    100.00%   $ 12.72

------------------------------------------------
  Total Vacant                          264,600
                                     -----------

  Total Square Feet                     986,514
                                     ===========
------------------------------------------------

Crossroads (JV Property)
  Anchor Tenant Expirations

       2007                    3         62,026    30.98%       1,155,424     51.09%     18.63
       2009                    1         25,000    12.49%         193,750      8.57%      7.75
       2012                    2        113,155    56.53%         912,178     40.34%      8.06

                          --------------------------------   ----------------------------------
  Total Occupied               6        200,181   100.00%    $  2,261,352    100.00%   $ 11.30

------------------------------------------------
  Total Vacant                                -
                                     -----------

  Total Square Feet                     200,181
                                     ===========
------------------------------------------------

  Shop Tenant Expirations
  Month to Month               4          4,510     4.39%    $    140,994      3.76%   $ 31.26
       2007                    4          4,912     4.78%         186,498      4.97%     37.97
       2008                    9         31,460    30.63%       1,066,103     28.40%     33.89
       2009                    6         17,318    16.86%         728,788     19.42%     42.08
       2011                    2          4,070     3.96%         146,732      3.91%     36.05
       2012                    2          5,250     5.11%         191,723      5.11%     36.52
       2014                    4         19,941    19.41%         676,018     18.01%     33.90
       2015                    1          2,210     2.15%          72,930      1.94%     33.00
       2017                    1          6,600     6.42%         349,800      9.32%     53.00
       2022                    1          6,462     6.29%         193,860      5.16%     30.00

                          --------------------------------   ----------------------------------
  Total Occupied              34        102,733   100.00%    $  3,753,446    100.00%   $ 36.54

------------------------------------------------
  Total Vacant                            7,730
                                     -----------

  Total Square Feet                     110,463
                                     ===========
------------------------------------------------

Crossroads (JV Property)
  Total Tenant Expirations
  Month to Month               4          4,510     1.49%    $    140,994      2.34%   $ 31.26
       2007                    4          4,912     1.62%         186,498      3.10%     37.97
       2008                    9         31,460    10.39%       1,066,103     17.72%     33.89
       2009                    9         79,344    26.19%       1,884,212     31.33%     23.75
       2011                    2          4,070     1.34%         146,732      2.44%     36.05
       2012                    3         30,250     9.99%         385,473      6.41%     12.74
       2014                    4         19,941     6.58%         676,018     11.24%     33.90
       2015                    1          2,210     0.73%          72,930      1.21%     33.00
       2017                    1          6,600     2.18%         349,800      5.82%     53.00
       2018                    2        113,155    37.36%         912,178     15.17%      8.06
       2022                    1          6,462     2.13%         193,860      3.22%     30.00

                          --------------------------------   ----------------------------------
  Total Occupied              40        302,914   100.00%    $  6,014,798    100.00%   $ 19.86

------------------------------------------------
  Total Vacant                            7,730
                                     -----------

  Total Square Feet                     310,644
                                     ===========
------------------------------------------------

Brandywine Portfolio (JV Properties)
  Anchor Tenant Expirations

       2010                    1         14,535     1.79%         247,095      2.02%     17.00
       2011                    5        127,291    15.71%       2,377,402     19.44%     18.68
       2013                    3         97,389    12.02%       1,788,407     14.63%     18.36
       2014                    2         50,977     6.29%         868,426      7.10%     17.04
       2015                    5        152,560    18.83%       2,904,328     23.75%     19.04
       2017                    2         89,604    11.06%       1,316,507     10.77%     14.69
       2018                    2        278,000    34.30%       2,725,000     22.29%      9.80
                                                                               0.00%
                          --------------------------------   ----------------------------------
  Total Occupied              20        810,356   100.00%    $ 12,227,165    100.00%   $ 15.09

------------------------------------------------
  Total Vacant                           16,525
                                     -----------

  Total Square Feet                     826,881
                                     ===========
------------------------------------------------

Brandywine Portfolio (JV Properties)
  Shop Tenant Expirations
  Month to Month               4         11,300    14.54%    $    146,772      8.26%   $ 12.99
       2007                    -              -     0.00%               -      0.00%         -
       2008                    1          6,100     7.85%         153,293      8.63%     25.13
       2010                    2         11,817    15.20%         184,280     10.37%     15.59
       2011                    1         15,000    19.30%         399,300     22.47%     26.62
       2013                    2          6,950     8.94%         153,286      8.63%     22.06
       2014                    1          4,962     6.38%         147,421      8.30%     29.71
       2015                    2          8,500    10.94%         195,250     10.99%     22.97
       2021                    1          4,100     5.27%         100,450      5.65%     24.50
       2026                    1          8,999    11.58%         296,967     16.71%     33.00
                          --------------------------------   ----------------------------------
  Total Occupied              15         77,728   100.00%    $  1,777,019    100.00%   $ 22.86

------------------------------------------------
  Total Vacant                           33,100
                                     -----------

  Total Square Feet                     110,828
                                     ===========
------------------------------------------------

Brandywine Portfolio (JV Properties)
  Total Tenant Expirations
  Month to Month               4         11,300     1.27%    $    146,772      1.05%   $ 12.99
       2007                    -              -     0.00%               -      0.00%         -
       2008                    1          6,100     0.69%         153,293      1.09%     25.13
       2010                    3         26,352     2.97%         431,375      3.08%     16.37
       2011                    6        142,291    16.02%       2,776,702     19.83%     19.51
       2013                    5        104,339    11.75%       1,941,693     13.87%     18.61
       2014                    3         55,939     6.30%       1,015,847      7.25%     18.16
       2015                    7        161,060    18.14%       3,099,578     22.13%     19.24
       2017                    2         89,604    10.09%       1,316,507      9.40%     14.69
       2018                    2        278,000    31.30%       2,725,000     19.46%      9.80
       2021                    1          4,100     0.46%         100,450      0.71%     24.50
       2026                    1          8,999     1.01%         296,967      2.13%     33.00
                          --------------------------------   ----------------------------------
  Total Occupied              35        888,084   100.00%    $ 14,004,184    100.00%   $ 15.77

------------------------------------------------
  Total Vacant                           49,625
                                     -----------

  Total Square Feet                     937,709
                                     ===========
------------------------------------------------

  Total Joint Ventures
       MtoM                   81         75,485     2.08%       1,170,660      2.64%
       2007                   28        320,022     8.81%       2,981,633      6.72%
       2008                   25        198,035     5.45%       3,110,317      7.01%
       2009                   44      1,150,443    31.68%      10,181,530     22.95%
       2010                   11         46,842     1.29%         766,505      1.73%
       2011                   20        421,529    11.61%       7,538,375     16.99%
       2012                    6         53,224     1.47%         696,840      1.57%
       2013                    7        117,459     3.23%       2,066,513      4.66%
       2014                   13        124,476     3.43%       2,270,492      5.12%
       2015                   10        166,068     4.57%       3,218,443      7.26%
       2016                    3         66,067     1.82%         514,092      1.16%
                              25        891,842    24.56%       9,843,603     22.19%
                             273      3,631,492   100.00%      44,359,003    100.00%

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                            Property Demographics (1)
                            -------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Trade       Total
                                                                                             Area         Base           Total
Classification           Property / JV Ownership %                 City              State  (Miles)       Rent            GLA
---------------------------------------------------------------------------------------------------------------------------------
Core                     Brandywine Town Center & Mkt Sq./22.22%   Wilmington        DE        3       14,004,183        937,709
Core                     Elmwood Park Shopping Ctr.                Elmwood Park      NJ        3        3,393,512        149,085
Core                     Chestnut Hill                             Philadelphia      PA        3        1,292,372         40,570
Core                     Abington Towne Center                     Abington          PA        3          865,034        216,355
Core                     Clark & Diversey                          Chicago           IL        3          793,126         19,265
Core                     Hobson West Plaza                         Naperville        IL        3        1,199,287         98,902
Core                     Methuen Shopping Ctr.                     Methuen           MA        5          849,264        130,021
Core                     Crossroads Shopping Ctr. / 49%            White Plains      NY        3        6,014,798        310,644
Core                     The Branch Plaza                          Smithtown         NY        3        2,443,759        125,751
Core                     Amboy Road                                Staten Island     NY        3        1,480,803         60,090
Core                     Village Commons Shopping Ctr.             Smithtown         NY        3        1,900,200         87,169
Core                     Bloomfield Town Square                    Bloomfield Hills  MI        5        2,450,631        232,366
Core                     Crescent Plaza                            Brockton          MA        3        1,680,397        218,141
Core                     239 Greenwich Avenue / 75%                Greenwich         CT        5        1,286,069         16,834
Core                     Town Line Plaza                           Rocky Hill        CT        3        1,654,844        206,356
Core                     New Loudon Center                         Latham            NY        5        1,713,664        255,826
Core                     Pacesetter Park Shopping Ctr.             Pomona            NY        3        1,167,206         96,698
Core                     2914 Third Ave                            The Bronx         NY        3        1,400,000         43,500
Core                     Mad River Station                         Dayton            OH        5        1,487,280        155,838
Core                     Mark Plaza                                Edwardsville      PA        5        1,038,471        216,401
Core                     Blackman Plaza                            Wilkes-Barre      PA        5          286,519        125,264
Core                     Bartow Avenue                             The Bronx         NY        3          222,600         14,694
Core                     Walnut Hill Plaza                         Woonsocket        RI        5        2,393,163        285,418
Core                     Ledgewood Mall                            Ledgewood         NJ        5        4,235,902        518,950
Core                     BTS Boonton LLC / 60%                     Boonton           NJ        5        1,218,326         62,908
Core                     Merrillville Plaza                        Hobart            IN        5        2,624,008        235,678
Core                     The Gateway Shopping Ctr.                 So. Burlington    VT        3        1,799,570        101,784
Core                     Marketplace of Absecon                    Absecon           NJ        3        1,639,707        105,097
Core                     Plaza 422                                 Lebanon           PA        3          444,020        154,878
Core                     Route 6 Plaza                             Honesdale         PA        5        1,089,983        175,505
Fund I                   Granville Center / 37.78%                 Columbus          OH        3          634,603        134,997
Fund I                   Sheffield Crossing / 37.78%               Sheffield         OH        3        1,153,641        112,534
Fund I                   Amherst Marketplace / 37.78%              Amherst           OH        3          867,302         79,945
Fund I                   Sterling Heights Shopping Center / 18.9%  Sterling Heights  MI        3          607,740        154,835
Fund I                   Tarrytown Shopping Center / 37.78%        Tarrytown         NY        3          907,836         35,291
Fund I                   Hitchcock Plaza/ 7.6%                     Aiken             SC        5        1,480,407        232,383
Fund I                   Pine Log Plaza / 7.6%                     Aiken             SC        5          106,352         35,064
Fund I                   Haygood Shopping Center / 18.9%           Virginia Beach    VA        3        1,388,139        178,335
Fund II- Urban In-Fill   400 East Fordham Road / 19.2%             The Bronx         NY        2          654,880        117,355
Fund II- Urban In-Fill   Sherman Avenue / 19.2%                    Manhattan         NY        2        1,970,291        134,773
Fund II- Urban In-Fill   Pelham Manor Shopping Plaza / 19.2%       Westchester       NY        3          804,000        398,775
Fund II- Urban In-Fill   161st Street /19.2%                       The Bronx         NY        2        4,926,247        223,611
Fund II- Other           Oakbrook/ 20%                             Oakbrook          IL        3          825,000        112,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       80,395,136      7,347,595
                                                                                                       --------------------------

----------------------------------------------------------------  ----------------------------------------
                                     3-Mile Radius(2)                           5-Mile Radius
----------------------------------------------------------------  ----------------------------------------
                                      #
                          Total   Households Median HH  Avg. HH     Total       #       Median HH  Avg. HH
Classification             Pop.     ("HH")     Income    Income      Pop.       HH       Income    Income
----------------------------------------------------------------  ----------------------------------------
Core                       41,222   15,054   $ 83,769   $102,192    120,306     46,004  $ 74,110   $93,425
Core                      257,647   83,959     52,609     62,446    614,727    208,535    57,938    69,562
Core                      148,084   59,791     53,526     65,990    399,921    157,197    52,171    65,291
Core                       91,293   34,692     66,882     82,491    304,127    117,213    59,851    70,401
Core                      419,461  213,740     58,803     81,579    969,623    410,327    51,138    67,593
Core                       98,083   34,231     94,977    114,120    241,153     82,668    93,969   113,986
Core                       89,957   31,569     41,619     49,981    201,503     72,943    47,894    56,306
Core                      105,870   39,349     78,556     85,621    205,109     73,112    93,445   108,276
Core                       68,832   23,221     89,522    113,455    199,361     64,663    82,867   105,093
Core                      156,384   56,991     69,666     90,260    292,132    105,178    66,927    88,388
Core                       68,832   23,221     89,522    113,455    199,361     64,663    82,867   105,093
Core                       62,528   23,953     73,997    102,234    166,443     62,677    79,970   105,922
Core                       99,649   34,369     46,062     56,826    168,246     58,789    46,062    56,826
Core                       67,165   24,889     97,270    125,159    142,822     51,210    94,119   119,232
Core                       45,606   19,067     65,917     75,855    153,302     61,023    57,724    68,679
Core                       41,815   15,619     55,375     66,288    151,655     61,034    47,547    61,261
Core                       25,618    8,209     89,598    125,526    129,143     36,828    72,841   102,767
Core                    1,239,853  422,421     26,865     33,419  2,690,882  1,034,060    45,279    56,415
Core                       58,692   25,428     58,119     67,529    135,000     56,693    60,560    71,601
Core                       87,986   37,409     31,982     39,628    124,868     52,566    34,683    43,184
Core                       58,885   24,646     30,982     40,002    111,991     47,249    33,391    41,275
Core                      567,476  209,231     40,253     47,643  1,435,467    511,796    30,552    43,522
Core                       60,322   22,861     42,715     47,867     95,320     35,238    50,142    56,573
Core                       37,052   13,412     80,007     87,773    108,922     38,302    77,480    89,838
Core                       49,442   18,288     87,533    113,042    101,266     36,438    86,509   106,011
Core                       26,118   10,066     56,556     64,248     87,796     32,151    54,709    62,531
Core                       46,879   19,366     44,294     55,033     69,993     28,186    47,104    57,514
Core                       30,732   11,642     52,106     64,775     68,326     26,137    51,610    62,711
Core                       43,975   17,347     36,874     47,144     61,197     23,615    41,055    51,545
Core                        7,567    3,014     32,283     43,919     11,899      4,627    34,031    46,300
Fund I                    112,547   47,337     47,547     53,746    266,313    108,411    53,466    60,719
Fund I                     28,714   10,621     54,485     64,626    110,797     41,494    49,602    59,866
Fund I                     53,342   20,470     45,506     55,396     98,291     37,263    41,483    52,190
Fund I                     99,813   36,587     66,886     77,416    264,560    103,403    63,816    74,661
Fund I                     36,856   13,450     78,415     95,294    123,546     43,654    85,757   103,311
Fund I                     23,976    9,393     50,934     64,402     44,606     16,968    42,687    55,503
Fund I                     23,976    9,393     50,934     64,402     44,606     16,968    42,687    55,503
Fund I                     99,119   38,035     52,505     60,732    225,653     86,122    54,074    62,011
Fund II- Urban In-Fill  1,205,053  412,674     30,252     38,298  1,997,909    698,322    33,259    40,957
Fund II- Urban In-Fill    535,739  175,108     29,260     36,324  2,049,516    721,521    34,366    42,608
Fund II- Urban In-Fill    398,727  147,238     48,697     56,116  1,109,022    403,897    44,956    53,542
Fund II- Urban In-Fill  1,274,483  427,111     25,104     31,477  2,531,473    966,482    37,307    48,034
Fund II- Other             77,560   29,487     77,130    108,955    288,932    108,039    75,456    97,126
----------------------------------------------------------------  ----------------------------------------

TOTAL
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on GLA             154,982   55,147   $ 60,010   $ 72,503    364,972    134,884  $ 59,069   $72,283
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on base rent (1)  (142,302) (51,033)  $ 63,636   $ 77,497   (306,291)  (112,818) $ 61,142   $74,854
                        ----------------------------------------- ----------------------------------------

CORE
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on GLA              75,757   27,972   $ 64,373   $ 77,691    180,916     67,226  $ 63,116   $77,324
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on base rent (1)  (117,601) (42,840)  $ 64,972   $ 79,116   (249,755)   (91,623) $ 62,045   $75,954
                        ----------------------------------------- ----------------------------------------

FUND I
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on GLA              65,948   25,594   $ 54,285   $ 64,732    159,617     62,001  $ 51,987   $62,504
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on base rent (1)   (59,639) (23,108)  $ 56,697   $ 67,503   (152,755)   (58,446) $ 56,456   $67,635
                        ----------------------------------------- ----------------------------------------

FUND II -Urban In-fill
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on GLA             751,975  258,716   $ 37,194   $ 44,375  1,736,964    636,208  $ 39,798   $48,760
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on base rent (1)(1,010,568)(339,624)  $ 28,758   $ 35,525 (2,239,128)  (833,565) $ 37,032   $46,730
                        ----------------------------------------- ----------------------------------------

FUND II -Other
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on GLA              77,560   29,487   $ 77,130   $108,955    288,932    108,039  $ 75,456   $97,126
                        ----------------------------------------- ----------------------------------------
Weighted Average -
 Based on base rent (1)   (77,560) (29,487)  $ 77,130   $108,955   (288,932)  (108,039) $ 75,456   $97,126
                        ----------------------------------------- ----------------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
(2)  Sherman and 161st Street figures are for 2 mile radius

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                December 31, 2006

                     Residential (Multi-family) Properties
                     -------------------------------------


                                                                                  % Occupied          % Occupied
                Property                       Location     Square Feet  Units  December 31, 2006  September 30, 2006
                --------                       --------     -----------  -----  -----------------  ------------------

              Mid-Atlantic

             North Carolina
           Village Apartments                Winston Salem     578,706     600          86%                 91%

                Mid-West

                Missouri
Gate House, Holiday House, Tiger Village,      Columbia        625,545     874          92%                 87%
          Colony Apartments (1)                             -----------  -----


                 Totals                                      1,204,251   1,474          90%                 89%
                                                            ===========  =====          ===                 ===

(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                    Page 66